UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BEA SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:

common stock, par value $0.001 per share, of BEA Systems, Inc.

Aggregate number of securities to which transaction applies:

413,034,939 shares of common stock outstanding as of January 31, 2008; 56,981,345 options to purchase shares of common stock; restricted stock awards and restricted stock units with respect to 2,171,774 shares of common stock.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined based upon the sum of (A) 413,034,939 shares of common stock multiplied by $19.375 per share; (B) options to purchase 56,981,345 shares of common stock with exercise prices less than $19.375 multiplied by $5.525 (which is the difference between $19.375 and the weighted average exercise price of $13.85 per share); and (C) restricted stock awards and restricted stock units with respect to 2,171,774 shares of common stock multiplied by $19.375 per share. In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying 0.0000393 by the sum calculated in the preceding sentence.

Proposed maximum aggregate value of transaction:

$8,359,451,996

Total fee paid:

$328,526

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:

Form, Schedule or Registration Statement No.:

Filing Party:

Date Filed:

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, FEBRUARY 7, 2008

BEA SYSTEMS, INC.

2315 North First Street • San Jose, California 95131

Telephone (408) 570-8000

www.bea.com

[    ], 2008

Dear Stockholder,

You are cordially invited to attend a special meeting of BEA Systems, Inc. stockholders to be held on [    ], 2008, starting at [    ], Pacific time, at [    ].

At the special meeting, you will be asked to consider and vote upon a proposal to adopt the merger agreement under which BEA would be acquired by Oracle Corporation. We entered into this merger agreement on January 16, 2008. If the merger is completed, you, as a holder of BEA common stock, will be entitled to receive $19.375 in cash, without interest, for each share of BEA common stock owned by you at the consummation of the merger, as more fully described in the enclosed proxy statement.

After careful consideration, our board of directors has unanimously determined that the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of BEA stockholders and unanimously recommends that you vote “FOR” the adoption of the merger agreement.

Your vote is very important, regardless of the number of shares of common stock you own. We cannot consummate the merger unless the merger agreement is approved by the affirmative vote of the holders of outstanding shares of our common stock representing at least a majority of shares entitled to vote at the special meeting. Therefore, the failure of any stockholder to vote will have the same effect as a vote by that stockholder against the adoption of the merger agreement.

The attached proxy statement provides you with detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to this document. We encourage you to read this document and the merger agreement carefully and in their entirety. You may also obtain more information about BEA from documents we have filed with the Securities and Exchange Commission.

Thank you in advance for your continued support and your consideration of this matter.

Sincerely,

Alfred S. Chuang
Chairman of the Board, Chief Executive Officer and President

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

This proxy statement is dated [    ], 2008, and is first being mailed to stockholders on or about [    ], 2008.

BEA SYSTEMS, INC.

2315 North First Street • San Jose, California 95131

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [    ], 2008

To the Stockholders of BEA Systems, Inc.:

A special meeting of stockholders of BEA Systems, Inc., a Delaware corporation, or BEA, will be held on [    ], 2008, starting at [    ], Pacific time, at [    ], for the following purposes:

1. To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of January 16, 2008, among BEA, Oracle Corporation, a Delaware corporation, and Bronco Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Oracle Corporation, as it may be amended from time to time, pursuant to which Bronco Acquisition Corporation will merge with and into BEA.

2. To consider and vote on a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to adopt the merger agreement.

3. To consider and vote on such other business as may properly come before the special meeting or any adjournment or postponement of the special meeting.

Our board of directors has specified [    ], 2008, as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the special meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the special meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of BEA common stock held on the record date.

Under Delaware law, BEA stockholders who do not vote in favor of the merger agreement and the merger will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and the merger and comply with the other Delaware law procedures explained in the accompanying proxy statement.

Regardless of whether you plan to attend the special meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares will be represented at the special meeting. If you have Internet access, we encourage you to record your vote via the Internet. Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the adoption of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. Your prompt attention is greatly appreciated.

THE BEA BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT.

By Order of the Board of Directors,

Alfred S. Chuang
Chairman of the Board, Chief Executive Officer and President
San Jose, California
[ ], 2008

ADDITIONAL INFORMATION

This document incorporates important business and financial information about BEA from documents that are not included in or delivered with this document. See “Where You Can Find More Information” on page 77. You can obtain documents incorporated by reference in this document by requesting them in writing or by telephone from BEA Systems, Inc., 2315 North First Street, San Jose, California 95131, Attn: Investor Relations Department, Telephone (408) 570-8000. You will not be charged for any of these documents that you request. If you wish to request documents, you should do so by [    ], 2008 in order to receive them before the special meeting.

For additional questions about the merger, assistance in submitting proxies or voting shares of our common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

(800) 769-7666 (toll free)

(212) 269-5550 (collect)

i

Annex B: Opinion of Goldman, Sachs & Co.

Annex C: Voting Agreement with Alfred S. Chuang

Annex D: Voting Agreement with Carl Icahn and affiliated entities

Annex E: Section 262 of the General Corporation Law of the State of Delaware

ii

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a holder of shares of BEA common stock. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement. We sometimes make reference to BEA Systems, Inc. and its subsidiaries in this proxy statement by using the terms “BEA,” the “Company,” “we,” “our” or “us.”

Q:	When and where will the special meeting of stockholders be held?

A:	The special meeting of BEA stockholders will be held on [ ], 2008, starting at [ ], Pacific time, at [ ]. You should read the section entitled “The Special Meeting” beginning on page 16.

Q:	What are the proposals that will be voted on at the special meeting?

A:	You will be asked to consider and vote on (1) the adoption of the merger agreement, (2) the adjournment or postponement of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement, and (3) such other business as may properly come before the special meeting.

Q.	What will a BEA stockholder receive when the merger occurs?

A:	For every share of BEA common stock they hold at the time of the merger, BEA stockholders will be entitled to receive $19.375 in cash, without interest, less any applicable withholding taxes. This does not apply to shares held by BEA stockholders, if any, who have perfected their appraisal rights.

Q:	What will happen in the merger to stock options, restricted stock, restricted stock unit awards and other equity-based awards that have been granted to employees, officers and directors of BEA?

A:	Upon the consummation of the merger, options to acquire BEA common stock, restricted stock unit awards, restricted stock awards and other equity-based awards denominated in shares of BEA common stock outstanding immediately prior to the consummation of the merger will be converted into options, restricted stock unit awards, restricted stock awards or other equity-based awards, denominated in shares of Oracle common stock based on formulas contained in the merger agreement, except for equity-based awards held by a person who is not an employee of, or a consultant to, BEA or any of its subsidiaries, which equity-based awards shall be converted into the right to receive cash based on formulas contained in the merger agreement.

Q:	How does the merger consideration compare to the market price of BEA common stock?

A:	The merger consideration of $19.375 per share of BEA common stock represents a (1) 51.8% premium over the closing price of BEA shares on the NASDAQ on September 13, 2007, the last trading day before Mr. Carl C. Icahn and certain of his affiliates initially disclosed their collective ownership of approximately 8.5% of BEA’s common stock in a SEC filing on Schedule 13D, (2) 42.3% premium over the closing price of BEA shares on the NASDAQ on October 11, 2007, the last trading day before Oracle publicly announced its offer to acquire BEA at $17.00 per share in cash and (3) 24.4% premium over the closing price of BEA shares on the NASDAQ on January 15, 2008, the last trading day before the date the transaction was publicly announced.

Q:	Who is entitled to attend and vote at the special meeting?

A:	The record date for the special meeting is [ ], 2008. If you own shares of BEA common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. As of the record date, there were approximately [ ] shares of BEA common stock issued and outstanding.

Q:	How many votes are required to adopt the merger agreement?

A:	Under Delaware law, the adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of BEA common stock. In connection with the transactions contemplated by the merger agreement, Mr. Carl C. Icahn and certain of his affiliates, who, according to their amended Schedule 13D filed on October 4, 2007, collectively beneficially own, as of such date, approximately 13.2% of the total outstanding shares of BEA common stock, and Mr. Alfred S. Chuang, chairman of the board of directors and chief executive officer of BEA, who beneficially owns, as of January 31, 2008, approximately 2.3% of the total outstanding shares of BEA common stock, have entered into separate voting agreements with Oracle, to, among other things, vote their respective shares of BEA common stock in favor of the merger, unless the merger agreement has been terminated.

Q.	How many votes are required to adopt the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate, to solicit additional proxies?

A.	The adoption of the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of shares of BEA common stock represented in person or by proxy at the special meeting and entitled to vote thereon.

Q.	How does the BEA board of directors recommend that I vote on the proposals?

A:	BEA’s board of directors have determined that the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of BEA’s stockholders and unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement. You should read the section entitled “The Merger—Reasons for the Merger; Recommendation of BEA’s Board of Directors” beginning on page 26. BEA’s board of directors also recommends that you vote “FOR” the adoption of the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, to facilitate the adoption of the merger agreement.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Because under Delaware law the adoption of the merger agreement require the affirmative vote of a majority of the outstanding shares of BEA common stock, the failure to vote or the abstention from voting will have the same effect as a vote “AGAINST” the adoption of the merger agreement. Because the adoption of the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of a majority of the shares of BEA common stock represented in person or by proxy at the special meeting, abstentions will count as a vote “AGAINST” the proposal but the failure to vote your shares will have no effect on the outcome of the proposal.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares as described below. You have one vote for each share of BEA common stock you own as of the record date.

Q:	How do I vote if I am a stockholder of record?

A:	You may vote:

•	by completing, signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope;

•	by using the telephone number printed on your proxy card;

•	by using the Internet voting instructions printed on your proxy card; or

•	in person by appearing at the special meeting.

If you are voting by telephone or via the Internet, your voting instructions must be received by [    ] p.m., on [    ], 2008.

Voting via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone even if you plan to attend the special meeting in person to ensure that your shares of BEA common stock are represented at the special meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the proposal to adopt the merger agreement and “FOR” the adoption of the proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies. With respect to any other matter that properly comes before the special meeting, the persons appointed as proxies will vote the shares of BEA common stock represented by the proxy as directed by BEA’s board of directors.

Q:	How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:	If your shares are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

In addition, because any shares you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record. To be sure your shares are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares. Shares held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:	What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?

A:	Your brokerage firm, bank, trust or other nominee will not be able to vote your shares unless you have properly instructed your nominee on how to vote. Because the adoption of the merger agreement requires an affirmative vote of a majority of the outstanding shares of BEA common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Because the proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies requires the affirmative vote of a majority of the shares of common stock present or represented at the special meeting and entitled to vote thereon, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your broker or other nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

Q:	What constitutes a quorum for the special meeting?

A:	The presence, in person or by proxy, of stockholders representing a majority of the shares of BEA common stock entitled to vote at the special meeting will constitute a quorum for the special meeting. If you are a stockholder of record and you submit a properly executed proxy card, vote by telephone or via the Internet or vote in person at the special meeting, then your shares will be counted as part of the quorum. If you are a “street name” holder of shares and you provide your brokerage firm, bank, trust or other nominee with instructions as to how to vote your shares or obtain a legal proxy from such broker or nominee to vote your shares in person at the special meeting, then your shares will be counted as part of the quorum. All shares of BEA common stock held by stockholders that are present in person or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum.

Q:	What does it mean if I receive more than one proxy?

A:	If you receive more than one proxy, it means that you hold shares that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

Q:	May I change my vote after I have delivered my proxy?

A:	Yes. If you are the stockholder of record of BEA common stock, you have the right to change or revoke your proxy at any time before the vote taken at the special meeting:

•	by delivering to BEA’s Secretary, a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	by submitting a later-dated proxy card; or

•	if you voted by telephone or the Internet, by voting again by telephone or the Internet;

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

BEA Systems, Inc,

2315 North First Street

San Jose, California 95131

Attn: Secretary

If you are a “street name” holder of BEA common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:	Should I send in my stock certificates now?

A:	No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of BEA common stock for the merger consideration. If your shares are held in “street name” by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your “street name” shares in exchange for the merger consideration. PLEASE DO NOT SEND YOUR CERTIFICATES IN NOW.

Q:	What happens if I sell my shares of BEA common stock before the special meeting?

A:	The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of BEA common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the merger consideration to the person to whom you transfer your shares. In addition, if you sell your shares prior to the special meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger. For a more detailed discussion of your appraisal rights and the requirements for perfecting your appraisal rights, see “Appraisal Rights” on page 69 and Annex E.

Q:	Am I entitled to appraisal rights in connection with the merger?

A:	Stockholders are entitled to appraisal rights under Section 262 of the General Corporation Law of the State of Delaware, which we refer to as Delaware law, provided they satisfy the special criteria and conditions set forth in Section 262 of Delaware law. For more information regarding appraisal rights, see “Appraisal Rights” on page 69. In addition, a copy of Section 262 of Delaware law is attached as Annex E to this proxy statement.

Q:	Who can answer further questions?

A:	For additional questions about the merger, assistance in submitting proxies or voting shares of BEA common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

(800) 769-7666 (toll free)

(212) 269-5550 (collect)

If your brokerage firm, bank, trust or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust or other nominee for additional information.

SUMMARY

The following summary highlights information in this proxy statement and may not contain all the information that is important to you. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to or incorporated by reference in this proxy statement. We sometimes make reference to BEA Systems, Inc. and its subsidiaries in this proxy statement by using the terms “BEA,” the “Company,” “we,” “our” or “us.” Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

The Merger (Page 20)

The Agreement and Plan of Merger, dated as of January 16, 2008, which we refer to as the merger agreement, among BEA, Oracle Corporation, which we refer to as Oracle, and Bronco Acquisition Corporation, which we refer to as Bronco Acquisition Corp., provides that Bronco Acquisition Corp., a wholly-owned subsidiary of Oracle, will merge with and into BEA. As a result of the merger, BEA will become a wholly-owned subsidiary of Oracle. Upon completion of the proposed merger, shares of BEA’s common stock will no longer be listed on any stock exchange or quotation system. If the merger is completed, each outstanding share of BEA common stock will be converted into the right to receive $19.375 in cash, without interest (other than shares of BEA common stock held by any holder who has properly exercised appraisal rights of such shares in accordance with Section 262 of Delaware law, as described in this proxy statement). We refer to this amount in this proxy statement as the merger consideration.

The Special Meeting (Page 16)

Date, Time and Place. The special meeting will be held on [    ], 2008, starting at [    ], Pacific time, at [    ].

Purpose. You will be asked to consider and vote upon (1) the adoption of the merger agreement, (2) the adjournment or postponement of the special meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement and (3) such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.

Record Date and Quorum. You are entitled to vote at the special meeting if you owned shares of BEA common stock at the close of business on [    ], 2008, the record date for the special meeting. You will have one vote for each share of BEA common stock that you owned on the record date. As of [    ], 2008, there were [    ] shares of BEA common stock issued and outstanding and entitled to vote. A majority of BEA common stock issued, outstanding and entitled to vote at the special meeting constitutes a quorum for the purpose of considering the proposals. In the event that a quorum is not present at the special meeting, the meeting may be adjourned or postponed to solicit additional proxies.

Vote Required. The adoption of the merger agreement requires the affirmative vote of the holders of outstanding shares of BEA common stock representing at least a majority of the shares entitled to vote at the special meeting. Approval of any proposal to adjourn or postpone the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies requires the affirmative vote of the holders of a majority of the shares of BEA common stock present in person or represented by proxy at the special meeting and entitled to vote on the matter.

Voting and Proxies. Any stockholder of record entitled to vote at the special meeting may submit a proxy by telephone, via the Internet, by returning the enclosed proxy card by mail, or by voting in person at the special meeting. If you intend to submit your proxy by telephone or the Internet you must do so no later than [    ] on [    ], 2008. If you do not return your proxy card, submit your proxy by phone or the internet or attend the special meeting, your shares of BEA common stock will not be voted, which will have the same effect as a vote

“AGAINST” the adoption of the merger agreement. Even if you plan to attend the special meeting, after carefully reading and considering the information contained in this proxy statement, if you hold your shares of common stock in your own name as the stockholder of record, please vote your shares by completing, signing, dating and returning the enclosed proxy card or by using the telephone number printed on your proxy card or by using the Internet voting instructions printed on your proxy card.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, if applicable.

If your shares of BEA common stock are held in “street name,” you should instruct your broker, bank, trust or other nominee on how to vote such shares of common stock using the instructions provided by your broker or nominee. If your shares of BEA common stock are held in “street name,” you must obtain a legal proxy from such nominee in order to vote in person at the special meeting. If you fail to provide your nominee with instructions on how to vote your shares of BEA common stock, your nominee will not be able to vote such shares at the special meeting. Because the adoption of the merger agreement requires an affirmative vote of a majority of the outstanding shares of BEA common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. Because the proposal to adjourn or postpone the special meeting, if necessary, to solicit additional proxies requires the affirmative vote of a majority of the shares of common stock present or represented at the special meeting and entitled to vote thereon, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

Revocability of Proxy. Any stockholder of record of BEA common stock may revoke his or her proxy at any time before it is voted at the special meeting by any of the following actions:

•	delivering to BEA’s Secretary, a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	signing and delivering a new proxy, relating to the same shares of BEA common stock and bearing a later date; or

•	submitting another proxy by telephone or on the Internet (the latest telephone or Internet voting instructions will be followed).

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

BEA Systems, Inc,

2315 North First Street

San Jose, California 95131

Attn: Secretary

If you are a “street name” holder of BEA common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

The Companies (Page 19)

BEA Systems, Inc. BEA, a Delaware corporation, is a world leader in enterprise application and service infrastructure software. BEA Enterprise 360°, the industry’s most advanced SOA-based offering, is a comprehensive approach to delivering business results that includes technology, professional services, best practices, and world-class partners. Customers rely on BEA AquaLogic®, WebLogic®, and Tuxedo® product lines to reduce IT complexity and leverage existing resources, while improving cost structures and growing new revenue streams with new services. BEA enables customers to build a Liquid Enterprise™ that transforms their business and creates competitive advantage. BEA’s principal executive offices are located at 2315 North First Street, San Jose, California 95131, and its telephone number is (408) 570-8000.

Oracle. Oracle, a Delaware corporation, is the world’s largest enterprise software company. Oracle develops, manufactures, markets, distributes and services database and middleware software as well as applications software designed to help its customers manage and grow their business operations. Oracle also provides support for the Linux open source operating system through the Oracle Unbreakable Linux Support program, which provides its customers with Oracle’s industry-leading global support programs for Linux. Oracle’s goal is to offer customers scalable, reliable, secure and integrated software systems that provide transactional efficiencies, adapt to an organization’s unique needs and allow better ways to access and manage information at a lower total cost of ownership. Oracle seeks to be an industry leader in each of the specific product categories in which it competes and to expand into new and emerging markets. Oracle’s principal executive offices are located at 500 Oracle Parkway, Redwood Shores, California 94065, and its telephone number is (650) 506-7000.

Bronco Acquisition Corp. Bronco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Oracle, was formed solely for the purpose of facilitating Oracle’s acquisition of BEA. Bronco Acquisition Corp. has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Bronco Acquisition Corp. will merge with and into BEA and will cease to exist. Bronco Acquisition Corp.’s principal executive offices are located at 500 Oracle Parkway, Redwood Shores, California 94065, and its telephone number is (650) 506-7000.

Reasons for the Merger (Page 26)

In reaching its decision to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement, BEA’s board of directors, which we refer to as the BEA board of directors, consulted with BEA’s management, as well as its financial and legal advisors, and considered a number of factors that the board members believed supported their decision.

Recommendation of BEA Board of Directors (Page 26)

The BEA board of directors deemed that the merger and the other transactions contemplated by the merger agreement together represent a transaction that is fair to, advisable and in the best interests of BEA and its stockholders, and unanimously adopted and approved, and declared advisable, the merger agreement, the merger and the other transactions contemplated thereby. The BEA board of directors unanimously recommends that BEA stockholders vote “FOR” the adoption of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies.

Voting Agreements (Page 44)

In connection with the transactions contemplated by the merger agreement, Mr. Carl C. Icahn and certain of his affiliates, who, according to their amended Schedule 13D filed on October 4, 2007, collectively beneficially own, as of such date, approximately 13.2% of the total outstanding shares of BEA common stock, and Mr. Alfred S. Chuang, chairman of the BEA board of directors and chief executive officer of BEA, who beneficially owns, as of January 31, 2008, approximately 2.3% of the total outstanding shares of BEA common stock, have entered into separate voting agreements with Oracle, to, among other things, vote their respective shares of BEA common stock in favor of the merger, unless the merger agreement has been terminated.

Opinion of BEA’s Financial Advisor (Page 29)

Goldman, Sachs & Co., which we refer to as Goldman Sachs, has delivered its opinion to the BEA board of directors that, as of January 16, 2008, and based upon and subject to the factors and assumptions set forth therein, the $19.375 in cash per share of BEA common stock to be received by the holders of the outstanding shares of BEA common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated January 16, 2008, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached hereto as Annex B. Goldman Sachs provided its opinion for the information and assistance of the BEA board of directors in connection with its consideration of the transaction. The Goldman Sachs opinion is not a recommendation as to how any holder of shares of BEA common stock should vote with respect to the transaction or any other matter. Pursuant to engagement letters between BEA and Goldman Sachs, dated October 9, 2007 and November 14, 2007 BEA has agreed to pay Goldman Sachs financial advisory and transaction fees of approximately $33 million, a portion of which is payable upon consummation of the transaction.

Treatment of Options and Other Awards (Page 49)

Stock Options. Except as described below, stock options to purchase shares of BEA common stock that are outstanding immediately prior to the effective time of the merger will each be automatically converted into an option to acquire, on substantially the same terms and conditions applicable to such BEA stock options prior to the merger, a number of shares of Oracle common stock (rounded down to the nearest whole share) equal to product of (x) the number of shares of BEA common stock subject to the option and (y) a fraction (which we refer to as the “equity award exchange ratio”), the numerator of which is $19.375 and the denominator of which is the average closing price of Oracle common stock over the five trading days immediately preceding (but not including) the effective time of the merger.

The exercise price for converted options will equal the per share exercise price for the shares of BEA common stock divided by the equity award exchange ratio (rounded upwards to the nearest whole cent).

Unless Oracle determines otherwise, options held by persons who are not employees of, or consultants to, BEA immediately prior to the effective time of the merger will not be assumed. The options that are not assumed by Oracle, to the extent previously vested, will be automatically converted into the right to receive an amount of cash (without interest and less applicable withholding) equal to the positive difference, if any, between $19.375 and the per share exercise price of the option.

Restricted Stock Units; Restricted Shares. Except as described below, restricted shares of BEA common stock and restricted stock units denominated in shares of BEA common stock that are outstanding immediately prior to the effective time of the merger will automatically be converted into the right to receive restricted stock units with respect to the number of shares of Oracle common stock calculated by multiplying the number of restricted BEA shares and restricted BEA stock units by the equity award exchange ratio. The restricted Oracle stock units will vest in accordance with the applicable vesting schedule for the restricted BEA shares and restricted BEA stock units, with other terms and conditions substantially identical to the restricted BEA shares and restricted BEA stock units except to the extent necessary to reflect the fact that the restricted Oracle stock units are not actual shares of Oracle common stock. Restricted BEA shares that are converted as described above will also retain the right to receive dividend equivalents immediately upon payment of dividends to holders of Oracle common stock. Oracle has not paid cash dividends historically.

Restricted shares of BEA common stock that are held by certain of BEA’s executive officers will be converted into a number of restricted shares of Oracle common stock equal to the number of restricted shares of BEA common stock that they hold multiplied by the equity award exchange ratio and otherwise with terms and conditions substantially identical to the restricted shares of BEA common stock.

Employee Stock Purchase Plan. BEA will establish an exercise date under its 1997 Employee Stock Purchase Plan on the last day of the payroll period ending immediately prior to the effective time of the merger (but at least five business days before the effective time) with respect to then-accrued rights to purchase shares of BEA common stock under the plan. BEA will terminate the stock purchase plan effective on the date of such newly established exercise date. At the effective time of the merger, the newly purchased shares of BEA common stock will be converted into the right to receive $19.375 per share in cash, without interest.

Material U.S. Federal Income Tax Consequences of the Merger (Page 42)

The receipt of cash for shares of BEA common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a holder of BEA common stock will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received in the merger and (2) the holder’s adjusted tax basis in the shares. Stockholders should consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the merger.

Interests of BEA’s Directors and Executive Officers in the Merger (Page 40)

BEA’s executive officers and directors have economic interests in the merger that are different from, or in addition to, their interests as BEA stockholders. The BEA board of directors was aware of and considered these interests, among other matters, in reaching its decision to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated the merger agreement. BEA’s executive officers are parties to employment agreements with BEA, each of which provide severance and other benefits in the case of qualifying terminations of employment in connection with a change in control of BEA, including consummation of the merger. Executive officers and directors of BEA have rights to indemnification and directors’ and officers’ liability insurance that will survive consummation of the merger.

Common Stock Ownership of Directors and Executive Officers (Page 75)

As of January 31, 2008, the directors and executive officers of BEA beneficially owned in the aggregate approximately 18,274,785 of the shares of BEA common stock entitled to vote at the special meeting or approximately 4.4% of BEA’s outstanding common stock as of January 31, 2008. We currently expect that each of these individuals will vote all of his or her shares of common stock in favor of each of the proposals.

Amendment of BEA’s Rights Agreement (Page 47)

Immediately prior to the execution of the merger agreement, BEA and Computershare Trust Company, N.A., (formerly known as EquiServe Trust Company, N.A.), the rights agent under BEA’s rights agreement, entered into an amendment of BEA’s rights agreement that provides that none of (i) the approval, execution, delivery or performance of the merger agreement, (ii) the approval, execution, delivery or performance of the voting agreements, (iii) the consummation of the merger or any other transaction contemplated by the merger agreement or voting agreements or (iv) the public announcement of any of the foregoing will trigger the provisions of the rights agreement.

Appraisal Rights (Page 69)

Under Delaware law, BEA stockholders who do not vote in favor of the merger agreement and the merger will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of

Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and the merger and comply with the other Delaware law procedures explained in this proxy statement.

Conditions to the Merger (Page 63)

Conditions to Each Party’s Obligations. Each party’s obligation to consummate the merger is subject to the satisfaction or waiver of the following mutual conditions:

•	approval and adoption of the merger agreement and the merger by an affirmative majority of the outstanding shares of BEA common stock;

•

no governmental entity with jurisdiction over any party will have issued any binding order, injunction, decree, ruling or other action (other than those issued pursuant to applicable federal, state or local antitrust, competition, premerger notification or trade regulation laws) that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the merger;

•	no law or regulation will have been adopted that makes the consummation of the merger illegal or otherwise prohibited; and

•

the waiting period applicable to the merger under the antitrust laws of the United States and the European Union will have expired or been terminated; any required affirmative approval of a governmental entity required under any applicable federal, state or local antitrust, competition, premerger notification or trade regulation laws in the United States or the European Union will have been obtained; and neither a United States District Court nor the European Commission will have issued an order or injunction pursuant to antitrust law which would in effect prohibit the consummation of the merger (which we refer to as the antitrust condition).

Conditions to BEA’s Obligations. The obligation of BEA to consummate the merger is subject to the satisfaction or waiver of further conditions, including:

•

the representations and warranties of Oracle and Bronco Acquisition Corp. made in the merger agreement, will be true and correct in all material respects when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct in all material respects as of such specified date);

•

Oracle and Bronco Acquisition Corp. will have performed in all material respects their respective obligations on or before the date on which the transactions contemplated by the merger agreement are to be completed; and

•	BEA will have received a certificate signed on Oracle’s behalf by a senior executive officer of Oracle as to the satisfaction of the conditions described in the preceding two bullets.

Conditions to Oracle’s and Bronco Acquisition Corp.’s Obligations. The obligation of Oracle and Bronco Acquisition Corp. to consummate the merger is subject to the satisfaction or waiver of further conditions, including:

•

the representations and warranties of BEA relating to corporate existence, power, authority, certain capitalization matters and the opinion of BEA’s financial advisor set forth in the merger agreement, to the extent not qualified by materiality thresholds, will be true in all material respects, and to the extent so qualified, will be true in all respects, on the date made and as of the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date);

•

the other representations and warranties of BEA made in the merger agreement, disregarding materiality thresholds, will be true when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date), provided that such representations will be deemed to be true unless the individual or aggregate impact of the failure to be so true would have or would reasonably be expected to have a material adverse effect on BEA;

•	Oracle will have received a certificate signed on BEA’s behalf by a senior executive officer of BEA as to the satisfaction of the conditions described in the preceding two bullets;

•	BEA will have performed, in all material respects, its obligations under the merger agreement on or prior to the consummation of the merger;

•

an independent committee will not have been appointed pursuant to the Change in Control Severance Plan, adopted by the BEA board of directors on November 7, 2007 (which we refer to as the Change in Control Severance Plan), and no trust will have been established and/or funded in connection with the Change in Control Severance Plan or certain other BEA employee benefits plans; and

•

there will not have been any fact, event, change, development or set of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on BEA.

Termination of the Merger Agreement (Page 65)

BEA and Oracle may terminate the merger agreement by mutual written consent at any time before the consummation of the merger. In addition, with certain exceptions, either Oracle or BEA may terminate the merger agreement at any time before the consummation of the merger if:

•

the merger is not consummated before October 16, 2008 (which we refer to as the end date); provided, that if all of the conditions to the consummation of the merger shall have been satisfied, other than the expiration or termination of the applicable waiting period under the HSR Act and the receipt of regulatory approvals under the applicable merger control laws of the European Commission, the end date may be extended by a three month period by either BEA or Oracle by written notice to the other party (the end date may be so extended not more than twice at the election of either BEA or Oracle and thereafter it may be extended for one additional three month period at the sole discretion of Oracle); provided further, that the end date may not be extended past July 16, 2009; provided, further, that a party whose willful or intentional breach of any provision of the merger agreement resulted in the failure of the merger to be consummated before the end date will not be entitled to exercise its right to terminate the merger agreement because of this reason; provided further, that if all material conditions to the consummation of the merger have been satisfied except that a pending decision, opinion or order from a governmental entity is required to consummate the merger has not yet been issued, then the end date shall be tolled until such pending decision, opinion or order has been issued, whether or not that would result in the end date occurring after July 16, 2009;

•

any governmental entity of competent jurisdiction issues an order, decree, injunction or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the merger and such order, decree, ruling or other action becomes final and non-appealable;

•	any law or regulation is adopted that makes consummation of the merger illegal or otherwise prohibited; or

•

the merger agreement has been submitted to BEA’s stockholders for approval and adoption and the required vote has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting (or any adjournment or postponement thereof).

BEA may also terminate the merger agreement if:

•

prior to the receipt of approval of the adoption of the merger agreement by BEA’s stockholders, the BEA board of directors authorizes BEA, in compliance with the other terms of the merger agreement, to enter into a binding definitive agreement in respect of a superior proposal if (1) BEA pays the termination fee described below at or prior to termination of the merger agreement and (2) BEA substantially concurrently enters into a binding definitive agreement with respect to such superior proposal; or

•

Oracle or Bronco Acquisition Corp. materially breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, or if any representation or warranty of Oracle or Bronco Acquisition Corp. becomes inaccurate, in either case such that the conditions to the merger relating to the accuracy of Oracle’s or Bronco Acquisition Corp.’s representations, warranties and covenants would not be satisfied as of the time of such breach or as of the time such representation and warranty became inaccurate and in either case such that breaches or inaccuracies are not curable by Oracle or Bronco Acquisition Corp. within 30 days and prior to the end date or Oracle or Bronco Acquisition Corp. cease to exercise commercially reasonable efforts to cure such breach or inaccuracy.

Oracle may also terminate the merger agreement:

•	an adverse recommendation change (as defined in the section entitled “The Merger Agreement—BEA Board Recommendation”) has occurred;

•

BEA has entered into, or publicly announced its intention to enter into, a letter of intent, memorandum of understanding or other contract (other than an acceptable confidentiality agreement) relating to any acquisition proposal;

•	BEA or any of its representatives has willfully and materially breached any of its obligations under the non-solicitation provisions in the merger agreement; or

•

BEA materially breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, or if any representation or warranty of BEA becomes inaccurate, in either case such that the conditions to the merger relating to the accuracy of BEA’s representations, warranties and covenants would not be satisfied as of the time of such breach or as of the time such representation and warranty became inaccurate and in either case such that breaches or inaccuracies are not curable by BEA within 30 days and prior to the end date or BEA ceases to exercise commercially reasonable efforts to cure such breach or inaccuracy.

Termination Fees and Expenses (Page 66)

BEA has agreed to pay Oracle a termination fee of $250 million in the event that the merger agreement is terminated by (a) Oracle pursuant to the provisions described in the first three bullet points in the third paragraph under “Summary—Termination of the Merger Agreement” above, (b) by BEA pursuant to the provisions described in the first bullet point in the second paragraph under “Summary—Termination of the Merger Agreement” above or (c) by either party pursuant to the provisions described in the first or fourth bullet point described in the first paragraph under “Summary—Termination of the Merger Agreement” above and (x) prior to such termination (in the case of termination pursuant to the first bullet point in the first paragraph under “Summary—Termination of the Merger Agreement” above) or the special meeting (in the case of termination pursuant to the fourth bullet point in the first paragraph under “Summary—Termination of the Merger Agreement” above), an acquisition proposal has been publicly announced and not publicly withdrawn, and (y) within 12 months following the date of such termination BEA has (1) entered into a definitive agreement with respect to, or (2) completed, an acquisition proposal. In addition, if the merger agreement is terminated by Oracle because the required approval of the stockholders of BEA has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting, BEA has agreed to reimburse Oracle for all its documented, reasonable out-of-pocket fees and expenses in an amount up to $25 million (any fee reimbursement amount paid by BEA will be credited against any obligation of BEA to pay Oracle a termination fee).

In addition, if BEA has not breached its antitrust obligations (other than breaches that are unintentional and immaterial) under the merger agreement, Oracle has agreed to pay BEA a termination fee of $500 million in the event that either:

•

the merger agreement is terminated pursuant to the provision described in the first bullet point in the first paragraph under “Summary—Termination of the Merger Agreement” above and either (a) the antitrust closing conditions have not been satisfied or waived or (b) a governmental entity has issued an order, rule or regulation relating to antitrust matters that restrains, enjoins or prohibits the consummation of the merger; or

•

the merger agreement is terminated pursuant to the provisions described in the second or third bullet points in the first paragraph under “Summary—Termination of the Merger Agreement” above and at the time of such termination under either provision, all other conditions to closing of Oracle and Bronco Acquisition Corp. have been met or waived.

No Solicitations (Page 57)

Immediately upon signing of the merger agreement, BEA and its subsidiaries agreed to cease any discussions, negotiations or other activities with respect to any actual or potential competing acquisition proposal. In addition, under the merger agreement, BEA and its subsidiaries are not permitted to, among other things, (i) solicit, initiate, or knowingly take any action to facilitate or encourage the submission of any proposal or the making of any inquiries, offer or proposal that could reasonably be expected to lead to an acquisition proposal or (ii) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to BEA or any of its subsidiaries to, afford access to the business, properties, assets, books or records of BEA or any of its subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, any acquisition proposal.

Notwithstanding these restrictions, prior to the adoption of the merger agreement by BEA’s stockholders, the BEA board of directors directly or indirectly through any representative, may engage in discussions or negotiations with, or furnish or disclose non-public information to a person who has made a bona fide unsolicited acquisition proposal so long as (i) the BEA board of directors believes in good faith, after consultation with its outside legal counsel and financial advisor of nationally recognized reputation, that such acquisition proposal constitutes or would reasonably be expected to lead to a superior proposal, (ii) prior to taking such action, BEA enters into an acceptable confidentiality agreement with the third party or group who has made the acquisition proposal and (iii) the BEA board of directors determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

Regulatory Approvals (Page 43)

Under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to as the HSR Act), the merger may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice (which we refer to as the Antitrust Division) and the Federal Trade Commission (which we refer to as the FTC) by BEA and Oracle and the applicable waiting period has expired or been terminated. BEA and Oracle filed their respective notification and report forms with the Antitrust Division and the FTC under the HSR Act on January 28, 2008.

Consummation of the Merger (Page 48)

BEA currently anticipates that the merger will be completed by mid-2008. However, we cannot predict the exact timing of the consummation of the merger and whether the merger will be consummated. In order to consummate the merger, we must obtain stockholder approval and the other closing conditions under the merger agreement, including receipt of certain regulatory approvals, must be satisfied or, to the extent legally permitted, waived.

Market Price of Common Stock (Page 73)

The closing sale price of BEA common stock on the NASDAQ Global Select Market on February 6, 2008, was $18.61.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you in this proxy statement, include forward-looking statements based on estimates and assumptions. There are forward-looking statements throughout this proxy statement, including, without limitation, under the headings “Summary,” “The Special Meeting,” “The Merger,” “Opinion of BEA’s Financial Advisor,” “Financial Projections,” “Regulatory Approvals,” and “Litigation Related to the Merger,” and in statements containing words such as “believes,” “estimates,” “anticipates,” “continues,” “predict,” “potential,” “contemplates,” “expects,” “may,” “will,” “likely,” “could,” “should” or “would” or other similar words or phrases. These statements are subject to risks, uncertainties, and other factors, including, among others:

•	the effect of the announcement of the merger on BEA’s business relationships, operating results and business generally;

•	the retention of certain key employees at BEA;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

•	the outcome of any legal proceedings that may be instituted against BEA or Oracle and others related to the merger agreement;

•

stockholder approval or other conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule;

•	the amount of the costs, fees, expenses and charges related to the merger and the execution of certain financings that will be obtained to consummate the merger; and

•	BEA’s and Oracle’s ability to meet expectations regarding the timing, completion and accounting of the merger.

In addition, we are subject to risks and uncertainties and other factors detailed in BEA’s annual report on Form 10-K for the fiscal year ended January 31, 2007, filed with the Securities and Exchange Commission, which we refer to herein as the SEC, on November 15, 2007, which should be read in conjunction with this proxy statement. See “Where You Can Find More Information” on page 77. Many of the factors that will determine BEA’s future results are beyond BEA’s ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent BEA’s views as of the date of this proxy statement, and it should not be assumed that the statements made herein remain accurate as of any future date. Moreover, we assume no obligation to update forward-looking statements or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

This proxy statement is being furnished to BEA’s stockholders as part of the solicitation of proxies by the BEA board of directors for use at the special meeting to be held on [    ], 2008, starting at [    ] a.m., local time, at [    ], or at any postponement or adjournment thereof. The purpose of the special meeting is for BEA’s stockholders to consider and vote on adoption of the merger agreement (and to approve the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies). BEA’s stockholders must adopt the merger agreement in order for the merger to occur. If BEA’s stockholders fail to adopt the merger agreement, the merger will not occur. A copy of the merger agreement is attached to this proxy statement as Annex A. You are urged to read the merger agreement in its entirety.

Record Date and Quorum

We have fixed the close of business on [    ], 2008, as the record date for the special meeting, and only holders of record of BEA common stock on the record date are entitled to vote at the special meeting. As of [    ], 2008, there were [    ] shares of BEA common stock outstanding and entitled to vote. Each share of BEA common stock entitles its holder to one vote on all matters properly coming before the special meeting.

A majority of the shares of BEA common stock issued, outstanding and entitled to vote at the special meeting constitutes a quorum for the purpose of considering the proposals. Shares of BEA common stock represented at the special meeting but not voted, including shares of BEA common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the special meeting for purposes of determining the presence or absence of a quorum for the transaction of all business. In the event that a quorum is not present at the special meeting, the special meeting may be adjourned or postponed to solicit additional proxies, provided that the proposal to adjourn or postpone the special meeting has been adopted by the affirmative vote by a majority of shares of BEA common stock represented in person or by proxy at the special meeting and entitled to vote thereon.

Vote Required for Approval

You may vote FOR or AGAINST, or you may ABSTAIN from voting on, the proposal to adopt the merger agreement. Consummation of the merger requires the adoption of the merger agreement by the affirmative vote of the holders of outstanding shares of BEA common stock representing at least a majority of the shares entitled to vote at the special meeting. Therefore, if you abstain or fail to vote, it will have the same effect as a vote “AGAINST” the adoption of the merger agreement.

The adoption of the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of a majority of the shares of BEA common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Therefore, if you abstain, it will have the same effect as a vote “AGAINST” the adoption of the proposal to adjourn or postpone the special meeting and if you fail to vote, it will have no effect on the outcome of the proposal.

As of January 31, 2008, BEA’s directors and executive officers held and are entitled to vote, in the aggregate, approximately 18,274,785 shares of BEA common stock, representing approximately 4.4% of BEA’s outstanding common stock. We currently expect that each of BEA’s directors and executive officers will vote their shares of BEA common stock in favor of the proposals to be presented at the special meeting.

Proxies and Revocation

If you are a stockholder of record of your shares of BEA common stock and you submit a proxy by telephone or the Internet or by returning a signed and dated proxy card by mail that is received by BEA prior to the date of the special meeting, your shares will be voted at the special meeting as you indicate. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the adoption of the merger agreement and “FOR” the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies, and in accordance with the recommendations of the BEA board of directors on any other matters properly brought before the special meeting, or at any adjournment or postponement thereof, for a vote.

If your shares of BEA common stock are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker. Brokers who hold shares of BEA common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not allowed to exercise their voting discretion with respect to the approval of matters that the are “non-routine,” such as adoption of the merger agreement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. If your broker or other nominee holds your shares of BEA common stock in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement. Because it is expected that brokers and other nominees will not have discretionary authority to vote on either proposal, BEA anticipates that there will not be any broker non-votes in connection with either proposal.

Proxies received by BEA at any time before the date of the special meeting, which have not been revoked or superseded before being voted, will be voted at the special meeting.

If you are a stockholder of record of your shares of BEA common stock, you have the right to change or revoke your proxy at any time before the vote taken at the special meeting by:

•	delivering to BEA’s Secretary, a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting);

•	signing and delivering a new proxy, relating to the same shares of BEA common stock and bearing a later date; or

•	submitting another proxy by telephone or on the Internet (the latest telephone or Internet voting instructions will be followed).

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

BEA Systems, Inc,

2315 North First Street

San Jose, California 95131

Attn: Secretary

If you are a “street name” holder of BEA common stock, you may change your vote by submitting new voting instructions to your brokerage firm, bank, trust or other nominee. You must contact your nominee to obtain instructions as to how to change or revoke your proxy.

Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. BEA’s amended and restated bylaws provide that any adjournment may be made without notice if the adjournment is to a date that is not greater than 30 days after the original date fixed for the special meeting and no new record date is fixed for the adjourned meeting. Any signed proxies received by BEA prior to the date of the special meeting in which no voting instructions are provided on such matter will be voted “FOR” an adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies. Whether or not a quorum exists, holders of a majority of BEA shares of common stock present in person or represented by proxy and entitled to vote at the special meeting may adjourn the special meeting. Because a majority of the votes represented at the meeting, whether or not a quorum exists, is required to approve the proposal to adjourn the meeting, abstentions will have the same effect on such proposal as a vote “AGAINST” the proposal. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow BEA’s stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Solicitation of Proxies

We have retained D.F. King, Inc. to assist in the solicitation of proxies for the special meeting for a fee of approximately $25,000, plus reimbursement of reasonable out-of-pocket expenses. Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of BEA common stock that the brokers and fiduciaries hold of record. Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our proxy solicitor, D.F. King, Inc. toll-free at 1-800-769-7666 or collect at 1-212-269-5550.

Availability of Documents

Documents incorporated by reference (excluding exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents) will be provided by first class mail without charge to each person to whom this proxy statement is delivered upon written or oral request of such person. In addition, our list of stockholders entitled to vote at the special meeting will be available for inspection at our principal executive offices at least 10 days prior to the date of the special meeting and continuing through the special meeting for any purpose germane to the meeting; the list will also be available at the meeting for inspection by any stockholder present at the meeting.

THE COMPANIES

BEA

BEA, a Delaware corporation, is a world leader in enterprise application and service infrastructure software. BEA Enterprise 360°, the industry’s most advanced SOA-based offering, is a comprehensive approach to delivering business results that includes technology, professional services, best practices, and world-class partners. Customers rely on BEA AquaLogic®, WebLogic®, and Tuxedo® product lines to reduce IT complexity and leverage existing resources, while improving cost structures and growing new revenue streams with new services. BEA enables customers to build a Liquid Enterprise™ that transforms their business and creates competitive advantage. BEA’s principal address is 2315 North First Street, San Jose 95131, and its telephone number is (408) 570-8000. For more information about BEA, please visit our corporate website at www.bea.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and is not incorporated herein by reference. See also “Where You Can Find More Information.” BEA’s common stock is publicly traded on the NASDAQ Global Select Market under the symbol “BEAS”.

Oracle

Oracle, a Delaware corporation, is the world’s largest enterprise software company. Oracle develops, manufactures, markets, distributes and services database and middleware software as well as applications software designed to help its customers manage and grow their business operations. Oracle also provide support for the Linux open source operating system through the Oracle Unbreakable Linux Support program, which provides its customers with Oracle’s industry-leading global support programs for Linux.

Oracle’s goal is to offer customers scalable, reliable, secure and integrated software systems that provide transactional efficiencies, adapt to an organization’s unique needs and allow better ways to access and manage information at a lower total cost of ownership. Oracle seeks to be an industry leader in each of the specific product categories in which it competes and to expand into new and emerging markets. Oracle’s principal executive offices are located at 500 Oracle Parkway, Redwood Shores, California 94065, and its telephone number is (650) 506-7000. Additional information regarding Oracle is contained in Oracle’s filings with the SEC.

Bronco Acquisition Corp.

Bronco Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Oracle, was formed solely for the purpose of facilitating Oracle’s acquisition of BEA. Bronco Acquisition Corp. has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Upon consummation of the proposed merger, Bronco Acquisition Corp. will merge with and into BEA and will cease to exist, with BEA continuing as wholly-owned subsidiary of Oracle. Bronco Acquisition Corp.’s address is 500 Oracle Parkway, Redwood Shores, California 94065, and its telephone number is (650) 506-7000.

THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and which is incorporated by reference into this proxy statement. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Background of the Merger

BEA regularly reviews and evaluates its business strategy and strategic alternatives with the goal of enhancing stockholder value. As part of these reviews, management and the BEA board of directors on various occasions consulted with Goldman Sachs. In addition, from time to time between 2004 and May 2007, there were various non-specific, exploratory contacts between BEA and Oracle as well as BEA and other industry participants regarding possible strategic transactions with BEA.

In June, 2007, the BEA board of directors met with representatives of Goldman Sachs to review BEA’s business strategy and strategic alternatives with the goal of enhancing stockholder value. The board of directors considered BEA’s financial, business and stock price performance, both over time and relative to its peers and the expectations of the market, and discussed a number of possible strategic alternatives, including recapitalization transactions and possible transactions with strategic and financial partners.

On June 21, 2007, the BEA board of directors received a letter from Charles Phillips, President of Oracle, in which Oracle expressed an interest in submitting a proposal to acquire BEA if the BEA board of directors decided to seek a merger or sale of BEA or to consider other strategic alternatives. On June 25, 2007, Alfred Chuang, Chairman of the Board, Chief Executive Officer and President of BEA, replied to Mr. Phillips, stating that, after thorough discussion, the board of directors was of the unanimous view that BEA’s priority was to finalize the work required to become current in its periodic reports with the SEC, which had not been filed on a timely basis as a result of the findings of BEA’s Audit Committee in its review of BEA’s historical stock option grant practices and related events.

On July 18, 2007, the BEA board of directors had a meeting at which, among other things, Goldman Sachs provided an overview of BEA’s performance, market expectations, financial sponsor trends and strategic considerations and alternatives.

On September 14, 2007, Carl Icahn and certain of his affiliates disclosed beneficial ownership of approximately 8.5% of BEA’s common stock in a SEC filing on Schedule 13D. On September 20, 2007, Mr. Icahn and certain of his affiliates amended the Schedule 13D to reflect that their collective beneficial ownership stake in BEA’s common stock had increased to approximately 9.9%.

On October 2, 2007, Mr. Phillips sent an email to William Klein, Vice President, Business Planning and Development of BEA, indicating that Oracle wished to discuss a possible business combination with BEA and suggesting that it was an optimal time for Oracle and BEA to do so.

On October 3, 2007, Mr. Icahn and certain of his affiliates filed an amendment to their Schedule 13D in which they disclosed an increase in their beneficial ownership stake in BEA’s common stock to approximately 11.1%. The next day, it was disclosed, in a further amendment to their Schedule 13D, that Mr. Icahn and his affiliates had once again raised their beneficial ownership of BEA’s common stock to approximately 13.2%. On October 5, 2007, the board of directors met telephonically to discuss Mr. Icahn’s shareholdings, interactions with Oracle and other matters.

On October 8, 2007, Mr. Chuang of BEA met with Mr. Icahn in New York and discussed BEA’s strategy, performance and other matters.

On October 9, 2007, the board of directors met telephonically to review ongoing events, including activities and communications with Mr. Icahn and other stockholders and with Oracle, and to discuss related matters. Pursuant to a letter agreement dated October 9, 2007, BEA engaged Goldman Sachs to act as its financial advisor in connection with potential attempts to acquire or influence control of BEA or its board of directors.

On October 10, 2007, Oracle sent a letter, dated October 9, 2007, to the BEA board of directors in which Oracle stated that it was prepared to acquire BEA at a price per share of $17.00 in cash. Management and members of the board of BEA discussed the proposal in a number of telephonic conversations and other communications through the course of October 10, 2007.

On October 11, 2007, Mr. Klein sent a letter to Oracle in which he stated that the BEA board of directors acknowledged Oracle’s interest in acquiring BEA but that it was apparent to the board that BEA was worth more to Oracle, to others and to its stockholders than the $17.00 per share price proposed by Oracle. The letter also sought clarification from Oracle regarding the process Oracle proposed, and stated that the board of directors could not consider a lengthy, open-ended process.

On October 12, 2007, Oracle issued a press release in which it announced that it had delivered a letter to the BEA board of directors proposing to acquire BEA for $17.00 per share in cash. In the press release, Oracle said that it was prepared to move forward toward a transaction at its proposed price of $17.00 per share.

Later that day, BEA issued a press release in which it confirmed that the BEA board of directors had received an unsolicited proposal from Oracle to acquire BEA for $17.00 per share in cash. The press release stated that, consistent with its fiduciary duties, and in consultation with its financial and legal advisors, the BEA board of directors had reviewed Oracle’s proposal and concluded that it significantly undervalued BEA. The press release also included the text of BEA’s October 11 letter to Oracle.

On the evening of October 12, 2007, Oracle issued a second press release, attaching a letter from Oracle to the BEA board of directors that confirmed Oracle’s willingness to proceed immediately with a process that would lead to a definitive agreement. Later that evening, BEA issued a press release stating that BEA had not agreed with Oracle on a process that could lead to a definitive agreement over the coming weekend, but also that BEA had not stated that no process with Oracle could result in a negotiated transaction, and reiterated that BEA was worth substantially more than Oracle’s $17.00 per share proposal. Thereafter, Mr. Icahn issued a press release containing the text of a letter to the BEA board of directors. In the letter, Mr. Icahn stated that he shared BEA’s belief that Oracle’s offer of $17.00 per share was inadequate, and urged the board of directors to seek to sell BEA either in an auction process in an expeditious manner to the highest credible bidder or by accepting a preemptive bid at a compelling valuation.

On October 15, 2007, Mr. Klein sent a form of non-disclosure agreement to Oracle, and indicated in an accompanying letter that BEA would expect any party seeking to review confidential information of BEA to first sign such an agreement. Mr. Klein stated that this was necessary to protect BEA’s business and invited Oracle to direct any questions regarding the proposed form of non-disclosure agreement to BEA’s legal counsel at Wachtell, Lipton, Rosen & Katz.

On October 17, 2007, a meeting of the BEA board of directors was held at its offices. The board discussed recent events and a variety of matters relating to Oracle’s acquisition proposal, including regulatory considerations, BEA’s expectation that it would soon become current in its SEC filings, the potential magnitude of synergies with a strategic acquiror, differences and similarities between the situation facing BEA and past interactions between Oracle and Oracle’s acquisition targets, employee and stockholder considerations, possible transactions with one or more other industry participants, and other matters. Representatives of Goldman Sachs reviewed with the board Goldman Sachs’ preliminary financial analysis of BEA. After discussing and considering the foregoing and related issues and matters, the board of directors unanimously approved a resolution stating that it supported the path management had taken in responding to Oracle’s offer to acquire BEA at $17.00 and supported the continued rejection of such offer.

Also that day, the board of directors received a letter from Oracle, in which Oracle indicated that it would not execute the confidentiality agreement sent to Oracle from BEA on October 15, 2007, and that Oracle required no confidential information from BEA prior to negotiating and executing definitive transaction documents. After the board of directors meeting on October 17, 2007, Mr. Klein sent a letter to Mr. Phillips, in which Mr. Klein stated that BEA believed that the form of confidentiality agreement sent to Oracle by BEA was standard and that its execution would be a first step in pursuing discussions with BEA.

The BEA board of directors met on October 19, 2007. Management updated the board with respect to recent events, including communications between Mr. Phillips and Mr. Klein. Other matters were also discussed, including contacts which had been received from other industry participants. The board of directors discussed and then authorized Goldman Sachs to participate in exploratory discussions with a group of other interested parties regarding their strategic interest in BEA.

From time to time during the period from October 2007 until January 2008, BEA and its advisors held exploratory discussions with ten potential strategic partners regarding a possible transaction with BEA. These exploratory conversations led to in-person meetings between management of BEA and three potential strategic partners. No potential strategic partner agreed to execute a non-disclosure agreement with BEA, and therefore no non-public information was provided at any such meeting or otherwise. None of these conversations proceeded beyond exploratory discussions.

On October 23, 2007, Oracle issued a press release containing the text of a letter to the BEA board of directors in which Oracle stated that if the BEA board of directors refused to execute an acquisition agreement and allow BEA’s stockholders to vote on Oracle’s proposal, then Oracle’s $17.00 per share proposal would expire at 5 p.m., PDT, on Sunday, October 28, 2007.

The BEA board of directors met telephonically later that day to discuss the letter from Oracle and related matters. The board considered a draft response to Oracle’s most recent press release. After discussion, the board agreed to release the response publicly.

Later that day, BEA issued a press release containing the text of a letter to Oracle. The BEA board of directors reiterated that it was of the unanimous view that Oracle’s $17.00 per share proposal undervalued BEA. The letter also stated that the BEA board of directors had not indicated that it would be opposed to a transaction that appropriately reflected BEA’s value, reached through a reasonable process.

On October 24, 2007, at the direction of the board, representatives of Goldman Sachs had discussions with Mr. Icahn and certain of his associates, in which Mr. Icahn recommended that the BEA board of directors exempt Oracle’s $17.00 per share offer from BEA’s stockholder rights plan if the offer were supported by a majority of the shares. Mr. Icahn also stated that he intended to make a public announcement the following day regarding his recommendation. The BEA board of directors met telephonically and representatives of Goldman Sachs described the conversations that had occurred between them and Mr. Icahn. Representatives of Goldman Sachs stated to the board that they and BEA’s other advisors had discussed Mr. Icahn’s recommendation and statement that he would make a public announcement, and recommended to the board that it consider whether it should make an announcement that evening regarding the price at which the board would be prepared to discuss a sale of BEA. Discussion ensued regarding financial analyses, synergies expected by BEA’s management to be achievable with various acquirors, other strategic options and related matters, and after thorough consideration and discussion, the board unanimously determined that it would be prepared to discuss the sale of BEA at a price of $21.00 in cash per share. A draft press release was reviewed with the board and discussion ensued regarding the content of the release, in response to which alterations were made. The board discussed the timing of the release and other tactical matters as well as potential responses of Oracle and others. Wachtell, Lipton reviewed with the board its fiduciary duties, and also informed the board that a form of merger agreement had been prepared which could be sent to any interested party shortly after the release, and explained various aspects of the draft merger agreement. It was determined that the release would be issued the following morning.

On October 25, 2007, BEA issued a press release stating that the board was prepared to authorize negotiations with third parties, including Oracle, at a price of $21.00 per share, and that its legal counsel, Wachtell, Lipton, would deliver a draft merger agreement to any interested parties. Following the issuance of the release, Mr. Klein spoke with Mr. Phillips, and Mr. Phillips indicated that the proposed $21.00 price was too high. Mr. Klein said that BEA was willing to meet with Oracle if the parties were able to agree on a confidentiality agreement. Also that day, Wachtell, Lipton sent a draft merger agreement to Mr. Phillips.

That evening, Oracle issued a press release containing the text of a letter to the board of BEA in which Oracle described BEA’s $21.00 per share price as too high for Oracle or any other potential acquirer to pay for BEA. Oracle stated that it was unwilling to increase its $17 per share price and reiterated its October 28 deadline.

On October 26, 2007, after a telephonic meeting of the board of directors, BEA issued a press release containing the text of a letter to Oracle that stated that Oracle’s $17.00 per share proposal was unacceptable and that the board could not accept a proposal that undervalued BEA. Later that day, Mr. Icahn issued a press release containing the text of a letter to the BEA board of directors urging the board to conduct an auction sale process and declaring that Mr. Icahn was commencing a lawsuit in Delaware court demanding that BEA hold an annual meeting of stockholders prior to November 30, 2007, and also seeking an injunction against certain corporate actions. On October 26, 2007, the BEA board of directors met telephonically to discuss the lawsuit and other matters.

In the evening of October 28, 2007, Oracle issued a press release stating that its offer of $17.00 per share had expired. On October 29, 2007, BEA issued a press release containing the text of a letter to Mr. Icahn, in which it stated that the board and management was not opposed to an acquisition of BEA, but that they would oppose a sale to Oracle or anyone else at $17.00 per share.

On November 1, 2007, the board of directors met telephonically. Mark Dentinger, Chief Financial Officer of BEA, provided the board with an update regarding discussions about BEA’s proposed restatement with the Office of the Chief Accountant of the SEC. The board also discussed a number of possibilities and contingencies relating to the current process with Oracle and reviewed the status of discussions with other parties. The board also discussed the possibility of a proxy contest and the potential outcomes of the litigation initiated by Mr. Icahn. Management also informed the board that BEA’s legal advisors were attempting to negotiate a confidentiality agreement with Mr. Icahn.

On November 5, 2007, BEA entered into a confidentiality agreement with Mr. Icahn, and on November 6, 2007, Messrs. Chuang and Klein, a representative of Goldman Sachs and others met with Mr. Icahn in New York. Mr. Chuang shared with Mr. Icahn certain financial data of BEA, and discussion occurred regarding BEA and its strategic options and tactical matters.

On November 7, 2007, Mr. Phillips telephoned Mr. Klein to discuss the nondisclosure agreement BEA had entered with Mr. Icahn and inquired how to recommence discussions with BEA regarding an acquisition. Mr. Klein reiterated the board’s conclusion that the $17.00 proposal substantially undervalued BEA and that it was prepared to authorize negotiations at $21.00 per share on reasonable and customary terms.

Also on November 7, 2007, the board of directors met telephonically. A representative of Goldman Sachs provided an update regarding the meeting with Mr. Icahn and his associates on the prior day, and Wachtell, Lipton updated the board with respect to the litigation initiated by Mr. Icahn in Delaware. Mr. Chuang led a discussion regarding considerations surrounding the date of the next annual meeting of stockholders, and the board discussed and considered various dates and timelines. A representative of Goldman Sachs also described to the board various conversations with industry participants. The board of directors also adopted a change in control severance plan and approved increasing the benefits to certain executives under their individual change of control agreements to match the severance benefits that BEA provides to its executives generally.

Pursuant to a letter agreement dated November 14, 2007, BEA formally engaged Goldman Sachs to act as its financial advisor in connection with any transaction with Oracle or any other party.

On November 14, 2007, the board of directors met telephonically. The board discussed the timing of the annual meeting of stockholders and record date, and a proposal to amend the advance notice requirement in BEA’s bylaws to allow notices of stockholder proposals or director nominees to be received up to January 1, 2008. The board resolved to hold the annual meeting of stockholders on February 14, 2008 and to set a record date of December 17, 2007. A representative of Goldman Sachs also updated the board regarding recent conversations between Goldman Sachs and potential strategic partners and that further discussions were expected.

On November 15, 2007, BEA filed all delinquent periodic reports necessary to regain compliance with its NASDAQ listing requirements. The delinquent periodic reports included its delayed Quarterly Reports on Form 10-Q for the quarters ended July 31, 2006, October 31, 2006, April 30, 2007 and July 31, 2007, and its delayed Annual Report on Form 10-K for the fiscal year ended January 31, 2007, which incorporated its restated financial statements. BEA also announced that it had scheduled its annual meeting of stockholders to be held on February 14, 2008. In connection with setting the meeting date, BEA extended the deadline for stockholders to propose director nominees at this meeting from November 26, 2007 until January 1, 2008.

On November 30, 2007, Mr. Chuang, Mr. Klein, and representatives of Goldman Sachs had several conversations with Mr. Icahn regarding strategic and tactical matters. In those conversations, Mr. Icahn suggested inviting representatives from BEA and Oracle to meet at his offices in New York the following day to discuss how to move forward toward an acceptable transaction.

The BEA board of directors met telephonically on November 30, 2007. Mr. Chuang updated the board with respect to recent conversations with Mr. Icahn, including Mr. Icahn’s invitation to representatives of BEA to meet with him and representatives of Oracle in New York the next day. The board discussed the circumstances and various factors and it was agreed that Mr. Klein and others would attend the meeting the next day in New York.

Later that evening, it was determined that the meeting at Mr. Icahn’s offices would not take place the next day, but that instead Oracle would prepare a markup of the proposed merger agreement and would send it to BEA’s legal counsel, Wachtell, Lipton.

On December 3, 2007, Latham & Watkins LLP, outside counsel to Oracle, sent a draft merger agreement to Wachtell, Lipton. Over the course of the next several days, Wachtell, Lipton discussed the merger agreement with BEA and its other advisors and prepared a response. Among other matters, BEA focused on certainty of closing, Oracle’s regulatory commitment and the ability of BEA’s management to run the business effectively in the period between signing definitive documents and consummating the transaction. On December 5, 2007, Wachtell, Lipton sent Latham & Watkins a markup identifying BEA’s key issues. On December 12, 2007, Latham & Watkins sent to Wachtell, Lipton a revised version of the merger agreement. BEA reviewed the revised agreement with Wachtell, Lipton and its other advisors and identified several issues for discussion, including certainty of closing and interim operating covenants. On December 8, 2007, attorneys from each of

Latham & Watkins and Wachtell, Lipton discussed by telephone some of the provisions of BEA’s December 5 markup, in order to better understand each party’s positions. On December 14, 2007, Wachtell, Lipton sent a memorandum to Latham & Watkins, identifying aspects of the proposed contract that were not acceptable to BEA, including regulatory matters, interim covenants and other matters.

On December 19, 2007, the BEA board met to review BEA’s financial and market performance, and to discuss the status of developments with Oracle and related matters. The board also reviewed exploratory conversations between BEA and potential strategic partners. The board of directors also resolved to reschedule its annual meeting of stockholders from February 14, 2008 to March 18, 2008, to move the record date to January 22, 2008 and to extend to March 7, 2008 the deadline for stockholders to propose director nominees and to bring proposals at the meeting.

On December 20, 2007, BEA announced the new annual meeting date, record date and stockholder proposal and director nominee deadline, and announced that Mr. Icahn supported these changes and had reached a settlement with BEA of the action brought by entities affiliated with Mr. Icahn to set the date of the annual meeting.

Later that day, Wachtell, Lipton sent to Latham & Watkins a proposed draft of those sections of the merger agreement relating to covenants with respect to seeking governmental approvals. Among other things, BEA proposed that Oracle would pay a fee to BEA, known as a “reverse termination fee,” in the event that the merger did not close due to the failure to receive the necessary governmental approvals, in the amount of 10% of the aggregate merger consideration. On January 4, 2008, Latham & Watkins responded that Oracle was willing to propose a reverse termination fee in the amount of $150 million, payable by Oracle to BEA in cash in the event the merger agreement was terminated because governmental approvals had not obtained by a specific date.

By early January of 2008, of the three potential strategic partners with whom BEA had in-person meetings since October 2007, two had indicated they did not wish to continue discussions. The one potential strategic partner with whom conversations were ongoing expressed an interest in a possible strategic investment or commercial agreement, but stated that it was unwilling to contemplate an acquisition of BEA in the near term.

On January 11, 2008, Mr. Icahn called a representative of Goldman Sachs and conveyed that, as a result of the discussions and negotiations that had occurred between Mr. Icahn and Oracle, Oracle would be prepared to pay $19.375 per BEA share and to include a $500 million reverse termination fee in the event regulatory approval was not received. Based on those terms, Mr. Icahn stated that he would agree to vote in favor of a transaction, and that he would be prepared to announce publicly his support of such an offer by Oracle.

Later that day, the board of directors met telephonically and was updated by BEA’s management and advisors regarding the discussions with Mr. Icahn, and authorized BEA and its advisors to continue negotiations with Oracle along the terms identified. Wachtell, Lipton had numerous conversations with members of management of BEA and other representatives and sent a markup of the merger agreement to Latham & Watkins on January 12, 2008. Later that evening, Wachtell Lipton spoke with Latham & Watkins regarding various issues in the merger agreement.

On January 13, 14 and 15, 2008, Latham & Watkins delivered to Wachtell, Lipton several revised drafts of the proposed merger agreement and voting agreements, and Oracle and BEA and their respective counsel continued negotiation of the merger agreement and the voting agreements.

On January 14, 2008, Oracle and BEA executed a confidentiality agreement in which Oracle agreed to keep confidential any non-public information provided to Oracle by BEA in the disclosure schedules to be attached to the merger agreement. Thereafter, BEA provided drafts of the disclosure schedules to Oracle for its review.

On the night of January 15, 2008, the BEA board of directors convened telephonically to consider the proposed transaction with Oracle. Representatives of Goldman Sachs presented its financial analysis of the proposed transaction to the BEA board of directors. Wachtell, Lipton reviewed with the board of directors its fiduciary duties and then described to the BEA board the principal terms of the proposed merger agreement, including termination fees, regulatory covenants, conditions, fiduciary provisions, employee benefits provisions and other terms and conditions and addressed various other issues and related matters. Goldman Sachs delivered to the board an oral opinion, which opinion was subsequently confirmed in writing as of January 16, 2008, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth therein, the $19.375 in cash per share of BEA common stock to be received by the holders of the outstanding shares of BEA common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The full text of the written opinion of Goldman Sachs dated January 16, 2008, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Annex B hereto. After considering the proposed terms of the merger agreement and the various presentations of its legal and financial advisors, and taking into consideration the factors described under “—Reasons for the Merger; Recommendation of BEA’s Board of Directors,” the BEA board unanimously determined that the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of BEA’s stockholders and approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommend that the stockholders of BEA adopt the merger agreement.

In the early morning of January 16, 2007, BEA and Oracle each executed the definitive merger agreement. Concurrently, Oracle, Mr. Icahn and related entities and Mr. Chuang executed the voting agreements. Shortly thereafter, BEA and Oracle issued a joint press release announcing the execution of the merger agreement.

Reasons for the Merger; Recommendation of BEA’s Board of Directors

After careful consideration, the BEA board of directors determined that the merger and the other transactions contemplated by the merger agreement are fair to, advisable and in the best interests of BEA’s stockholders, and, by unanimous vote, approved and adopted the merger agreement, the merger and the other transactions contemplated by the merger agreement.

In reaching its decision to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement, the BEA board of directors consulted with BEA’s management, as well as its financial and legal advisors, and considered a number of factors that the board members believed supported their decision, including the following:

•	its knowledge of BEA’s business, operations, financial condition, earnings and prospects, as well as the risks in achieving those prospects;

•

its knowledge of the current environment in the enterprise application and service infrastructure software industries, including national and regional economic conditions, evolving trends in technology and the likely effects of these factors on BEA’s potential growth, development, productivity and strategic options, and the historical market prices of BEA’s common stock;

•

recent and historical market prices for BEA common stock, as compared to the financial terms of the merger, including the fact that the acquisition price represented a (1) 51.8% premium over the closing price of BEA shares on the NASDAQ on September 13, 2007, the last trading day before Mr. Carl C. Icahn and certain of his affiliates initially disclosed their collective beneficial ownership of approximately 8.5% of BEA’s common stock in a SEC filing on Schedule 13D, (2) 42.3% premium over the closing price of BEA shares on the NASDAQ on October 11, 2007, the last trading day before Oracle publicly announced its offer to acquire BEA at $17.00 per share in cash and (3) 24.4% premium over the closing price of BEA shares on the NASDAQ on January 15, 2008, the last trading day before the date the transaction was publicly announced;

•

the absence of a strategic alternative from another party or group of parties that is more desirable than that from Oracle, whose final offer represented an approximate 14% premium over Oracle’s previous offer of $17.00 per share that was received by BEA on October 10, 2007, notwithstanding the fact that BEA’s financial advisors actively sought alternative strategic proposals from October 2007 through January 2008, in which a number of industry participants were contacted;

•

its belief that the merger agreement and the transactions contemplated by the merger agreement were more favorable to BEA’s stockholders than other strategic alternatives reasonably available to BEA and its stockholders;

•

the financial presentation of Goldman Sachs and its opinion, dated January 16, 2008, to the BEA board of directors, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth therein, the $19.375 in cash per share of BEA common stock to be received by the holders of the outstanding shares of BEA common stock pursuant to the merger agreement was fair from a financial point of view to such holders. The full text of the written opinion of Goldman Sachs, dated January 16, 2008, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex B. A discussion of the opinion and presentation appears in the section below entitled “The Merger—Opinion of BEA’s Financial Advisor”;

•

the fact that the financial and other terms and conditions of the merger agreement and the transactions contemplated thereby, including, but not limited to, the requirements of each party to obtain applicable regulatory approvals and the satisfaction of the various closing conditions, were the product of extensive arms-length negotiations among the parties and were designed to provide a high degree of certainty that the merger would ultimately be consummated on a timely basis;

•	the fact that the merger consideration consists solely of cash, providing BEA stockholders with certainty of value, and immediate liquidity;

•

the fact that BEA’s largest stockholder, Mr. Carl C. Icahn (along with certain of his affiliates), who, according to their amended Schedule 13D filed on October 4, 2007, collectively beneficially own, as of such date, approximately 13.2% of the total outstanding shares of BEA common stock and BEA’s chairman of the board and chief executive officer, Mr. Alfred C. Chuang, who beneficially owns, as of January 31, 2008, approximately 2.3% of the total outstanding shares of BEA common stock, agreed to enter into voting agreements with Oracle to, among other things, vote their respective shares in favor of the merger, unless the merger agreement has been terminated (see “The Merger—Voting Agreements”);

•

the fact that a vote of the stockholders on the merger is required under Delaware law, and that stockholders who do not vote in favor of the merger will have the right to demand appraisal of the fair value of their shares under Delaware law;

•

the fact that, subject to compliance with the terms and conditions of the merger agreement, BEA may be permitted to furnish information to and conduct negotiations with third parties that make a bona fide unsolicited acquisition proposal for BEA (as defined in the section entitled “The Merger Agreement—No Solicitations”);

•

the fact that, subject to compliance with the terms and conditions of the merger agreement, BEA is permitted to furnish information to and conduct negotiations with third parties and terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as defined in the section entitled “The Merger Agreement—BEA Board Recommendation”), upon the payment to Oracle of a $250 million termination fee, including, in certain cases, up to $25 million on account of expenses (see “The Merger Agreement—Termination Fees and Expenses”);

•

the fact that the consummation of the merger is subject to adoption of the merger agreement by BEA stockholders and the right of the BEA board of directors, under certain circumstances specified in the merger agreement, to change its recommendation that BEA stockholders vote in favor of the adoption of the merger agreement and the merger, subject to Oracle’s right to terminate the merger agreement and receive the termination fee and expense amount; and

•

the fact that the terms of the merger agreement provide that Oracle and BEA must each use reasonable best efforts to obtain all necessary approvals applicable U.S. and EU antitrust laws, and that under certain circumstances, Oracle may be required to pay BEA a termination fee of $500 million if the merger is not consummated due to a failure to receive clearance under applicable antitrust laws.

The BEA board of directors also considered a variety of risks and other potentially negative factors concerning the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the following:

•

the potential loss of customer or other commercial relationships of BEA as a result of the customer’s or other party’s unwillingness to do business with Oracle, or other potential disruption to customer, vendor or other commercial relationships important to us as a result of the merger;

•	the risks and costs to BEA if the merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential effect on business relationships;

•	the potential impact of the merger on BEA employees and employment opportunities at BEA, considering the complementary nature of the businesses of BEA and Oracle;

•

the fact that the merger might not be completed in a timely manner or at all due to a failure to receive necessary regulatory and other approvals, including the HSR Act and the applicable merger control laws of the European Commission and other jurisdictions;

•	the fact that the all-cash price, while providing relative certainty of value, would not allow BEA’s stockholders to participate in potential further appreciation of Oracle’s stock after the merger

•	the fact that the receipt of the merger consideration in exchange for shares of BEA common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes;

•

the restrictions on the conduct of BEA’s business prior to the consummation of the merger, requiring BEA to conduct its business in all material respects only in the ordinary course, subject to specific limitations, which may delay or prevent BEA from undertaking business opportunities that may arise during the term of the merger agreement, whether or not the merger is consummated;

•

the restrictions on BEA’s ability to solicit or engage in discussions or negotiations regarding alternative business combination transactions, subject to specified exceptions, and the requirement that BEA pays a termination fee in order to accept a superior acquisition proposal, which may discourage a competing proposal to acquire BEA that may be more advantageous to BEA’s stockholders;

•

the structure of the merger and the terms of the merger agreement, including the merger agreement’s non-solicitation and stockholder approval covenants and provision for the payment of a termination fee of $250 million in certain events, which the BEA board of directors understood, while potentially having the effect of discouraging third parties from proposing a competing business transaction after the merger agreement was signed, were conditions to Oracle’s willingness to enter into the merger agreement; and

•

the fact that some of BEA’s directors and executive officers have other interests in the merger that are in addition to their interests as BEA stockholders, including as a result of employment and compensation arrangements with BEA and the manner in which they would be affected by the merger (see “—Interests of BEA’s Directors and Executive Officers in the Merger”).

The foregoing discussion of the factors considered by the BEA board of directors is not intended to be exhaustive, but, rather, includes the material factors considered by the BEA board of directors. In reaching its decision to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement, the BEA board of directors did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The BEA board of directors considered all these factors as a whole, including discussions with, and questioning of, BEA management and BEA’s financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

For the reasons set forth above, the BEA board of directors unanimously determined that the merger and the transactions contemplated by the merger agreement are fair to, advisable and in the best interests of BEA and its stockholders, and unanimously approved and adopted, and declared advisable, the merger agreement. The BEA board of directors unanimously recommends that the BEA stockholders vote “FOR” the adoption of the merger agreement.

Opinion of BEA’s Financial Advisor

Goldman Sachs rendered its opinion to the BEA board of directors that, as of January 16, 2008, and based upon and subject to the factors and assumptions set forth therein, the $19.375 in cash per share of BEA common stock to be received by the holders of the outstanding shares of BEA common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated January 16, 2008, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the BEA board of directors in connection with its consideration of the transaction. The Goldman Sachs’ opinion is not a recommendation as to how any holder of shares of BEA common stock should vote with respect to the transaction or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the merger agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of BEA for the five fiscal years ended January 31, 2007;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of BEA;

•	certain other communications from BEA to its stockholders;

•	certain publicly available research analyst reports for BEA; and

•	certain internal financial analyses and forecasts for BEA prepared by its management, including the base case forecasts.

Goldman Sachs also held discussions with members of the senior management of BEA regarding their assessment of the past and current business operations, financial condition and future prospects of BEA. In addition, Goldman Sachs reviewed the reported price and trading activity for the shares of BEA common stock, compared certain financial and stock market information for BEA with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the software and technology industries specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as it considered appropriate.

For purposes of rendering the opinion described above, Goldman Sachs relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by it. In that regard, Goldman Sachs assumed with the consent of the BEA board of directors that BEA management’s base case forecasts were reasonably prepared on a basis reflecting the best then currently available estimates and judgments of the management of BEA. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of BEA or any of its subsidiaries, nor was any evaluation or appraisal of the assets or liabilities of BEA or any of its subsidiaries furnished to Goldman Sachs. Goldman Sachs’ opinion does not address any legal, regulatory, tax or accounting matters nor does it address the underlying business decision of BEA to engage in the transaction, or the relative merits of the transaction as compared to any strategic alternatives that may be available to BEA. Goldman Sachs’ opinion addresses only the fairness from a financial point of view, as of January 16, 2008, of the $19.375 in cash per share of BEA common stock to be received by holders of the outstanding shares of BEA common stock pursuant to the merger agreement. Goldman Sachs did not express any view on, and Goldman Sachs’ opinion does not address, any other term or aspect of the merger agreement or transaction contemplated by the merger agreement, including, without limitation, the fairness of the transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of BEA or Oracle; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of BEA or Oracle, or class of such persons, in connection with the transaction, whether relative to the $19.375 in cash per share of BEA common stock to be received by holders of the outstanding shares of BEA common stock pursuant to the merger agreement or otherwise. Goldman Sachs’ opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ opinion has been approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the BEA board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before January 15, 2008, and is not necessarily indicative of current market conditions.

Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the shares of BEA common stock for the one-year period ending January 15, 2008. In addition, Goldman Sachs analyzed the consideration to be received by holders of the outstanding shares of BEA common stock pursuant to the merger agreement in relation to the closing price of shares of BEA common stock on January 15, 2008 (the day before the transaction announcement), the closing price of shares of BEA common stock on September 13, 2007 (the day before Carl Icahn and certain of his affiliates disclosed beneficial ownership of approximately 8.5% of BEA common stock in an SEC filing on Schedule 13D), the closing price of shares of BEA common stock on October 11, 2007 (the day before Oracle publicly announced that it had proposed to BEA an acquisition of BEA for $17.00 per share in cash), the average market prices of shares of BEA common stock for the 30-day, 60-day and 180-day periods ending September 13, 2007, and the average market prices of shares of BEA common stock for the 10-day, 30-day, 60-day, 90-day, 180-day and one-year periods ending January 15, 2008.

This analysis indicated that the price per share to be paid to the holders of the outstanding shares of BEA common stock pursuant to the merger agreement represented:

•	a premium of 24.4% based on the closing price of $15.58 per share as of January 15, 2008;

•	a premium of 51.8% based on the closing price of $12.76 per share as of September 13, 2007;

•	a premium of 42.3% based on the closing price of $13.62 per share as of October 11, 2007;

•	a premium of 60.8% based on the average market price of $12.05 per share for the 30-day period ended September 13, 2007;

•	a premium of 52.0% based on the average market price of $12.75 per share for the 60-day period ended September 13, 2007;

•	a premium of 56.3% based on the average market price of $12.40 per share for the 180-day period ended September 13, 2007;

•	a premium of 27.4% based on the average market price of $15.21 per share for the 10-day period ended January 15, 2008;

•	a premium of 24.2% based on the average market price of $15.60 per share for the 30-day period ended January 15, 2008;

•	a premium of 20.2% based on the average market price of $16.12 per share for the 60-day period ended January 15, 2008;

•	a premium of 24.9% based on the average market price of $15.51 per share for the 90-day period ended January 15, 2008;

•	a premium of 37.8% based on the average market price of $14.06 per share for the 180-day period ended January 15, 2008; and

•	a premium of 43.7% based on the average market price of $13.49 per share for the one-year period ended January 15, 2008.

Selected Companies Analysis. Goldman Sachs reviewed and compared certain financial information, ratios and public market multiples for BEA to corresponding financial information, ratios and public market multiples for certain publicly traded mid cap enterprise software companies, large cap software companies, mid cap enterprise software companies and large cap software companies with estimated license revenue growth from 2007 to 2008 of less than 10%, and mid cap enterprise software companies and large cap software companies with estimated license revenue growth from 2007 to 2008 of greater than or equal to 10%.

Mid Cap Enterprise Software Companies	Large Cap Software Companies
BMC Software, Inc. Compuware Corporation Citrix Systems, Inc. Informatica Corporation Lawson Software, Inc. Open Text Corporation Progress Software Corporation Red Hat, Inc. Tibco Software Inc.	Microsoft Corporation Oracle Corporation SAP AG

Mid Cap Enterprise Software Companies and Large Cap Software Companies with Estimated License Revenue Growth From 2007 to 2008 of Less Than 10%	Mid Cap Enterprise Software Companies and Large Cap Software Companies with Estimated License Revenue Growth from 2007 to 2008 of Greater Than or Equal To 10%
BMC Software, Inc. Compuware Corporation Open Text Corporation Progress Software Corporation	Informatica Corporation Lawson Software, Inc. Citrix Systems, Inc. SAP AG Tibco Software Inc. Oracle Corporation

Although none of the selected companies is directly comparable to BEA, the companies included were chosen because they are publicly traded companies with operations that for purposes of analysis may be considered similar to certain operations of BEA.

Goldman Sachs calculated and compared various financial multiples and ratios based on estimates from the Institutional Brokers Estimate System, or IBES, BEA management base case estimates, selected Wall Street research reports and the latest SEC filings. The multiples and ratios for BEA were calculated using the closing price of the shares of BEA common stock on January 15, 2008 (the day before the transaction announcement), October 11, 2007 (the day before Oracle publicly announced that it had proposed to BEA an acquisition of BEA for $17.00 per share in cash) and September 13, 2007 (the day before Carl Icahn and certain of his affiliates disclosed beneficial ownership of approximately 8.5% of BEA common stock in an SEC filing on Schedule 13D), respectively, and the $19.375 in cash per share of BEA common stock to be paid pursuant to the merger agreement, respectively. With respect to BEA and the selected companies, Goldman Sachs calculated:

•	enterprise value to estimated calendar year 2008 and 2009 revenue;

•	price per share of common stock to estimated calendar year 2008 and 2009 free cash flow per share;

•	price per share of common stock to estimated calendar year 2008 and 2009 earnings per share;

•	5-year IBES-estimated earnings per share compound annual growth rate; and

•	ratio of the price per share of common stock and estimated calendar year 2008 earnings per share to the IBES long-term forecasted compound annual growth rate of earnings per share.

The results of these analyses are summarized as follows:

	Enterprise Value/Revenue Multiples		Price/Free Cash Flow Multiples				Price/Earnings Multiples		5-Year EPS CAGR	2008 PE/ 5-year EPS CAGR
	2008	2009	2008		2009		2008	2009
BEA (15-Jan-08; IBES)	3.3x	2.9x	19.6x	(1)	17.2x	(1)	20.0x	17.7x	11.8%	1.7x
BEA (15-Jan-08; Management Base Case)	3.2x	3.0x	NA		NA		19.8x	17.3x	NA	NA
BEA (11-Oct-07; IBES)	2.8x	NA	19.7x	(1)	NA		21.0x	NA	11.0%	1.9x
BEA (13-Sep-07; IBES)	2.5x	NA	19.6x	(1)	NA		19.6x	NA	11.0%	1.8x
Transaction (IBES)	4.3x	3.9x	NA		NA		24.8x	22.0x	11.8%	NA
Transaction (Management Base Case)	4.3x	4.0x	NA		NA		24.6x	21.5x	NA	NA

Mid Cap Enterprise Software
Mean	2.6x	2.4x	16.6x		14.8x		17.5x	14.9x	16.1%	1.1x
Median	2.6x	2.5x	17.3x		14.8x		16.5x	14.7x	15.0%	1.1x
High	4.9x	4.3x	21.2x		18.4x		23.1x	19.5x	22.0%	1.4x
Low	1.5x	1.5x	13.1x		12.6x		11.0x	9.9x	11.0%	0.8x

Large Cap Software
Mean	4.2x	3.9x	20.2x		18.2x		17.4x	14.9x	14.0%	1.3x
Median	4.6x	4.2x	16.4x		15.1x		17.6x	15.4x	15.0%	1.3x
High	4.7x	4.3x	29.4x		26.2x		19.0x	15.5x	15.0%	1.5x
Low	3.3x	3.1x	14.7x		13.4x		15.6x	13.7x	12.0%	1.0x

<10% License Revenue Growth
Mean	2.3x	2.2x	14.0x		12.6x		14.6x	12.9x	14.5%	1.0x
Median	2.3x	2.3x	14.0x		12.6x		15.5x	13.6x	14.3%	1.0x
High	2.9x	2.8x	14.8x		NM		16.5x	14.7x	18.5%	1.2x
Low	1.5x	1.5x	13.1x		NM		11.0x	9.9x	11.0%	0.8x

>=10% License Revenue Growth
Mean	2.9x	2.6x	18.5x		16.5x		18.5x	15.3x	15.8%	1.2x
Median	3.1x	2.8x	17.5x		14.8x		19.3x	15.2x	15.0%	1.2x
High	4.7x	4.3x	29.4x		26.2x		21.1x	18.3x	20.0%	1.4x
Low	1.6x	1.5x	14.4x		13.2x		14.8x	13.0x	14.6%	1.0x

(1)	Source: Wall Street Research.

Present Value of Future Share Price Analysis. Goldman Sachs performed an illustrative analysis of the implied present value of the future price per share of BEA common stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s estimated future earnings and its assumed price to future earnings per share multiple. For this analysis, Goldman Sachs used the base case forecasts for BEA prepared by BEA’s management and the median of estimates provided by IBES, in each case for the fiscal years 2009 and 2010. Goldman Sachs first calculated the implied present values per share of BEA common stock by applying price to future earnings per share multiples of 15.5x (median price to future earnings per share multiple of mid cap enterprise software companies and large cap software companies with estimated license revenue growth from calendar year 2007 to 2008 of less than 10%) to 21.0x (price to IBES-estimated 2008 earnings per share multiple of BEA as of October 11, 2007) to earnings per share of BEA common stock estimates for fiscal years 2009 and 2010, respectively, and then discounted fiscal year 2010 based values back one year using an equity discount rate of 11.03%. This analysis resulted in a range of implied present values per share of BEA common stock of $12.06 to $16.34 for fiscal year 2009 based values using IBES estimates, of $12.19 to $16.52 for fiscal year 2009 based values using BEA management base case estimates, of $12.26 to $16.61 for fiscal year 2010 based values using IBES estimates and of $12.53 to $16.98 for fiscal year 2010 based values using BEA management base case estimates.

Goldman Sachs also performed an additional illustrative analysis of the implied present value of the future price per share of BEA common stock. For this analysis, Goldman Sachs used the base case forecasts for BEA prepared by BEA’s management and Wall Street Research, in each case for the fiscal years 2009 and 2010. Goldman Sachs first calculated the implied present values per share of BEA common stock by applying price to future free cash flow per share multiples of 14.0x (median price to future free cash flow per share multiple of mid cap enterprise software companies and large cap software companies with estimated license revenue growth from calendar year 2007 to 2008 of less than 10%) to 19.7x (price to IBES-estimated 2008 future free cash flow per share multiple of BEA as of October 11, 2007) to free cash flow per share of BEA common stock estimates for fiscal years 2009 and 2010, respectively, and then discounted fiscal year 2010 based values back one year using an equity discount rate of 11.03%. This analysis resulted in a range of implied present values per share of BEA common stock of $11.12 to $15.64 for fiscal year 2009 based values using IBES estimates, of $13.32 to $18.73 for fiscal year 2009 based values using BEA management base case estimates, of $11.24 to $15.80 for fiscal year 2010 based values using IBES estimates and of $13.09 to $18.42 for fiscal year 2010 based values using BEA management base case estimates.

Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to the following selected transactions greater than $1 billion in value in the software industry (Acquiror/Target—Announcement Date):

•	International Business Machines Corporation/Cognos Incorporated – November 12, 2007;

•	SAP AG/Business Objects S.A. – October 07, 2007;

•	Hewlett-Packard Company/Opsware Inc. – July 23, 2007;

•	Cisco Systems, Inc./WebEx Communications, Inc. – March 15, 2007;

•	Oracle Corporation/Hyperion Solutions Corporation – March 01, 2007;

•	Verint Systems Inc./Witness Systems, Inc. – February 12, 2007;

•	International Business Machines Corporation/Internet Security Systems, Inc. – August 23, 2006;

•	International Business Machines Corporation/FileNet Corporation – August 10, 2006;

•	Hewlett-Packard Company/Mercury Interactive Corporation – July 25, 2006;

•	EMC Corporation/RSA Security Inc. – June 29, 2006;

•	Oracle Corporation/Siebel Systems, Inc. – September 12, 2005;

•	Adobe Systems Incorporated/Macromedia, Inc. – April 18, 2005;

•	International Business Machines Corporation/Ascential Software Corporation – March 14, 2005;

•	Symantec Corporation/VERITAS Software Corporation – December 16, 2004; and

•	Oracle Corporation/PeopleSoft, Inc. – December 13, 2004.

While none of the companies that participated in the selected transactions are directly comparable to BEA, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of BEA’s results, market size and product profile.

For each of the selected transactions, Goldman Sachs calculated and compared:

•	the premium paid in relation to the closing market price of the target company’s stock for the trading day immediately prior to announcement;

•

aggregate consideration (defined as equity consideration plus debt minus cash and cash equivalents) as a multiple of the target company’s revenues for the latest twelve months, or LTM, based on then current year estimates and historical values per Wall Street Research;

•	aggregate consideration as a multiple of the target company’s revenues for the next twelve months, or NTM, based on IBES estimates;

•	aggregate consideration as a multiple of the target company’s LTM maintenance revenues, based on Wall Street Research;

•	aggregate consideration as a multiple of the target company’s NTM maintenance revenues, based on Wall Street Research; and

•	equity consideration as a multiple of the target company’s NTM earnings, based on IBES estimates.

The following tables present the results of this analysis:

Selected Transactions Premium to 1-day prior price			Proposed Transaction
Range	Mean	Median	Premium to price as of January 11, 2008(1)	Premium to price as of January 15, 2008(2)
1.7% – 75.4%	24.6%	21.4%	30.6%	24.4%

(1)	Price of $14.83 on January 11, 2008. Note: trading volumes of BEA common stock averaged over 15 million shares per day on the two trading days following January 11, 2008 vs. an average of approximately 7 million shares per day for the 30-day period ended January 11, 2008, per Factset.
(2)	Price of $15.58 on January 15, 2008, the day before the transaction announcement.

	Selected Transactions			Proposed Transaction
	Range	Mean	Median
Aggregate Consideration as a Multiple of:

LTM Revenue	2.3 x – 15.0 x	5.1 x	4.3 x	4.7 x

NTM Revenue	2.0 x – 11.0 x	4.4 x	3.8 x	4.3 x

LTM Maintenance Revenue	3.8 x – 45.2 x	12.5 x	7.6 x	9.3 x

NTM Maintenance Revenue	3.4 x – 36.1 x	10.8 x	7.3 x	8.2 x

NTM Fwd Price/Earnings	24.8 x – 98.3 x	36.9 x	31.7 x	24.8 x

Precedent Premiums Paid Analysis. Goldman Sachs reviewed all transactions since January 1, 2004 involving U.S. public company targets with values over $1 billion where only cash was used as consideration, to calculate the implied premium paid per target share in such transactions relative to the closing price of the target shares one week before announcement of the transaction. Transactions with negative premiums were excluded. The following table sets forth the results of this analysis:

Premium Range 1 Week Prior to Announcement	Number of Transactions	Percentage of Transactions within Premium Range	Cumulative Percentage of Transactions
0 – 10%	80	23.4%	23.4%
11 – 20%	88	25.7%	49.1%
21 – 30%	75	21.9%	71.1%
31 – 40%	57	16.7%	87.7%
41 – 50%	22	6.4%	94.2%
51 – 60%	9	2.6%	96.8%
61 – 70%	3	0.9%	97.7%
>70%	8	2.3%	100.0%

This analysis indicated a median premium of 20.7% in the selected transactions, a median premium of 21.4% for those selected transactions involving targets in the software industry and a median premium of 30.8% for those selected transactions that constituted unsolicited transactions as defined in the SDC database. Goldman Sachs noted that the $19.375 in cash per share of BEA common stock to be paid pursuant to the merger agreement represented a premium of 24.4% to the closing price of shares of BEA common stock on January 15, 2008 (the day before the transaction announcement) and a premium of 30.6% to the closing price of shares of BEA common stock on January 11, 2008 (note that the trading volumes of BEA common stock averaged over 15 million shares per day on the two trading days following January 11, 2008 vs. an average of approximately 7 million shares per day for the 30-day period ended January 11, 2008, per Factset).

Illustrative Recapitalization Analyses. Goldman Sachs analyzed three alternative illustrative recapitalization transactions involving BEA and the theoretical value that BEA’s stockholders could receive in such transactions relative to the theoretical value that BEA’s stockholders could receive if no recapitalization transaction occurred, assuming base case management forecasts. In these illustrative recapitalization analyses, BEA used excess cash per management guidance, a pre-existing credit facility and a new convertible debt issuance to finance an illustrative common stock share repurchase program assumed to be initiated on January 31, 2008 via an Accelerated Buyback program (ASB) and compared the earnings per share from the management forecasts to the earnings per share from the illustrative cases. Illustrative alternative 1 assumed a buyback program using $500 million of excess cash per management guidance, to purchase 7.5% of the outstanding shares at a premium of 2.5% to the closing market price on January 15, 2008, the day before the transaction announcement. Illustrative alternative 2 assumed a buyback program using $500 million of excess cash per management guidance and a $500 million pre-existing credit facility with an interest rate of 4.9% to purchase 14.8% of the outstanding shares at a premium of 5.0% to the closing market price on January 15, 2008, the day before the transaction announcement. Illustrative alternative 3 assumed a buyback program using $500 million of excess cash per management guidance, a $500 million pre-existing credit facility with an interest rate of 4.9% and a $500 million issuance of convertible debt with a coupon of 1.25% and convertible into shares of common stock at a price 25% above market at the time of issuance, to purchase 22.1% of the outstanding shares at a premium of 7.5% to the closing market price on January 15, 2008, the day before the transaction announcement. The theoretical post-recapitalization trading value of shares of BEA common stock for each of the three illustrative alternatives was based upon a range of price to estimated one-year forward earnings ratios from 15.0x to 21.0x for fiscal years 2009 and 2010. The fiscal year 2010 values were discounted back one year using an equity discount rate of 11.03%. For this analysis, Goldman Sachs also assumed a minimum cash balance of $500 million per management guidance and projections for BEA earnings per share provided by management, after giving effect to the use of existing cash, the incurrence of debt, the issuance of convertible preferred stock and the repurchase of shares, as applicable.

The analysis assuming no recapitalization transaction occurred resulted in a range of implied present values of $11.83 to $16.56 per share of BEA common stock based on fiscal year 2009 pro forma earnings per share, a range of implied present values of $12.16 to $17.02 per share of BEA common stock based on fiscal year 2010 pro forma earnings per share, year-over-year growth rate of earnings per share of 13.0% for the fiscal year 2009 relative to the fiscal year 2008 earnings per share per management under current capital structure (with no debt), and year-over-year growth rate of earnings per share of 14.1% for the fiscal year 2010 relative to the fiscal year 2009 earnings per share per management under current capital structure (with no debt).

The analysis of alternative 1 resulted in a range of implied present values of $12.34 to $17.28 per share of BEA common stock based on fiscal year 2009 pro forma earnings per share and a range of implied present values of $12.82 to $17.95 per share of BEA common stock based on fiscal year 2010 pro forma earnings per share, earnings per share accretion of 4.4% for the fiscal year 2009 relative to fiscal year 2009 earnings per share per management, earnings per share accretion of 5.5% for the fiscal year 2010 relative to fiscal year 2010 earnings per share per management, year-over-year growth rate of earnings per share of 17.9% for the fiscal year 2009 relative to the fiscal year 2008 earnings per share per management under current capital structure (with no debt), and year-over-year growth rate of earnings per share of 15.4% for the fiscal year 2010 relative to the fiscal year 2009 earnings per share per alternative 1.

The analysis of alternative 2 resulted in a range of implied present values of $12.71 to $17.79 per share of BEA common stock based on fiscal year 2009 pro forma earnings per share and a range of implied present values of $13.45 to $18.83 per share of BEA common stock based on fiscal year 2010 pro forma earnings per share, earnings per share accretion of 7.5% for the fiscal year 2009 relative to fiscal year 2009 earnings per share per management, earnings per share accretion of 10.6% for the fiscal year 2010 relative to fiscal year 2010 earnings per share per management, year-over-year growth rate of earnings per share of 21.4% for the fiscal year 2009 relative to the fiscal year 2008 earnings per share per management under current capital structure (with no debt), and year-over-year growth rate of earnings per share of 17.5% for the fiscal year 2010 relative to the fiscal year 2009 earnings per share per alternative 2.

The analysis of alternative 3 resulted in a range of implied present values of $12.78 to $17.89 per share of BEA common stock based on fiscal year 2009 pro forma earnings per share and a range of implied present values of $13.52 to $18.93 per share of BEA common stock based on fiscal year 2010 pro forma earnings per share, earnings per share accretion of 8.0% (bifurcation method) or 8.1% (if-converted method) for the fiscal year 2009 relative to the fiscal year 2009 earnings per share per management, earnings per share accretion of 10.9% (bifurcation method) or 11.3% (if-converted method) for the fiscal year 2010 relative to the fiscal year 2010 earnings per share per management, year-over-year growth rate of earnings per share of 22.0% (bifurcation method) or 22.1% (if-converted) for the fiscal year 2009 relative to the fiscal year 2008 earnings per share per management under current capital structure (with no debt), and year-over-year growth rate of earnings per share of 17.2% (bifurcation method) or 17.5% (if-converted) for the fiscal year 2010 relative to the fiscal year 2009 earnings per share per alternative 3.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to BEA or Oracle or the contemplated transaction.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs’ providing its opinion to the BEA board of directors as to the fairness from a financial point of view to the holders of the outstanding shares of BEA common stock of the $19.375 in cash per share of BEA common stock to be received by such holders pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of BEA, Oracle, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The merger consideration was determined through arm’s-length negotiations between BEA and Oracle and was approved by the BEA board of directors. Goldman Sachs provided advice to BEA during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to BEA or the BEA board of directors or that any specific amount of consideration constituted the only appropriate consideration for the transaction.

As described above, Goldman Sachs’ opinion to the BEA board of directors was one of many factors taken into consideration by the BEA board of directors in making its determination to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

Goldman Sachs and its affiliates are engaged in investment banking and financial advisory services, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman Sachs and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of BEA, Oracle and any of their respective affiliates or any currency or commodity that may be involved in the transaction contemplated by the merger agreement for their own account and for the accounts of their customers. Goldman Sachs acted as financial advisor to BEA in connection with, and participated in certain of the negotiations leading to, the transaction contemplated by the merger agreement. In addition, Goldman Sachs has provided certain investment banking and other financial services to BEA and its affiliates from time to time, including having acted as financial advisor to BEA in connection with its acquisition of Plumtree Software Inc. in October 2005. Goldman Sachs also has provided certain investment banking and other financial services to Oracle and its affiliates from time to time. Goldman Sachs also may provide investment banking and other financial services to BEA, Oracle and their respective affiliates in the future. In connection with the above-described services Goldman Sachs has received, and may receive, compensation.

The BEA board of directors has selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transaction. Pursuant to letter agreements dated October 9, 2007 and November 14, 2007, BEA engaged Goldman Sachs to act as its financial advisor. Under the terms of these engagement letters, Goldman Sachs was paid an initial fee in two installments at the time of engagement and 30 days thereafter, and is entitled to receive a financial advisory fee, payable quarterly, for six quarters following execution of the engagement letters. Upon execution of the merger agreement, a transaction fee also became due and payable to Goldman Sachs. BEA also is obligated to pay Goldman Sachs a transaction fee of approximately $33 million payable upon the successful consummation of the merger, provided that substantially all fees previously paid to Goldman Sachs prior to the consummation of the merger are credited against such transaction fee.

Financial Projections

In connection with the preparation of the opinion of Goldman Sachs described in “The Merger—Opinion of BEA’s Financial Advisor,” BEA provided Goldman Sachs with non-public financial projections for the years ending January 31, 2008, 2009 and 2010 (which we refer to as the BEA projections). The BEA projections do not give effect to the merger.

	Consolidated (US$ in millions, except per share data) (unaudited) Fiscal Year Ending January 31
	2008	2009	2010
Revenue	$1,522	$1,676	$1,783
Licenses	543	572	599

Operating Profits (Non-GAAP Income from operations)	$350	$417	$482
Operating Margin	23.0%	24.9%	27.0%

Net Income (Non-GAAP Net Income)	$290	$331	$378
Net Profit Margin	19.0%	19.8%	21.2%

EPS (Non-GAAP diluted net income per share)	$0.70	$0.79	$0.90
Diluted shares outstanding	415.3	420.0	420.0

Reconciliation of GAAP to Non-GAAP Operating Measures

Projected Income From Operations, Net Income and Diluted Net Income Per Share

The following tables reconcile BEA’s projected income from operations, net income and diluted net income per share. BEA’s projected non-GAAP income from operations excludes acquisition-related intangible asset amortization, acquisition-related deferred compensation expense, acquisition-related in-process research and development expenses, FAS123R expense, stock option review expenses, separation costs, strategic advisor expenses, 409A expenses and stock option modifications. BEA’s projected non-GAAP net income and non-GAAP diluted net income per share consists of non-GAAP income from operations and excludes net gains on minority interests in equity investments and net gains on retirement of convertible subordinated notes. In addition, BEA’s projected non-GAAP net income and non-GAAP diluted net income per share are adjusted for the tax effect related to those items that have been excluded from the projected non-GAAP results.

This projection includes non-GAAP operating income, non-GAAP net income and non-GAAP diluted net income per share data. These non-GAAP measures are not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”) and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the items associated with BEA’s results of operations as determined in accordance with GAAP and these measures should only be used to evaluate BEA’s projected results of operations in conjunction with the corresponding GAAP measures.

Projected non-GAAP operating income consists of projected GAAP operating income excluding, as applicable, acquisition-related asset amortization, acquisition-related deferred compensation, acquisition-related in-process research and development, FAS123R expense, restructuring and separation charges (including facilities consolidations), stock option restatement expenses and strategic advisor expenses. Projected non-GAAP net income consists of projected non-GAAP operating income and excludes, as applicable, net gains on minority interests in equity investments. Projected non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that BEA would accrue if it used non-GAAP results instead of GAAP results to calculate BEA’s tax liability.

Management believes it is useful in measuring BEA’s core continuing operations to exclude the projected costs of the following:

•

Acquisition-related intangible asset amortization, acquisition-related deferred compensation expense and acquisition-related in-process research and development expense because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management.

•

FAS123R expense because it enhances investors’ ability to review BEA’s business from the same perspective as BEA management, who believes that FAS123R expense is not directly attributable to the underlying performance of BEA’s core continuing operations since it is a non-cash charge.

•

Stock option restatement expenses which include third party expenses resulting from the investigation and restatement, Section 409A expenses associated with remedying current and former employees federal and state Section 409 A tax exposure and stock option modification adjustments primarily due to extension of stock option exercise periods for current and former employees and income and employment taxes associated with “reclassified” and “modified” stock options from incentive stock options (ISO) to non-qualified stock options (NQSO). These expenses should be excluded because they resulted from non-core operations and may limit the comparability of our on-going operations with prior and future periods.

•

Strategic advisor expenses associated with activist activity, the Oracle acquisition offer and the related stockholder litigation. These expenses should be excluded because they result from non-core operations and may limit the comparability of our on-going operations with prior and future periods.

•	Gains on minority interest in equity investments since these are not direct results from core continuing operations and are not under the control of BEA.

The foregoing items excluded from BEA’s projected non-GAAP operations are consistently excluded by BEA’s management for internal planning and forecasting purposes as well as employee compensation decisions.

	Consolidated
	(US$ in millions, except per share data) (unaudited)
	Fiscal Year Ending January 31
	2008	2009	2010
GAAP Income from operations	$227	$314	$410
Adjustments
Acquisition-related intangible asset amortization	$33	$17	$12
Acquisition- related deferred compensation expense	5	—	—
Restructuring charges	2	—	—
FAS123R expense	40	57	60
Stock option review expenses	15	—	—
Separation costs	7	2	—
Strategic advisor expenses	11	27	—
409A expense	8	—	—
Stock option modifications	2	—	—

Non-GAAP Income from operations	$350	$417	$482

	Consolidated
	(US$ in millions, except per share data) (unaudited)
	Fiscal Year Ending January 31
	2008	2009	2010

GAAP Net Income	$200	$258	$328
Adjustments
Acquisition-related intangible asset amortization	$33	$17	$12
Acquisition- related deferred compensation expense	5	—	—
Restructuring charges	2	—	—
FAS123R expense	40	57	60
Net gains on minority interest in equity investments	1	—	—
Stock option review expenses	15	—	—
Separation costs	7	2	—
Strategic advisor expenses	11	27	—
409A expense	8	—	—
Stock option modifications	2	—	—
Income tax adjustments	(34)	(30)	(22)

Non-GAAP Net Income	$290	$331	$378

Non-GAAP diluted net income per share	$0.70	$0.79	$0.90
Diluted shares outstanding	415.3	420.0	420.0

The BEA projections were not prepared with a view to public disclosure and are included in this proxy statement only because such projections were made available to Goldman Sachs in connection with the preparation of the opinion of Goldman Sachs described above. The BEA projections were not prepared with a view to compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants regarding projections. BEA’s independent accountants have not examined, compiled or performed any procedures with respect to the BEA projections and accordingly do not provide any form of assurance with respect to the BEA projections.

THE BEA PROJECTIONS ARE SUBJECTIVE IN MANY RESPECTS AND THUS SUSCEPTIBLE TO VARIOUS INTERPRETATIONS BASED ON ACTUAL EXPERIENCE AND BUSINESS DEVELOPMENTS. THE BEA PROJECTIONS WERE BASED ON A NUMBER OF ASSUMPTIONS THAT MAY NOT BE REALIZED AND ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND THE CONTROL OF BEA. SOME OF THESE FACTORS ARE CONSIDERED “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (SEE “CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS” ON PAGE 15) AND OTHER RISK FACTORS ARE DISCLOSED IN BEA’S FILINGS WITH THE SEC. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE ASSUMPTIONS MADE IN PREPARING THE BEA PROJECTIONS WILL PROVE ACCURATE, AND ACTUAL RESULTS MAY BE MATERIALLY DIFFERENT THAN THOSE CONTAINED IN THE BEA PROJECTIONS. BEA DOES NOT INTEND TO MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISIONS TO THE BEA PROJECTIONS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE OF THE BEA PROJECTIONS. READERS OF THIS PROXY STATEMENT ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE INTERNAL FINANCIAL PROJECTIONS. NO ONE HAS MADE OR MAKES ANY REPRESENTATIONS TO ANY OF BEA’S STOCKHOLDERS REGARDING THE INFORMATION INCLUDED IN THE BEA PROJECTIONS SET FORTH ABOVE.

Interests of BEA’s Directors and Executive Officers in the Merger

In considering the recommendation of the BEA board of directors that you vote to adopt and approve, and declare advisable, the merger agreement, the merger and the other transactions contemplated by the merger agreement, you should be aware that some of BEA’s executive officers and directors have economic interests in the merger that are different from, or in addition to, those of BEA’s stockholders generally. The BEA board of directors was aware of and considered these interests, among other matters, in reaching its decisions to adopt and approve, and declare advisable, the merger agreement, the merger and the transactions contemplated by the merger agreement.

Equity Compensation Awards. The merger agreement provides that, upon consummation of the merger, each BEA stock option held by active employees of BEA will be converted into an Oracle stock option, and each BEA restricted share and restricted stock unit held by active employees of BEA will be converted into an Oracle restricted stock unit, other than BEA restricted shares held by BEA’s executive officers, which will be converted into restricted shares of Oracle common stock. For more information regarding the conversion of BEA equity incentive awards, see “Summary—Treatment of Options and Other Awards.”

Employment Agreements. BEA has previously entered into employment agreements with each of Alfred Chuang, Mark Dentinger, Mark Carges, Wai Wong, William Klein, Richard T. Geraffo, Jr., David L. Gai and Andrew Dahlkemper that provide for the continuation of the executives’ employment for one year after a change of control of the BEA. The consummation of the merger will constitute a change in control under the employment agreements. If, within one year following the consummation of the merger, an executive’s employment with BEA is terminated by BEA without cause (as defined in the employment agreements) or by the executive for good reason (as defined in the employment agreements), the executive will be entitled to receive a lump sum payment equal to twice his base salary and twice his highest bonus from the three fiscal years preceding the change of control (or, if higher, for any completed fiscal year following the change in control), a lump-sum payment of his pro-rata target bonus for the fiscal year in which the termination occurs, continued health and welfare benefits and perquisites for two years, outplacement assistance with a value of up to $50,000, full vesting acceleration with respect to outstanding equity awards (with options remaining exercisable for the full remaining option term). In addition, in the event that any of the executives becomes subject to the “excess parachute payment” excise tax under Section 4999 of the Code, the employment agreements generally provide for an additional payment to the executive such that he will be placed in the same after-tax position as if no such excise tax had been imposed, unless the executive officer’s payments exceed the limit on parachute payments by less than the greater of 10% or $100,000, in which case severance payments will be reduced to the minimum extent necessary so that no portion of the payments are subject to the excise tax. Assuming the merger was completed and their employment was terminated on July 1, 2008, the severance amounts payable to Messrs. Chuang, Dentinger, Carges, Wong, Klein, Geraffo, Gai and Dahlkemper would be approximately $4,107,288, $1,687,688, $1,775,188, $1,775,188, $1,642,188, $1,687,688, $1,687,688 and $1,285,188 respectively, and the value of the executives’ equity incentive awards that would vest as a result of such termination of employment, calculated using the per share merger consideration minus any applicable exercise price, would be approximately $17,155,795, $3,434,410, $3,449,655, $3,411,354, $1,158,298, $2,252,152, $2,281,944 and $2,823,500, respectively.

Insurance and Indemnification of BEA Directors and Officers. The merger agreement provides that, for six years after the effective time of the merger, the surviving corporation of the merger will, and Oracle will cause the surviving corporation of the merger to, maintain directors’ and officers’ liability insurance for acts or omissions occurring prior to the effective time of the merger covering those persons who were, as of the date of the merger agreement, covered by BEA’s directors’ and officers’ liability insurance policies, on terms with respect to coverage and amounts no less favorable than those in effect on the date of the merger agreement. Oracle’s obligation to provide this insurance coverage is subject to a cap of 250% of the current annual premium paid by BEA for its existing insurance coverage. If Oracle cannot maintain the existing or equivalent insurance coverage without exceeding the 250% cap, Oracle is required to maintain insurance policies that, in its judgment, provide the maximum insurance coverage available at an annual premium equal to the 250% cap.

The merger agreement further provides that, from and after the consummation of the merger, the surviving corporation will, and Oracle will cause the surviving corporation and its subsidiaries to, fulfill and honor in all respects the obligations of BEA and its subsidiaries pursuant to (1) each indemnification agreement in effect between BEA and any of its subsidiaries and any person who is now, or has been prior to the execution of the merger agreement, or who becomes prior to the consummation of the merger, a director or officer of BEA or any of its subsidiaries and (2) any indemnification provision and any exculpation provision set forth in the certificate of incorporation or bylaws of BEA as in effect as of the date of the merger agreement. The merger agreement also provides that for six years after the effective time of the merger, the certificate of incorporation and bylaws of the surviving corporation will contain (and Oracle will cause the certificate of incorporation and bylaws of the surviving corporation of the merger to so contain) provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors of BEA and its subsidiaries that are presently set forth in the certificate of incorporation and bylaws of BEA. These provisions may not be amended, repealed or otherwise modified in manner that could adversely affect the rights of any person benefited by such provisions. All claims for indemnification, for which BEA or Oracle receives written notice prior to the sixth year anniversary of the consummation of the merger, will survive until such time as such claim is fully and finally resolved (even if resolution occurs subsequent to the sixth year anniversary of the consummation of the merger). In the event that the merger is consummated, plaintiffs asserting stockholder derivative claims against current or former BEA directors or officers may lack standing to continue to assert the derivative claims.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion is a summary of the material U.S. federal income tax consequences of the merger to “U.S. holders” (as defined below) of BEA common stock whose shares are exchanged for cash in the merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, U.S. Treasury regulations promulgated thereunder, judicial authorities and administrative rulings, all as in effect as of the date of the proxy statement and all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth in this proxy statement.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of shares of BEA common stock that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•

a trust if (i) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate the income of which is subject to U.S. federal income tax regardless of its source.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds shares of BEA common stock, the tax treatment of a partner in such entity will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding shares of BEA common stock, you should consult your tax advisor.

This discussion assumes that a U.S. holder holds the shares of BEA common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). The following does not address all aspects of U.S. federal income tax that might be relevant to U.S. holders in light of their particular circumstances, or U.S. holders that may be subject to special rules (including, for example, dealers in securities or currencies, traders in securities that elect mark-to-market treatment, financial institutions, insurance companies, mutual funds, tax-exempt organizations, holders liable for the alternative minimum tax, partnerships or other flow-through entities and their partners or members, U.S. expatriates, holders whose functional currency is not the U.S. dollar, holders who hold BEA common stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, holders who acquired BEA common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders who exercise statutory appraisal rights). This discussion does not address the tax consequences to any person who actually or constructively owns more than 5% of BEA common stock. In addition, the discussion does not address any aspect of foreign, state, local, estate, gift or other tax law that may be applicable to a U.S. holder.

Holders should consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for BEA common stock pursuant to the merger.

The receipt of cash in exchange for shares of BEA common stock in the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who receives cash in exchange for shares of BEA common stock pursuant to the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the holder’s adjusted tax basis in such shares. Such gain or loss will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains of non-corporate U.S. holders, including individuals, are generally eligible for reduced rates of federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of BEA common stock at different times or different prices, such U.S. holder must determine its tax basis and holding period separately with respect to each block of BEA common stock.

Payments of cash made to a U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding at the applicable rate (currently 28 percent), unless such holder properly establishes an exemption or provides a correct taxpayer identification number, and otherwise complies with the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or a credited against a holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Regulatory Approvals

Under the provisions of the HSR Act, the merger may not be completed until the expiration of a 30-day waiting period following the filing of notification and report forms with the Antitrust Division of the United States Department of Justice (which we refer to as the Antitrust Division) and the Federal Trade Commission (which we refer to as the FTC) by BEA and Oracle, unless a request for additional information and documentary material is received from the Antitrust Division or the FTC or unless early termination of the waiting period is granted. If, within the initial 30-day waiting period, either the Antitrust Division or the FTC issues a request for additional information and documentary material concerning the merger, then the waiting period will be extended until the 30th calendar day after the date of substantial compliance with the request by both parties, unless earlier terminated by the Antitrust Division or the FTC or further extended by court order or with the consent of BEA and Oracle. BEA and Oracle filed their respective notification and report forms with the Antitrust Division and the FTC under the HSR Act on January 28, 2008.

BEA and Oracle (and their subsidiaries) each conduct business in member states of the European Union, and they are required to make a notification to the European Commission. The European Commission must review the merger to determine whether or not it is compatible with the common market and, accordingly, whether or not to permit it to proceed. A merger or acquisition that does not significantly impede effective competition in the common market or in a substantial part of it shall be declared compatible with the common market and must be allowed to proceed. If, following a preliminary Phase I investigation of 25 working days (which may be extended in certain circumstances), the European Commission determines that it needs to examine the merger more closely because the merger raises serious doubts as to its compatibility with the common market, it must initiate a Phase II investigation. If it initiates a Phase II investigation, the European Commission must issue a final decision as to whether or not the merger is compatible with the common market no later than 90 working days after the initiation of the Phase II investigation (although this period may be extended in certain circumstances).

The parties also derive revenues in other jurisdictions where merger control filings or approvals may be required or advisable in connection with the consummation of the merger. We are currently in the process of reviewing where merger control filings or approvals may be required or desirable, and we have made or will make filings in such jurisdictions.

The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the merger. At any time before or after the merger, the Antitrust Division, the FTC, a state attorney general, or a foreign competition authority could take action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the merger or seeking divestiture of substantial businesses or assets of BEA or Oracle or their subsidiaries. Private parties may also bring legal actions under the antitrust laws under certain circumstances.

While we believe that we will receive the requisite approvals and clearances for the merger, there can be no assurance that a challenge to the merger on antitrust grounds will not be made or, if a challenge is made, of the result of such challenge. Similarly, there can be no assurance that BEA and Oracle will obtain the regulatory approvals necessary to consummate the merger or that the granting of these approvals will not involve the imposition of conditions to the consummation of the merger or require changes to the terms of the merger. These conditions or changes could result in the conditions to the merger not being satisfied prior to the termination date or at all. Under the terms of the merger agreement, Oracle is not obligated to consent to any sale, divestiture, lease, license, transfer or disposal of its or BEA’s assets, licenses, operations, rights, product lines or businesses in order to consummate the merger, or to consent to any material changes or restrictions on its ability to own or operate any of BEA’s assets, licenses, operations, rights, product lines or businesses.

Voting Agreements

The following descriptions of the voting agreements describe the material terms of the voting agreements. These descriptions of the voting agreements are qualified in its entirety by reference to the copies of voting agreements which are attached as Annex C and Annex D and are incorporated herein by reference. We encourage you to read each voting agreement in its entirety. The shares of BEA common stock covered by these voting agreements are referred to as “subject BEA shares.”

Chuang Voting Agreement

Mr. Alfred S. Chuang, chairman of the BEA board of directors and chief executive officer of BEA, entered into a voting agreement with Oracle, which we refer to as the Chuang voting agreement, to vote, unless the merger agreement has been terminated, his subject BEA shares:

•	in favor in favor of the merger and the adoption and approval of the merger agreement; and

•

against any of the following that would either (1) impede, frustrate, prevent or nullify any provision of the Chuang voting agreement, merger or merger agreement, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of BEA under the merger agreement or (3) change in any manner the voting rights of Mr. Chuang’s subject BEA shares:

•	alternative acquisition proposal;

•

against any merger or merger agreement with a party other than with Oracle and Bronco Acquisition Corp., consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of BEA; or

•	against any amendment of BEA’s certificate of incorporation or bylaws.

Concurrently with the execution of the Chuang voting agreement, Mr. Chuang also granted to Oracle a proxy to vote his subject BEA shares on any of the foregoing matters at the BEA special meeting. Mr. Chuang also agreed (1) to be bound by the non-solicitation provisions of the merger agreement described below under “The Merger Agreement—No Solicitations,” (2) to certain restrictions on the transfer on his subject BEA shares,

(3) unless required by applicable law, not to, and cause his representatives not to, make certain public communications criticizing or disparaging the Chuang voting agreement and the merger agreement and the transactions contemplated thereby without prior written consent of Oracle and (4) to inform Oracle, while the Chuang voting agreement is in effect, of the number and description of any additional equity securities of BEA that Mr. Chuang beneficially owns after January 16, 2008.

Mr. Chuang further agreed to (1) waive and not exercise any rights of appraisal or rights to dissent from the merger that Mr. Chuang may be entitled to under Delaware law and (2) not commence or participate in, and take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against BEA, Oracle or Bronco Acquisition Corp. (or any of their respective successors) relating to the negotiation, execution or deliver of the Chuang voting agreement or the merger agreement or the consummation of the merger including any claim (x) challenging the validity of, seeking to enjoin the operation of, any provision of the Chuang voting agreement or (y) alleging a breach of any fiduciary duty of the BEA board of directors in connection with the merger agreement or the transactions contemplated therein.

Icahn Voting Agreement

Mr. Carl C. Icahn and certain of his affiliates, which we collectively refer to as the Icahn entities, entered into a voting agreement with Oracle, which we refer to as the Icahn voting agreement. Pursuant to the terms of the merger agreement, BEA agreed to call the BEA special meeting regarding the adoption and approval of the merger agreement and merger on or after April 4, 2008. Pursuant to the terms of the Icahn voting agreement, the Icahn entities agreed to vote their subject BEA shares, unless the merger agreement has been terminated, at any special meeting held on or after such date:

•	in favor in favor of the merger and the adoption and approval of the merger agreement; and

•

against any of the following that would either (1) impede, frustrate, prevent or nullify any provision of the Icahn voting agreement, merger or merger agreement, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of BEA under the merger agreement or (3) change in any manner the voting rights of the Icahn entities’ subject BEA shares:

•	alternative acquisition proposal;

•

against any merger or merger agreement with a party other than with Oracle and Bronco Acquisition Corp., consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of BEA; or

•	against any amendment of BEA’s certificate of incorporation or bylaws.

Concurrently with the execution of the Icahn voting agreement, the Icahn entities also granted to Oracle a proxy to vote his subject BEA shares on any of the foregoing matters at the BEA special meeting. The Icahn entities also agreed (1) unless required by applicable law, not to, and cause its representatives not to, make certain public communications criticizing or disparaging the Icahn voting agreement and the merger agreement and the transactions contemplated thereby without prior written consent of Oracle and (2) to inform Oracle, while the Icahn voting agreement is in effect, of the number and description of any additional equity securities of BEA that the Icahn entities beneficially own after January 16, 2008.

The Icahn entities also agreed that prior to the earlier of the record date established in compliance with the merger agreement and May 30, 2008, except for certain limited exceptions, they will not (1) offer to transfer, transfer or consent to any transfer of any or all of their subject BEA shares (or any interest therein) without the prior written consent of Oracle or (2) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of their subject BEA shares (or any interest therein). Furthermore, for transfers of subject BEA shares occurring after the record date but prior to the earlier of the date of the BEA special meeting or May 30, 2008, that are made through a privately negotiated transaction, by operation of law or otherwise (including, without limitation, transfers to any of the Icahn affiliates’ heirs, guardians, administrators or successors), such transfers are conditioned upon the transferee agreeing to be a party to, and bound by the terms of, the Icahn voting agreement. Subject BEA shares that are permissibly transferred through the NASDAQ will not be bound by the obligations under the Icahn voting agreement.

The Icahn entities further agreed to (1) waive and not exercise any rights of appraisal or rights to dissent from the merger that the Icahn entities may be entitled to under Delaware law and (2) not commence or participate in, and take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against BEA, Oracle or Bronco Acquisition Corp. (or any of their respective successors) relating to the negotiation, execution or deliver of the Icahn voting agreement or the merger agreement or the consummation of the merger including any claim (x) challenging the validity of, seeking to enjoin the operation of, any provision of the Icahn voting agreement or (y) alleging a breach of any fiduciary duty of the BEA board of directors in connection with the merger agreement or the transactions contemplated therein.

Litigation Related to the Merger

On October 12, 2007, a putative class action lawsuit was filed on behalf of the public stockholders of BEA against BEA and each of its directors in the Court of Chancery in the State of Delaware, entitled Freedman v. BEA Systems, et al. (C.A. No. 3298). The Freedman action names BEA and its directors as defendants, and asserts, among other things, that the directors breached their fiduciary duties by failing to give proper consideration to Oracle’s unsolicited proposal to acquire BEA for $17.00 per share. Among other things, the Freedman complaint seeks class action status, monetary damages, and injunctive relief, including the implementation of a process or procedure to obtain the highest possible price for BEA’s stockholders through negotiations with Oracle or other means. Also on October 12, 2007, a second putative class action lawsuit, titled Blaz v. BEA Systems, Inc. et al., was filed in the Court of Chancery. The Blaz action names the same parties, contains substantially similar allegations, and seeks substantially similar relief as the Freedman action. By Order dated October 29, 2007, which we refer to as the Consolidation Order, the Court of Chancery ordered the Freedman action and the Blaz action, and any new case arising out of the same subject matter filed in or transferred to the Court of Chancery, consolidated under the caption In re BEA Systems, Inc. Shareholders Litigation, which we refer to as the Consolidation Action. On October 31, 2007, a purported class action lawsuit titled Fonte v. BEA Systems, Inc. et al. was filed in the Court of Chancery. The Fonte action names the same parties, contains substantially similar allegations, and seeks substantially similar relief as the Freedman action and the Blaz action, and was subsequently consolidated into the Consolidated Action. BEA intends to defend the Consolidated Action vigorously.

On October 12, 2007, a putative class action lawsuit titled Gross v. BEA Systems, Inc. et al. was filed in the Superior Court of the State of California for the County of Santa Clara. The complaint names BEA, eight of its directors, and certain unnamed “John Doe” parties as defendants, alleging that the directors breached their fiduciary duties by failing to give proper consideration to Oracle’s unsolicited proposal to acquire BEA for $17.00 per share. Among other things, the Gross complaint seeks class action status, monetary damages, and injunctive relief, including an order requiring the defendants to cooperate with any party expressing a bona fide interest in making an offer that maximizes the value of BEA’s shares and the formation of a stockholders’ committee to ensure the fairness of any transaction involving BEA’s shares.

On October 16, 2007, a putative class action and derivative lawsuit titled Ellman v. Chuang et al. was filed in the Superior Court of the State of California for the County of Santa Clara. The complaint names nine of BEA’s directors as defendants and BEA as a nominal defendant, alleging that the directors breached their fiduciary duties by failing to adequately consider Oracle’s unsolicited proposal to acquire BEA for $17.00 per share. In addition, the complaint asserts a derivative cause of action against the director defendants, ostensibly on behalf of and for the benefit of BEA, again alleging that the director defendants breached their fiduciary duties by failing to adequately consider Oracle’s proposal. Among other things, the Ellman complaint seeks class action status and injunctive relief, including an order requiring BEA’s directors to respond reasonably to offers that are in the best interests of stockholders, a prohibition on entry into any contractual provisions designed to impede the maximization of stockholder value, and an order restraining the defendants from adopting or using any defensive measures against a potential acquiror. In the event that the merger is consummated, plaintiff may lack standing to continue to assert the derivative claim.

On October 26, 2007, a putative class action lawsuit titled Zwick v. BEA Systems, Inc. et al. was filed in the Superior Court of the State of California for the County of Santa Clara. The complaint names BEA, eight of its current directors, and certain unnamed “John Doe” parties as defendants. The complaint alleges that the director defendants breached their fiduciary duties by failing to give proper consideration to Oracle’s unsolicited proposal to acquire BEA for $17.00 per share. Among other things, the Zwick complaint seeks monetary damages and injunctive relief, including an order requiring the defendants to cooperate with any party expressing a bona fide interest in making an offer that maximizes the value of BEA’s shares and the formation of a stockholders’ committee to ensure the fairness of any transaction involving BEA’s shares.

The plaintiffs in the Gross and Zwick actions have moved to consolidate those two actions into a single action in the Superior Court for the County of Santa Clara. The plaintiff in the Ellman action has moved to consolidate each of the Gross, Zwick, and Ellman actions in a single action in the Superior Court for the County of Santa Clara. These motions to consolidate are presently scheduled to be heard on February 13, 2008 and February 14, 2008, respectively. BEA intends to defend each of the Gross, Zwick, and Ellman actions vigorously.

On July 20, 2006, the first of several derivative lawsuits was filed by a purported Company stockholder in the United States District Court for the Northern District of California. The cases were subsequently consolidated under the caption In re BEA Systems, Inc. Derivative Litigation (No. C-06-4459). As consolidated, the action names certain of BEA’s present and former officers and directors as defendants and names BEA as a nominal defendant. The complaint alleges that the individual defendants violated the federal securities laws and breached their duties to BEA in connection with its historical stock option grant activities. On October 25, 2007, the complaint was amended to assert a purported class action claim alleging that BEA’s directors breached their fiduciary duties by failing to fully inform themselves of BEA’s true value prior to rejecting Oracle’s unsolicited proposal to acquire BEA for $17.00 per share. Plaintiffs seek an order requiring the director defendants to implement a procedure or process to determine BEA’s true value and obtain the highest possible price for stockholders. On January 25, 2008 BEA moved to dismiss the amended complaint in its entirety. In the event that the merger is consummated, plaintiffs may lack standing to continue to assert the derivative claims.

Amendment to BEA’s Rights Agreement

On September 14, 2001, BEA entered into a rights agreement with Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as rights agent, subsequently amended on January 15, 2003, which generally imposes a significant penalty upon any person or group that acquires 15% or more of the BEA’s outstanding common stock without the approval of the BEA board of directors.

On January 16, 2008, immediately prior to the execution of the merger agreement, BEA and the rights agent entered into a second amendment to the rights agreement that provides that none of (i) the approval, execution, delivery or performance of the merger agreement, (ii) the approval, execution, delivery or performance of the voting agreements, (iii) the consummation of the merger or any other transaction contemplated by the merger agreement or voting agreements or (iv) the public announcement of any of the foregoing will trigger the provisions of the rights agreement.

THE MERGER AGREEMENT

The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this document. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We encourage you to read carefully the merger agreement in its entirety.

The Merger

The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with Delaware law at the effective time of the merger, Bronco Acquisition Corp. will be merged with and into BEA and, as a result of the merger, the separate corporate existence of Bronco Acquisition Corp. will cease and BEA will continue as the surviving corporation (which we refer to as the surviving corporation). BEA will continue to be governed by Delaware law and all of its rights, privileges, immunities, powers and franchises will continue unaffected by the merger.

Bronco Acquisition Corp. and the surviving corporation will take all necessary actions such that, at the effective time of the merger, the certificate of incorporation of BEA will be amended to read in its entirety as set forth in the form attached to the merger agreement, and the bylaws of the surviving corporation will be those of Bronco Acquisition Corp. immediately prior to the merger.

The closing of the merger will occur as soon as practicable but in no event later than the second business day after all of the conditions set forth in the merger agreement and described under “—Conditions to the Merger” are satisfied or waived, or at such other time as agreed to by the parties.

The merger will become effective when the certificate of merger has been duly filed with the Delaware Secretary of State or at a later time as agreed to by the parties. It is currently anticipated that the effective time of the merger will occur by mid-2008. However, the parties cannot predict the exact timing of the completion of the merger and whether the merger will be completed.

The Merger Consideration and the Conversion of Capital Stock

At the effective time of the merger, by virtue of the merger, each share of BEA common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive $19.375 in cash, without interest (which we refer to as the merger consideration), other than the following shares, which will be cancelled:

•	shares of BEA common stock held by BEA as treasury stock;

•	shares of BEA common stock owned by Oracle or any subsidiary of either BEA or Oracle immediately prior to the effective time of the merger;

•	shares of BEA common stock which have perfected their appraisal rights in accordance with Delaware law (See “Appraisal Rights” section below); and

•	shares of restricted BEA common stock.

The price to be paid for each share of BEA common stock in the merger will be adjusted appropriately to reflect the effect of any change in the outstanding shares of capital stock of BEA, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend with respect to the shares of BEA common stock that occurs prior to the effective time of the merger.

Each share of BEA common stock of Bronco Acquisition Corp. outstanding immediately prior to the effective time of the merger will be converted into and become one share of common stock, par value $0.01 per share, of the surviving corporation with the same rights, powers and privileges as the shares so converted and will constitute the only outstanding shares of capital stock of the surviving corporation.

Payment Procedures

Prior to the effective time of the merger, Oracle will deposit with the exchange agent for the merger the aggregate consideration to be paid to holders of shares of BEA common stock in the merger.

Each holder of shares of BEA common stock that are converted into the right to receive the merger consideration will be entitled to receive the merger consideration in respect of shares of BEA common stock, upon (i) surrender to the exchange agent of a certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the exchange agent, or (ii) receipt of an “agent’s message” by the exchange agent (or such other evidence, if any, of transfer as the exchange agent may reasonably request) in the case of a book-entry transfer of uncertificated shares. Until so surrendered or transferred, each such certificate or uncertificated share will represent after the effective time of the merger for all purposes only the right to receive such merger consideration. No interest will be paid or accrued on the cash payable upon the surrender or transfer of such certificate or uncertificated share. Upon payment of the merger consideration pursuant to these provisions, each certificate or certificates so surrendered will immediately be cancelled.

Treatment of Options, Restricted Stock and Other Equity Awards

Stock Options. At the effective time of the merger and without any action on the part of the holders thereof, each outstanding option to purchase shares of BEA common stock, whether or not then vested or exercisable, will be assumed by Oracle and converted into an option to purchase Oracle common stock with terms and conditions substantially identical to those of the BEA stock option, except that the number of Oracle common stock subject to such converted options will be equal to the product of (x) the number of shares of BEA common stock subject to the BEA stock option and (y) a fraction (referred to as the equity award exchange ratio), the numerator of which is $19.375 and the denominator of which is the average closing price of Oracle common stock over the five trading days immediately preceding (but not including) the effective time of the merger, rounded down to the nearest whole share. The exercise price for converted options will equal the per share exercise price for the shares of BEA common stock divided by the equity award exchange ratio (and rounded upwards to the nearest whole cent).

Restricted Stock Units; Restricted Shares. Except as described below, at the effective time of the merger and without any action on the part of the holders thereof, restricted shares of BEA common stock and restricted stock units denominated in shares of BEA common stock that are outstanding immediately prior to the effective time of the merger, whether or not then vested or exercisable, will automatically be converted into the right to receive restricted stock units with respect to the number of shares of Oracle common stock calculated by multiplying the number of restricted BEA shares and restricted BEA stock units by the equity award exchange ratio. The restricted Oracle stock units will vest in accordance with the applicable vesting schedule for the restricted BEA shares and restricted BEA stock units, with other terms and conditions substantially identical to the restricted BEA shares and restricted BEA stock units except to the extent necessary to reflect the fact that the restricted Oracle stock units are not actual shares of Oracle common stock. Restricted BEA shares that are converted as described above will also retain the right to receive dividend equivalents immediately upon payment of dividends to holders of Oracle common stock, to the extent Oracle pays a cash dividend.

Restricted shares of BEA common stock that are held by certain of BEA’s executive officers will be converted into a number of restricted shares of Oracle common stock equal to the number of restricted shares of BEA common stock that they hold multiplied by the equity award exchange ratio and otherwise with terms and conditions substantially identical to the restricted shares of BEA common stock.

Cashed Out Compensatory Awards. Notwithstanding the foregoing, unless determined otherwise by Oracle, each BEA option, restricted stock unit award, restricted stock award or other equity-based award that is held by a person who is not an employee of, or a consultant to, BEA or any subsidiary of BEA immediately prior to the effective time of the merger (which we refer to as the cashed out compensatory awards) will not be assumed by Oracle and will, immediately prior to the effective time of the merger, be cancelled and extinguished and the vested portion thereof will automatically be converted into the right to receive an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of BEA common stock that were issuable upon exercise or settlement of such cashed out compensatory award immediately prior to the effective time of the merger and (y) the merger consideration, less any per share exercise price of such cashed out compensatory award.

Employee Stock Purchase Plan. Prior to the effective time of the merger, BEA will:

•

establish an exercise date under BEA’s 1997 Employee Stock Purchase Plan (which we refer to as the ESPP) under the ESPP on the last day of the payroll period ending immediately prior to the effective time of the merger with respect to the accrual period otherwise then in effect (which we refer to as the new exercise date);

•	provide that no further accrual periods will commence under the ESPP on or following the new exercise date; and

•	terminate the ESPP as of the new exercise date.

Each outstanding option under the ESPP on the new exercise date will be exercised on such date for the purchase of shares of BEA common stock in accordance with the terms of the ESPP.

Stockholders’ Meeting

Pursuant to the terms of the merger agreement, BEA has agreed to, as promptly as practicable after the date of the merger agreement, establish a record date (to be no later than May 30, 2008) for, duly call and give notice of, convene and hold a meeting of its stockholders (to occur no earlier than April 4, 2008) (which we refer to as the special meeting) for the purpose of obtaining the vote of BEA’s stockholders necessary to satisfy the voting condition described in “—Conditions to the Merger.” BEA cannot change or establish a different record date for the special meeting (even if the date of the special meeting is adjourned or postponed or otherwise delayed for any reason) unless required to do so by applicable law. If any person, at any time, institutes a proceeding challenging or seeking to make illegal, delay or otherwise directly or indirectly restrain or prohibit the consummation of the merger, BEA has agreed to use its reasonable best efforts to defend such litigation and to do all things necessary, proper or advisable such that BEA is not required to establish a record date that is later than May 30, 2008 or change the record date that had previously been established. BEA has agreed to use its reasonable best efforts to obtain the approval of the BEA’s stockholders in favor of the merger agreement. Unless the merger agreement is terminated, as described below under “—Termination of the Merger Agreement,” BEA has agreed to submit the merger agreement to a vote of BEA’s stockholders even if the BEA board of directors has approved, endorsed or recommended another takeover proposal or withdraws or modifies its unanimous recommendation, as described below under “—BEA Board Recommendation,” that BEA’s stockholders vote in favor of the adoption and approval of the merger agreement and approval of the merger. As soon as practicable after the date that the definitive proxy statement is filed, BEA has agreed to use its reasonable best efforts to mail to its stockholders the definitive proxy statement and all other proxy materials for the special meeting.

Representations and Warranties

The merger agreement contains representations and warranties made by BEA to Oracle and Bronco Acquisition Corp. and representations and warranties made by Oracle and Bronco Acquisition Corp. to BEA. The assertions embodied in those representations and warranties were made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. Moreover, these representations and warranties have been qualified by certain disclosures that BEA made to Oracle and Bronco Acquisition Corp. in connection with the negotiation of the merger agreement, which disclosures are not reflected in the merger agreement. Furthermore, some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to a contractual standard of materiality or material adverse effect different from that generally applicable to public disclosures to stockholders. The representations and warranties were used for the purpose of allocating risk between the parties to the merger agreement rather than establishing matters of fact. For the foregoing reasons, you should not rely on the representations and warranties contained in the merger agreement as statements of factual information. The representations and warranties in the merger agreement and the description of them in this document should be read in conjunction with the other information contained in the reports, statements and filings BEA publicly files with the SEC. This description of the representations and warranties is included to provide BEA’s stockholders with information regarding the terms of the merger agreement.

In the merger agreement, BEA has made customary representations and warranties to Oracle and Bronco Acquisition Corp. with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of BEA and its subsidiaries;

•

its authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement, the enforceability of the merger agreement against BEA and the inapplicability of state anti-takeover statutes;

•	the adoption and unanimous recommendation of the BEA board of directors to enter into the merger agreement, the merger and the transactions contemplated by the merger agreement;

•	the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

•

the absence of conflicts with, creation of liens or defaults under BEA’s or its subsidiaries’ governing documents, applicable laws or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

•	its capitalization, including in particular the number of shares of BEA common stock, preferred stock, stock options and restricted stock;

•	its SEC filings since January 31, 2005, including financial statements contained therein, internal controls and compliance with the Sarbanes-Oxley Act of 2002;

•

conduct of business and absence of certain changes, except as contemplated by the merger agreement, including that there has been no fact, event, change, development or set of circumstances, that has had or would reasonably be expected to have, a material adverse effect to BEA;

•	the absence of undisclosed material liabilities;

•	the absence of certain litigation;

•	BEA’s and its subsidiaries’ compliance with applicable legal requirements;

•	matters related to employee benefit plans;

•	labor and employment matters

•	tax matters;

•	matters with respect to BEA’s material contracts;

•	title to properties and the absence of encumbrances;

•	intellectual property matters;

•	compliance with laws and permits, including environmental laws and regulations;

•	the accuracy and compliance with applicable securities laws of the information supplied by BEA in this proxy statement;

•	receipt by the BEA board of directors of a fairness opinion from Goldman Sachs;

•	insurance matters;

•	the absence of agreements between BEA and any related parties that would be required to be reported to the SEC;

•	the absence of undisclosed brokers’ fees and expenses; and

•	the inapplicability of state takeover statutes to the merger.

Many of the representations and warranties in the merger agreement made by BEA are qualified by a “materiality” or “material adverse effect to BEA” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect to BEA). For purposes of the merger agreement, a “material adverse effect to BEA” means a material adverse effect (i) on the business, financial condition or results of operations of BEA and its subsidiaries, taken as a whole, or (ii) preventing BEA’s ability to consummate the merger.

For purposes of clause (i) above, the definition of “material adverse effect to BEA” excludes, alone or in combination, any adverse effect resulting from or arising out of:

•

the announcement, pendency or consummation of the merger (including any loss of or adverse change in the relationship of BEA and its subsidiaries with their respective employees, customers, partners or suppliers related thereto);

•

general economic or political conditions (including acts of terrorism or war) that do not disproportionately affect BEA and its subsidiaries, taken as a whole, as compared to other companies participating in the same industry as BEA;

•

general conditions in the industry in which BEA and its subsidiaries operate that do not disproportionately affect BEA and its subsidiaries, taken as a whole, as compared to other companies participating in the same industry as BEA;

•	any changes (after the date of the merger agreement) in GAAP or applicable law;

•

any failure to take any action as a result of restrictions or other prohibitions set forth in the merger agreement, or the taking of any specific action at the written direction of Oracle or expressly required by the merger agreement;

•

any failure of BEA to meet internal or analysts’ estimates or projections (although any cause of any such failure may be taken into consideration when determining whether a material adverse effect to BEA has occurred); and

•

any legal proceeding made or brought by any stockholder of BEA (on the holder’s own behalf or on behalf of BEA) arising out of or related to the merger agreement or any of the transactions contemplated thereby (including the merger).

In the merger agreement, Oracle and Bronco Acquisition Corp. made customary representations and warranties to BEA with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of Oracle and Bronco Acquisition Corp.;

•

the authority of each of Oracle and Bronco Acquisition Corp. to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of Oracle and Bronco Acquisition Corp.;

•	the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

•

the absence of conflicts with, creation of liens or defaults under Oracle’s or Bronco Acquisition Corp.’s governing documents, applicable laws or certain agreements as a result of entering into the merger agreement and the consummation of the merger;

•	the absence of certain litigation;

•	the accuracy and compliance with applicable securities laws of the information supplied by Oracle and Bronco Acquisition Corp. contained in this proxy statement;

•	ownership of shares of BEA common stock by Oracle and Bronco Acquisition Corp.; and

•	the sufficiency of funds to pay the merger consideration.

The representations and warranties contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time of the merger. This limit does not apply to any covenant or agreement of the parties which by its terms contemplates performance after the effective time of the merger.

Covenants Regarding Conduct of Business by BEA Pending the Merger

Except as disclosed prior to execution of the merger agreement, required by the terms of the merger agreement or by any other agreement or instrument entered into in connection with the merger agreement, or agreed to in writing by Oracle, from January 16, 2008 until the earlier of the consummation of the merger or the termination of the merger agreement, BEA will, and will cause each of its subsidiaries to:

•	conduct its businesses in the ordinary course of business consistent with past practice;

•	use its commercially reasonable efforts to preserve intact its material assets, intellectual property and business organization;

•	use its commercially reasonable efforts to keep available the services of its directors, officers and employees;

•	use its commercially reasonable efforts to maintain in effect all of its material governmental authorizations; and

•

use its commercially reasonable efforts to maintain satisfactory relationships with its material customers, lenders, suppliers, licensors, licensees, distributors and others having material business relationships with BEA or any of its subsidiaries.

In addition, except as required by the terms of the merger agreement or any other agreement or instrument entered into in connection with the merger agreement, or agreed to in writing by Oracle (which in many instances may not be unreasonably withheld or delayed), from January 16, 2008 until the earlier of the consummation of the merger or the termination of the merger agreement, BEA will not, nor will it permit its subsidiaries to:

•	amend BEA’s certificate of incorporation, bylaws or other comparable charter or organizational documents of BEA (whether by merger, consolidation or otherwise);

•

declare, set aside or pay any dividends on, or make any other distributions in respect of, or enter into any agreement with respect to the voting of, any capital stock of BEA or any of its subsidiaries, other than dividends and distributions by a direct or indirect wholly owned subsidiary of BEA to its parent

(except distributions under the ESPP in the ordinary course and for distributions resulting from the vesting or exercise of BEA stock options, restricted stock, restricted stock units and other equity-based awards (which we collectively refer to as BEA compensatory awards));

•	split, combine or reclassify any capital stock of BEA;

•	issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of capital stock of BEA or any of its subsidiaries;

•	issue or authorize the issuance, deliver, sell, grant, pledge, transfer, subject to any lien or otherwise encumber or dispose of any securities of BEA or any of its subsidiaries, other than:

•

the issuance of shares of BEA common stock upon the exercise of BEA stock options or pursuant to the terms of BEA restricted stock units that are outstanding as of January 16, 2008, in each case in accordance with the applicable equity award’s terms as in effect on January 16, 2008;

•	the issuance of shares of BEA common stock pursuant to the ESPP or;

•

the issuance of BEA options with respect to no more than (1) 10,500,000 shares of BEA common stock in the aggregate in the first fiscal quarter of 2008 and (2) 500,000 shares of BEA common stock in the aggregate in any subsequent fiscal quarter to employees in the ordinary course of business consistent with past practice, with a per share exercise price of no less than the then-current market price of a share of BEA common stock;

•

purchase, redeem or otherwise acquire any securities of BEA or any of its subsidiaries, except in satisfaction by holders of BEA compensatory awards of the applicable exercise price and/or withholding taxes;

•

take any action that would result in any amendment, modification or change of any term of any indebtedness of BEA or any of its subsidiaries and that would be materially adverse to BEA and its subsidiaries, taken as a whole;

•	amend any term of any BEA security or any BEA subsidiary security;

•

adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization with respect to BEA or any of its subsidiaries;

•

incur any capital expenditures or any obligations or liabilities in respect thereof (i) with respect to expenditures other than for the improvement of real property owned by BEA or any of its subsidiaries that are in excess of $7,500,000 in the aggregate in any particular fiscal quarter or (ii) in excess of $5,000,000 for the improvement of real property owned by BEA or any of its subsidiaries;

•

acquire any assets or capital stock of any person or entity or division thereof in connection with a purchase of such person or entity’s business whether in whole or in part (whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise);

•

sell, lease, license, pledge, transfer, subject to any lien or otherwise dispose of any of its material intellectual property, material assets or material properties except (i) pursuant to existing contracts or commitments, (ii) sales of inventory or used equipment in the ordinary course of business consistent with past practice, (iii) permitted liens incurred in the ordinary course of business consistent with past practice or (iv) pursuant to contracts contemplated below as exceptions to the restriction on contracts with an annual value in excess of $1,500,000 individually or an aggregate value in excess of $5,000,000;

•

grant to any current or former director, officer, employee or consultant of BEA or any of its subsidiaries any (A) increase in compensation, (B) bonus or (C) benefits in addition to those pursuant to arrangements in effect on the date hereof, except annual merit increases in base salaries of non-executive officer employees of BEA and its subsidiaries in the ordinary course consistent with past practice approved prior to January 16, 2008 that, in the aggregate, (x) do not exceed 6% of the aggregate current annualized base salaries of all non-executive officers of BEA or (y) 6% in the aggregate and 8% for any individual executive officer employees of BEA;

•

grant to any current or former director, officer, employee or consultant of BEA or any of its subsidiaries any severance or termination pay or benefits or any increase in severance, change of control or termination pay or benefits, except in connection with actual termination in the ordinary course of any such person to the extent required under applicable law or existing plans, policies, agreements or arrangements listed on the disclosure schedules to the merger agreement;

•

establish, adopt, enter into or amend any BEA benefit plan (other than offer letters that contemplate “at will” employment without severance benefits) or collective bargaining agreement, in each case except as required by applicable law;

•

take any action to amend or waive any performance or vesting criteria or accelerate any rights or benefits or take any action to fund or in any other way secure the payment of compensation or benefits under any BEA benefit plan except to the extent required pursuant to the terms thereof or applicable law;

•

appoint an independent committee pursuant to the Change in Control Severance Plan, adopted by the BEA board of directors on November 7, 2007 (which we refer to as the Change in Control Severance Plan);

•	establish or fund a trust for paying benefits under any BEA benefit plan, including the Change in Control Severance Plan;

•

terminate the employment of any employee eligible for benefits under the Change in Control Severance Plan or any other BEA benefit plan in a termination that would reasonably be expected to be a “Qualified Termination” within the meaning of the Change in Control Severance Plan or would reasonably be expected to result in the payment of severance or similar benefits under any of BEA’s change in control agreements; or

•

make any person or entity a beneficiary of any retention plan under which such person or entity is not as of January 16, 2008 a beneficiary which would entitle such person or entity to vesting, acceleration or any other right as a consequence of completion of the transactions contemplated by the merger agreement;

•

hire any new employee except for person or entities who expressly agree in writing to waive the right to payments or benefits under the Change in Control Severance Plan or any other similar BEA benefit plan in connection with the transactions contemplated by the merger agreement;

•	write-down any of its material assets, including any of BEA’s intellectual property;

•

make any change in any method of financial accounting principles, method or practices, in each case except for any such change (x) required by GAAP or applicable law and (y) made following consultation with BEA’s independent auditor;

•	repurchase or prepay any indebtedness in excess of $5,000,000 in the aggregate;

•

(x) incur any indebtedness, other than drawdowns under existing credit facilities, including by way of a guarantee or an issuance or sale of debt securities, or issue and sell options, warrants, calls or other rights to acquire any debt securities of BEA or any of its subsidiaries, (y) enter into any “keep well” or other contract to maintain any financial statement or similar condition of another person or (z) enter into any arrangement having the economic effect of any of the foregoing (other than in connection with the financing of ordinary course trade payables or accounts payable in the ordinary course of business consistent with past practice);

•

make any loans, advances or capital contributions to, or investments in, any other person or entity, other than (x) to BEA or any of its subsidiaries, (y) accounts receivable and extensions of credit in the ordinary course of business, and advances in expenses to employees, in each case in the ordinary course of business consistent with past practice or (z) pursuant to existing contracts;

•

agree to any exclusivity, non-competition, most favored nation or similar provision restricting BEA, any of its subsidiaries or their affiliates from competing in any line of business or with any person or entity or in any area or engaging in any activity or business, or pursuant to which any benefit or right would be required to be given or lost as a result, or which would have any such effect on Oracle or its affiliates after the consummation of the merger, other than in connection with customer contracts entered into in the ordinary course of business consistent with past practice;

•

enter into any contract, or relinquish or terminate any contract or other right, in any individual case with an annual value in excess of $1,500,000 individually or an aggregate value in excess of $5,000,000, other than:

•	entering into software license agreements where BEA or any of its subsidiaries is the licensor in the ordinary course of business consistent with past practice;

•	service or maintenance contracts entered into in the ordinary course of business consistent with past practice pursuant to which BEA or any of its subsidiaries is providing services to customers;

•	termination of leases in connection with restructuring or otherwise that do not have a material adverse impact on the business of BEA or any of its subsidiaries;

•

non-exclusive distribution, marketing, reselling or consulting agreements entered into in the ordinary course of business consistent with past practice that provide for distribution of a product or service of BEA or any of its subsidiaries by a third party;

•	non-exclusive OEM agreements entered into in the ordinary course of business consistent with past practice that are terminable without penalty within twelve months; or

•	contracts with vendors or suppliers entered into in the ordinary course of business consistent with past practice;

•

make or change any material tax election (other than in the ordinary course of business consistent with past practices), change any tax accounting period, adopt or change any material method of tax accounting, amend any material tax returns or file any material claim for tax refunds, enter into any closing agreement, enter into any material tax allocation, tax sharing or tax indemnity agreement (other than any such agreement solely between BEA and/or its wholly-owned subsidiaries or any customary commercial or financing agreements, entered into in the ordinary course of business consistent with past practices), or surrender any right to claim a material tax refund (including any such refund to the extent it is used to offset or otherwise reduce tax liability), if any of the preceding actions would have an adverse impact on BEA or its subsidiaries;

•

settle any tax claim, audit or assessment for an amount, for each such settlement, that exceeds the greater of (x) $500,000 or (y) the amount reserved with respect to such items, provided, however, clause (y) will be inapplicable if an otherwise permissible settlement could reasonably be expected to have an adverse impact on BEA or its subsidiaries in future taxable years;

•

except as set forth above with respect to taxes, institute, pay, discharge, compromise, settle or satisfy (or agree to do any of the preceding with respect to) any claims, liabilities or obligations, in excess of $500,000 in any individual case, other than (w) as required by their terms as in effect on the date of the merger agreement, (x) claims, liabilities or obligations reserved against on the January 31, 2007 balance sheet of BEA (for amounts not in excess of such reserves) or (y) incurred since January 31, 2007 in the ordinary course of business consistent with past practice, (however, in the case of each of (w), (x) or (y), the payment, discharge, settlement or satisfaction of such claim, liability or obligation may not include any material obligation (other than the payment of money) to be performed by BEA or any of its subsidiaries following the consummation of the merger);

•	waive, relinquish, release, grant, transfer or assign any right with a value of more than $500,000 in any individual case except in the ordinary course of business consistent with past practice;

•

waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar contract to which BEA or any of its subsidiaries is a party; and

•	authorize, commit or agree to take any of the things described above.

No Solicitations

BEA and its subsidiaries have agreed that, from January 16, 2008 until the earlier of the consummation of the merger or the termination of the merger agreement, neither BEA nor any of its subsidiaries will, nor will BEA or any of its subsidiaries authorize or permit any of its or their directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives acting in such capacity (whom we refer to collectively as representatives) to, and BEA will instruct, and cause each applicable subsidiary, if any, to instruct, each such representative not to, directly or indirectly:

•

solicit, initiate or knowingly take any action to facilitate or encourage the submission of any acquisition proposal (as defined below) or the making of any inquiry, offer or proposal that could reasonably be expected to lead to any acquisition proposal;

•

conduct or engage in any discussions or negotiations with, disclose any non-public information relating to BEA or any of its subsidiaries to, afford access to the business, properties, assets, books or records of BEA or any of its subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, any acquisition proposal;

•	approve any transaction under, or any third party becoming an “interested stockholder” under, Delaware law;

•

amend or grant any waiver or release or approve any transaction or redeem any rights granted to BEA’s stockholders under BEA’s rights agreement, except in connection with the transactions contemplated by the merger agreement;

•

enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other contract relating to any acquisition proposal or enter into any agreement or agreement in principle requiring BEA to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement or breach its obligations under the merger agreement; or

•	resolve, propose or agree to do any of the foregoing.

BEA will, and will cause its subsidiaries to cease immediately and cause to be terminated, and will not authorize or knowingly permit any of its or their representatives to continue, any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date hereof with respect to any acquisition proposal and will use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of BEA or any of its subsidiaries that was furnished by or on behalf of BEA and its subsidiaries to return or destroy (and confirm destruction of) all such information.

“Acquisition proposal” means any offer, proposal, inquiry or indication of interest from any third party relating to any transaction or series of related transactions involving any (1) acquisition or purchase by any person or entity, directly or indirectly, of 15% or more of any class of outstanding voting or equity securities of BEA or any of its subsidiaries, or any tender offer (including a self-tender) or exchange offer that, if consummated, would result in any person or entity beneficially owning 15% or more of any class of outstanding voting or equity securities of BEA or any of its subsidiaries, (2) merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving BEA or any of its subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of BEA and its subsidiaries, taken as a whole, (3) sale, lease, exchange, transfer, license (other than licenses in the ordinary course of business), acquisition or disposition of 15% or more of the assets of BEA or any of its subsidiaries (measured by the lesser of book or fair market value thereof), or (4) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of BEA or any of its subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of BEA and its subsidiaries, taken as a whole.

Notwithstanding the restrictions described above, at any time before the special meeting, the BEA board of directors, directly or indirectly through any representative, may (i) engage in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide unsolicited acquisition proposal in writing after the date of the merger agreement, that did not result from or arise out of a breach of the non-solicitation provisions of the merger agreement (other than any such breach that is unintentional and immaterial in effect), and that the BEA board of directors believes in good faith, after consultation with its outside legal counsel and financial advisor of nationally recognized reputation, constitutes or would reasonably be expected to lead to a superior proposal (as defined below) and (ii) thereafter furnish to such third party non-public information relating to BEA or any of its subsidiaries pursuant to an acceptable confidentiality agreement, but in each case under the preceding clauses (i) and (ii), only if the BEA board of directors determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law.

The merger agreement requires BEA to give Oracle at least three business days prior written notice that BEA intends to furnish non-public information to, or enter into discussions or negotiations with, the third party or group making the acquisition proposal. BEA is required to notify Oracle promptly (and in no event later than 24 hours) after it obtains knowledge of the receipt by BEA or any of its representatives of any acquisition proposal, any inquiry, offer or proposal that would reasonably be expected to lead to an acquisition proposal, or any request for non-public information relating to BEA or any of its subsidiaries or for access to the business, properties, assets, books or records of BEA or any of its subsidiaries by any third party. This notice is required to contain the identity of the third party and a description of the terms and conditions of the acquisition proposal, indication, offer, proposal or request. BEA must keep Oracle reasonably informed, on a prompt basis, of the status and material terms of any such acquisition proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. BEA will provide Oracle with the same amount of prior notice of any meeting of the BEA board of directors at which the BEA board of directors is reasonably expected to consider any acquisition proposal as the members of the BEA board of directors are provided of such meeting. BEA will, subject to applicable law, promptly provide Oracle with any non-public information concerning BEA’s business, present or future performance, financial condition or results of operations, provided to any third party that was not previously provided to Oracle.

BEA Board Recommendation

Subject to the provisions described below, the BEA board of directors agreed to unanimously recommend that BEA’s stockholders vote in favor of the adoption and approval of the merger agreement and approval of the merger in accordance with the applicable provisions of Delaware law (which we refer to as the board recommendation) The BEA board of directors also agreed to include the board recommendation in this proxy statement. Subject to the provisions described below, the merger agreement provides that neither the BEA board of directors nor any committee thereof will:

•	fail to make, withdraw or modify, or publicly propose to withhold, withdraw or modify, in a manner adverse to Oracle or Bronco Acquisition Corp., the board recommendation;

•	approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, any acquisition proposal or superior proposal;

•	fail to recommend against acceptance of any tender offer or exchange offer for the common stock of BEA within ten business days after the commencement of such offer;

•	make any public statement inconsistent with the board recommendation; or

•	resolve or agree to take any of the foregoing actions.

We refer to each of the foregoing actions as an adverse recommendation change.

Notwithstanding these restrictions, the BEA board of directors may effect an adverse recommendation change at any time before obtaining stockholder approval of the merger if, following the receipt of a superior proposal:

•

the BEA board of directors determines in good faith, after consultation with its outside legal counsel, that the failure to make an adverse recommendation change would be inconsistent with its fiduciary duties under applicable law;

•	BEA first gives Oracle written notice of its intention to make an adverse recommendation change with respect to a superior proposal at least four business days prior to taking such action;

•

BEA delivers to Oracle with such notice the most current version of the proposed agreement or a detailed summary of all material terms of any such superior proposal and the identity of the third party making the superior proposal;

•

BEA and its financial and legal advisors have, during the four business day notice period, given Oracle the opportunity to meet with BEA and its representatives, and at Oracle’s request have negotiated in good faith regarding possible changes to the merger agreement so that such acquisition proposal ceases to constitute a superior proposal; and

•

Oracle has not made, within the notice period, an offer that is determined by the BEA board of directors in good faith, after consulting with its outside counsel and financial advisor of nationally recognized reputation, to be at least as favorable to BEA’s stockholders as the superior proposal.

The merger agreement provides that any amendment to the financial terms or any other material terms of a superior proposal require BEA to deliver a new notice to Oracle and a new two-day period described above.

“Superior proposal” means any bona fide, unsolicited, written acquisition proposal that did not result from or arise out of a breach the merger agreement (other than any such breach that is unintentional and immaterial in effect), made by a third party, that, if consummated, would result in such third party owning, directly or indirectly, all of the outstanding shares of BEA common stock, or all or substantially all of the consolidated assets of BEA and its subsidiaries, and which acquisition proposal the BEA board of directors determines in good faith, after considering the advice of its outside legal counsel and a financial advisor of nationally recognized reputation, and after taking into account all of the terms and conditions of such acquisition proposal (including any termination or breakup fees, expense reimbursement provisions and conditions to completion), and after taking into account all financial, legal, regulatory, and other aspects of such acquisition proposal (including the financing terms and the financability of such acquisition proposal), (i) is more favorable to BEA’s stockholders than as provided in the merger agreement (including any changes to the terms of the merger agreement proposed by Oracle in response to such superior proposal pursuant to and in accordance with the merger agreement), (ii) is not subject to any financing condition (and if financing is required, such financing is then fully committed to the third party), (iii) is reasonably capable of being completed on the terms proposed, and (iv) includes both: (x) termination and breakup fees payable to BEA by the third party in the same or greater amounts as those set forth in the merger agreement, and (y) termination rights of the third party on terms no less favorable to BEA than the terms set forth in the merger agreement, all from a third party capable of performing such terms.

Notwithstanding the foregoing, at any time before the consummation of the merger, in response to a material fact, event, change, development or set of circumstances (other than an acquisition proposal occurring or arising after January 16, 2008) (which we refer to as an intervening event) that was neither known to the BEA board of directors nor reasonably likely as of or prior to January 16, 2008, the BEA board of directors may make an adverse recommendation change if:

•

the BEA board of directors determines in good faith, after consultation with its outside legal counsel, that, in light of such intervening event, the failure to effect such an adverse recommendation change would be inconsistent with the BEA board of directors’ fiduciary duties under applicable law;

•

at least four business days prior to such adverse recommendation change, BEA provides Oracle written notice advising Oracle that the BEA board of directors intended to take such action and specifying the facts underlying the determination that an intervening event has occurred, and the reasons for the adverse recommendation change, in reasonable detail; and

•

during the four business day period following Oracle’s receipt of the notice of adverse recommendation change, BEA gives Oracle the opportunity to meet with BEA and its representatives, and at Oracle’s request, negotiates in good faith regarding the terms of possible revisions to the terms of the merger agreement.

Notwithstanding other provisions of the merger agreement, the merger agreement does not prohibit the BEA board of directors from issuing a “stop-look-and listen communication” pursuant to Rule 14d-9(f) under the Exchange Act or taking and disclosing to its stockholders a position as required by Rule 14d-9 or Rule 14e-2 under the Exchange Act or otherwise disclosing any information to its stockholders that the BEA board of directors determines in good faith, after consultation with its outside legal counsel, it is required to disclose in order to fulfill its fiduciary duties to BEA’s stockholders under applicable law.

Employee Benefits and Service Credit

For a period of twelve months following the effective time of the merger, Oracle will, or will cause the surviving company and its subsidiaries to, provide the employees of Oracle or the surviving corporation or their respective subsidiaries who were employees of BEA or any of its subsidiaries immediately prior to the effective time (who we refer to as continuing employees) while such continuing employees remain so employed, employee benefits, excluding any equity compensation plans, programs, agreements or arrangements, that are no less favorable, in the aggregate, as those provided by Oracle and its subsidiaries during such period. Following the effective time of the merger, Oracle will, or will cause the surviving company and its subsidiaries to, assume and honor in accordance with their terms the Change of Control Severance Plan and certain BEA benefits plans. Notwithstanding the foregoing, neither Oracle or the surviving corporation is restricted in amending or terminating the Change of Control Severance Plan and such BEA benefits plans in accordance with their terms and applicable law. Following the effective time, Oracle will give each continuing employee full credit for prior service with BEA or its subsidiaries for purposes of eligibility, vesting and accrual of benefits under any applicable Oracle employee plans (but not for purposes of benefits accrual under any defined benefit pension plan), except where such credit would result in a duplication of benefits. Oracle will also waive any limitations on benefits relating to pre-existing conditions to the same extent such limitations are waived under any comparable medical and dental plan of BEA or its subsidiaries and recognize for purposes of annual deductible and out-of-pocket limits under its medical and dental plans, deductible and out-of-pocket expenses paid by continuing employees in the calendar year in which the effective time occurs. BEA has agreed to terminate its 401(k) plan prior to the consummation of the merger.

Other Covenants and Agreements

Access to Information; Confidentiality. From January 16, 2008 until the consummation of the merger, BEA has agreed to give Oracle and its representatives reasonable access to the offices, properties, contracts, books, records, contracts, governmental authorizations, documents, directors, officers and employees of BEA and its subsidiaries during normal business hours., Oracle and Bronco Acquisition Corp. agree that, from and after the date of the merger agreement, each will, and will cause its affiliates and representatives to, hold all confidential information in confidence and not disclose it, in whole or in part, to any person, except as required by law, regulation or legal process.

BEA Rights Agreement. BEA will take all actions reasonably requested by Oracle in order to render the rights issued under the BEA rights agreement inapplicable to the merger agreement, the voting agreements (in the form attached to the merger agreement) and the transactions contemplated thereby, including the merger, and to cause the rights issued under the BEA rights agreement to expire at the effective time.

State Takeover Laws. If any “control share acquisition”, “fair price”, “moratorium” or other anti-takeover laws or regulations enacted under state or federal laws becomes or is deemed to become applicable to BEA, Oracle, Bronco Acquisition Corp., the merger, the voting agreements or any other transaction contemplated by the merger agreement, then each of BEA, Oracle, Bronco Acquisition Corp., and their respective board of directors will grant such approvals and take such actions as are necessary to render such statutes inapplicable.

Voting of Shares. Oracle will vote any shares of BEA common stock beneficially owned by it or any of its subsidiaries in favor of adoption of the merger agreement at the special meeting, and will vote or cause to be voted the shares of Bronco Acquisition Corp. held by it or any of its subsidiaries, as the case may be, in favor of adoption of the merger agreement.

Director and Officer Indemnification and Insurance. Oracle is required to, or to cause the surviving corporation to, maintain officers’ and directors’ liability insurance (which we refer to as D&O Insurance) for a period of not less than six years after the consummation of the merger with respect to acts or omissions occurring before the consummation of the merger covering each such person currently covered by BEA’s officers’ and directors’ liability insurance policy. Oracle may substitute policies of substantially equivalent coverage and amounts containing terms no less favorable to the covered persons than the existing D&O Insurance. If the existing D&O Insurance expires or is terminated or cancelled during the relevant period through no fault of Oracle or the surviving corporation, then the surviving corporation is required to obtain substantially similar D&O Insurance, except that the surviving corporation is not required to pay aggregate premiums for insurance in excess of 250% of the aggregate premiums paid by BEA in fiscal 2007. If Oracle or the surviving corporation in the merger is unable to obtain the amount of insurance required for such aggregate premium, Oracle or the surviving corporation in the merger will obtain as much insurance as can be obtained for aggregate premiums not in excess of 250% of such aggregate premium. In lieu of the foregoing, BEA may obtain prepaid policies prior to the consummation of the merger, which policies may provide the covered persons with D&O Insurance coverage of equivalent amount and on no more favorable terms than that provided by BEA’s current D&O Insurance for an aggregate period of at least six years with respect to claims arising from facts or events that occurred before the consummation of the merger, including in connection with the approval of the merger agreement and the transactions contemplated thereby. If prepaid policies have been obtained prior to the consummation of the merger, Oracle will, and will cause the surviving corporation to, maintain such policies in full force and effect and continue to honor the obligations thereunder.

For a period of six years after the consummation of the merger, Oracle and the surviving corporation are required to honor and fulfill the obligations of BEA and its subsidiaries, to the fullest extent permissible under applicable provisions of Delaware law, under their respective certificate of incorporation or bylaws (or equivalent organizational documents) and under any indemnification or other similar agreements between BEA or any of its subsidiaries and their current and former directors, officers and other employees (whom we refer to as indemnified parties) in effect on the date of the merger agreement arising out of or relating to actions or omissions in their capacity as officers, directors or employees occurring at or prior to the consummation of the merger, including in connection with the adoption and approval of the merger agreement, the merger and the transactions contemplated thereby.

For a period of six years after the consummation of the merger, the certificate of incorporation and bylaws of the surviving corporation must contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of indemnified parties for periods prior to the consummation of the merger than are currently set forth in BEA’s certificate of incorporation and bylaws. Indemnification agreements with indemnified parties in existence on the date of the merger agreement that survive the merger will continue in full force and effect.

If the surviving corporation or any or its successors or assigns consolidates with or merges into any other person and is not the continuing or surviving corporation of such consolidation or merger, or transfers or conveys all or substantially all of its properties and assets to any person, then the merger agreement requires that proper provision be made so that the continuing or surviving corporation or transferee of assets, will assume all of the applicable obligations described above.

The indemnified parties (and their successors and heirs) are intended third party beneficiaries of these indemnification and insurance provisions in the merger agreement, and these provisions may not be amended in a manner that is adverse to the indemnified parties (including their successors and heirs) or terminated without their consent.

Public Announcements. Oracle and BEA have agreed that each will consult with the other before issuing any press release or making any other public statement with respect to the merger agreement or the transactions contemplated thereby. Neither will issue any such press release or make any such other public statement without the consent of the other party, which will not be unreasonably withheld, except as such release or announcement may be required by applicable law or any listing agreement with or rule of any national securities exchange or association upon which the securities of BEA or Oracle, as applicable, are listed, in which case the party required to make the release or announcement will consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance, and the party will consider such comments in good faith.

Reasonable Best Efforts

Each of BEA, Oracle and Bronco Acquisition Corp. will use its reasonable best efforts to take all actions, to do, to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the merger agreement, including (i) obtaining from governmental authorities all necessary actions or nonactions, waivers, consents and approvals and making all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any governmental authorities, (ii) obtaining of all necessary consents or waivers from third parties, and (iii) the executing and delivering any additional instruments necessary to consummate the merger and to fully carry out the purposes of the merger agreement. Oracle has agreed to take all action necessary to cause Bronco Acquisition Corp. to perform its obligations under merger agreement and to consummate the merger.

Subject to applicable law relating to the exchange of information, BEA and Oracle and their respective counsel will (i) have the right to review in advance, and to the extent practicable each will consult the other on, any filing made with, or written materials to be submitted to, any governmental authority in connection with the transactions contemplated by the merger agreement, (ii) promptly inform each other of any communication (or other correspondence or memoranda) received from, or given to, the U.S. Department of Justice, the U.S. Federal Trade Commission, or any other governmental antitrust authority and (iii) furnish each other with copies of all correspondence, filings and written communications between them or their affiliates, on the one hand, and any governmental authority or its respective staff, on the other hand, with respect to the transactions contemplated by the merger agreement. BEA and Oracle will, to the extent practicable, provide the other party and its counsel with advance notice of and the opportunity to participate in any discussion, telephone call or meeting with any governmental authority in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by the merger agreement and to participate in the preparation for such discussion, telephone call or meeting. Neither Oracle nor BEA will commit to or agree with any governmental authority to stay, toll or extend any applicable waiting period under the HSR Act or applicable foreign competition laws, without the prior written consent of the other.

Without limiting the other provisions of the merger agreement, the parties have further agreed to (i) provide or cause to be provided, as promptly as practicable to governmental authorities with regulatory jurisdiction over enforcement of any applicable antitrust laws, all information and documents either requested by such governmental antitrust authorities or necessary, proper or advisable to permit completion of the transactions contemplated by merger agreement, and thereafter to respond as promptly as practicable to any request for additional information or documentary material that may be made under the HSR Act and any additional consents and filings under any antitrust laws; (ii) use their reasonable best efforts to take such actions as are necessary or advisable to obtain prompt approval of completion of the transactions contemplated by the merger agreement by any governmental authority; (iii) use their reasonable best efforts to contest on the merits, through litigation in United States District Court and through administrative procedures in relation to other government authorities, any objections or opposition raised by any governmental authority; (iv) use their reasonable best efforts to defend on appeal any favorable decision on the merits in United States District Court or through administrative procedures, including but not limited to seeking to have overturned or set aside any decisions or orders prohibiting the completion of the transactions contemplated by the merger agreement after the parties have prevailed on the merits in United States District Court or through administrative procedures, as the case may be; and (v) use their reasonable best efforts to have overturned or reversed on appeal any decisions or orders issued by a United States District Court or the European Commission prohibiting the completion of the transactions contemplated by the merger agreement unless Oracle has received a written opinion from outside counsel that such an appeal is unlikely to succeed.

Each of BEA, Oracle and Bronco Acquisition Corp. will give any notices to third parties, and use, and cause their respective subsidiaries to use, their commercially reasonable efforts to obtain any third-party consents. Oracle will have the opportunity to participate in the defense of any legal proceeding against BEA and/or its directors relating to the transactions contemplated by the merger agreement and BEA will obtain the prior written consent of Oracle prior to settling or satisfying any such legal proceeding.

The merger agreement provides that neither Oracle nor BEA is required to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or permit the sale, holding separate or other disposition of, any assets or business of Oracle, BEA or any of their respective subsidiaries or the conduct of their business in a specified manner. Each of Oracle and Bronco Acquisition Corp. has agreed that, until the consummation of the merger, each will not take any action or propose, announce an intention or agree to take any action that would reasonably be expected to materially delay or prevent the completion of the transactions contemplated by the merger agreement.

Conditions to the Merger

The obligations of Oracle and Bronco Acquisition Corp., on the one hand, and BEA, on the other hand, to consummate the merger are subject to the satisfaction of the following conditions:

•	approval and adoption of the merger agreement and the merger by an affirmative majority of the outstanding shares of BEA common stock;

•

no governmental entity with jurisdiction over any party will have issued any binding order, injunction, decree, ruling or other action (other than those issued pursuant to applicable federal, state or local antitrust, competition, premerger notification or trade regulation laws) that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the merger;

•	no law or regulation will have been adopted that makes the consummation of the merger illegal or otherwise prohibited; and

•

the waiting period applicable to the merger under the antitrust laws of the United States and the European Union will have expired or been terminated; any required affirmative approval of a governmental entity required under any applicable federal, state or local antitrust, competition, premerger notification or trade regulation laws in the United States or the European Union will have been obtained; and neither a United States District Court nor the European Commission will have issued an order or injunction pursuant to antitrust law which would in effect prohibit the consummation of the merger (which we refer to as the antitrust condition).

The obligations of Oracle and Bronco Acquisition Corp. to consummate the merger are subject to the satisfaction of the additional following conditions:

•

the representations and warranties of BEA relating to corporate existence, power, authority, certain capitalization matters and the opinion of BEA’s financial advisor set forth in the merger agreement, to the extent not qualified by materiality thresholds, will be true in all material respects, and to the extent so qualified, will be true in all respects, on the date made and as of the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date);

•

the other representations and warranties of BEA made in the merger agreement, disregarding materiality thresholds, will be true when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct as of such specified date), provided that such representations will be deemed to be true unless the individual or aggregate impact of the failure to be so true would have or would reasonably be expected to have a material adverse effect on BEA;

•	Oracle will have received a certificate signed on BEA’s behalf by a senior executive officer of BEA as to the satisfaction of the conditions described in the preceding two bullets;

•	BEA will have performed, in all material respects, its obligations under the merger agreement on or prior to the consummation of the merger;

•

an independent committee will not have been appointed pursuant to the Change in Control Severance Plan, and no trust will have been established and/or funded in connection with the Change in Control Severance Plan or certain other BEA employee benefits plans; and

•

there will not have been any fact, event, change, development or set of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on BEA.

The obligation of BEA to consummate the merger is subject to the satisfaction of the additional following conditions:

•

the representations and warranties of Oracle and Bronco Acquisition Corp. made in the merger agreement, will be true and correct in all material respects when made and as of immediately prior to the effective time of the merger (other than those representations and warranties that were made only as of a specified date, which need only be true and correct in all material respects as of such specified date);

•

Oracle and Bronco Acquisition Corp. will have performed or in all material respects their respective obligations on or before the date on which the transactions contemplated by the merger agreement are to be completed; and

•	BEA will have received a certificate signed on Oracle’s behalf by a senior executive officer of Oracle as to the satisfaction of the conditions described in the preceding two bullets.

The above conditions may be amended or waived prior to the effective time of the merger if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the merger agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. However, subsequent to the adoption of the merger agreement by BEA’s stockholders, no such amendment or waiver will be made that requires the approval of BEA’s stockholders under Delaware law unless the required further approval is obtained.

Termination of the Merger Agreement

BEA and Oracle may terminate the merger agreement by mutual written consent at any time before the consummation of the merger. In addition, either Oracle or BEA may terminate the merger agreement at any time before the consummation of the merger if:

•

the merger is not consummated before October 16, 2008 (which we refer to as the end date); provided, that if all of the conditions to the consummation of the merger shall have been satisfied, other than the expiration or termination of the applicable waiting period under the HSR Act and the receipt of regulatory approvals under the applicable merger control laws of the European Commission, the end date may be extended by a three month period by either BEA or Oracle by written notice to the other party (the end date may be so extended not more than twice at the election of either BEA or Oracle and thereafter it may be extended for one additional three month period at the sole discretion of Oracle); provided further, that the end date may not be extended past July 16, 2009; provided, further, that a party whose willful or intentional breach of any provision of the merger agreement resulted in the failure of the merger to be consummated before the end date will not be entitled to exercise its right to terminate the merger agreement because of this reason; provided further, that if all material conditions to the consummation of the merger have been satisfied except that a pending decision, opinion or order from a governmental entity is required to consummate the merger has not yet been issued, then the end date shall be tolled until such pending decision, opinion or order has been issued, whether or not that would result in the end date occurring after July 16, 2009;

•

any governmental entity of competent jurisdiction issues an order, decree, injunction or ruling or takes any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the merger and such order, decree, ruling or other action becomes final and non-appealable;

•	any law or regulation is adopted that makes consummation of the merger illegal or otherwise prohibited; or

•

the merger agreement has been submitted to BEA’s stockholders for adoption and the required vote has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting (or any adjournment or postponement thereof).

Oracle may also terminate the merger agreement if:

•	an adverse recommendation change has occurred;

•

BEA has entered into, or publicly announced its intention to enter into, a letter of intent, memorandum of understanding or other contract (other than an acceptable confidentiality agreement) relating to any acquisition proposal;

•	BEA or any of its representatives has willfully and materially breached any of its obligations under the non-solicitation provisions in the merger agreement; or

•

BEA materially breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, or if any representation or warranty of BEA becomes inaccurate, in either case such that the conditions to the merger relating to the accuracy of BEA’s representations, warranties and covenants would not be satisfied as of the time of such breach or as of the time such representation and warranty became inaccurate and in either case such that breaches or inaccuracies are not curable by BEA within 30 days and prior to the end date or BEA ceases to exercise commercially reasonable efforts to cure such breach or inaccuracy.

BEA may also terminate the merger agreement if:

•

prior to the receipt of approval of the adoption of the merger agreement by BEA’s stockholders, the BEA board of directors authorizes BEA, in compliance with the other terms of the merger agreement, to enter into a binding definitive agreement in respect of a superior proposal if (1) BEA pays the termination fee (described below in “—Termination Fees and Expenses) at or prior to termination of the merger agreement and (2) BEA substantially concurrently enters into a binding definitive agreement with respect to such superior proposal; or

•

Oracle or Bronco Acquisition Corp. materially breaches or fails to perform any of its representations, warranties or covenants contained in the merger agreement, or if any representation or warranty of Oracle or Bronco Acquisition Corp. becomes inaccurate, in either case such that the conditions to the merger relating to the accuracy of Oracle’s or Bronco Acquisition Corp.’s representations, warranties and covenants would not be satisfied as of the time of such breach or as of the time such representation and warranty became inaccurate and in either case such that breaches or inaccuracies are not curable by Oracle or Bronco Acquisition Corp. within 30 days and prior to the end date or Oracle or Bronco Acquisition Corp. cease to exercise commercially reasonable efforts to cure such breach or inaccuracy.

The party that desires to terminate the merger agreement must give notice of termination to each other party to the merger agreement, except in the case of termination by mutual written consent.

Termination Fees and Expenses

If the merger agreement is terminated, it will become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to each other party hereto. No such termination shall relieve any party of any liability for damages resulting from any willful or intentional breach of the merger agreement. However, if Oracle or Bronco Acquisition Corp. has any liability for damages resulting from any willful or intentional breach of the merger agreement, the liability of Oracle and Bronco Acquisition Corp. for such damages shall be reduced by any reverse termination fee paid by Oracle pursuant to the merger agreement.

Notwithstanding the foregoing, if Oracle terminates the merger agreement because:

•	of an adverse recommendation change;

•

BEA enters into, or publicly announces its intention to enter into, a letter of intent, memorandum of understanding or other contract (other than a permitted confidentiality agreement) relating to any acquisition proposal; or

•	BEA or any of its representatives has willfully and materially breached any of its obligations under the non-solicitation provisions in the merger agreement,

then BEA will pay to Oracle, within two business days after any such termination, $250 million (which we refer to as the termination fee).

If BEA terminates the merger agreement because, prior to the receipt of approval of the adoption and approval of merger agreement by BEA stockholders, the BEA board of directors authorizes BEA, in compliance with the other terms of the merger agreement, to enter into a binding definitive agreement in respect of a superior proposal and BEA substantially concurrently enters into a binding definitive agreement in respect to such superior proposal, then BEA will pay to Oracle, at or prior to such termination, the termination fee.

If either BEA or Oracle terminates the merger agreement because:

•	the merger is not consummated before the end date; provided, that if all of the conditions to the consummation of the merger shall have been satisfied, other than the expiration or termination of the applicable waiting period under the HSR Act and the receipt regulatory approvals under the applicable merger control laws of the European Commission, the end date may be extended by a three month period by either BEA or Oracle by written notice to the other party (end date may be so extended not more than twice at the election of either BEA or Oracle and thereafter it may be extended for one additional three month period at the sole discretion of Oracle); provided further, that the end date may not be extended past July 16, 2009; provided, further, that a party whose willful or intentional breach of any provision of the merger agreement resulted in the failure of the merger to be consummated before the end date will not be entitled to exercise its right to terminate the merger agreement because of this reason; provided further, that if all material conditions to the consummation of the merger have been satisfied except that a pending decision, opinion or order from a governmental entity is required to consummate the merger has not yet been issued, then the end date shall be tolled until such pending decision, opinion or order has been issued, whether or not that would result in the end date occurring after July 16, 2009; or

•

the required approval of the stockholders of BEA has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting (or any adjournment or postponement thereof), and in each case;

•

prior to such termination (in the case of termination pursuant to the first bullet above) or the special meeting (in the case of termination pursuant the second bullet above), an acquisition proposal has been publicly announced and not publicly withdrawn, and

•	within 12 months following the date of such termination BEA either enters into a definitive agreement with respect to, or consummates, an acquisition proposal,

then BEA will pay to Oracle, within two business days after entering into such definitive agreement, or consummating such transaction, the termination fee (it being understood that all references in the definition of acquisition proposal to 15% will be deemed to be references to 50% instead for purposes of payment of the termination fee in these instances).

If either Oracle or BEA terminates the merger agreement because the required approval of the stockholders of BEA has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the special meeting (or any adjournment or postponement thereof), BEA will pay as directed by Oracle in writing all of Oracle’s documented reasonable out-of-pocket fees and expenses (including reasonable legal and other third party advisors fees and expenses) actually incurred by Oracle and its affiliates on or prior to the termination of the merger agreement in connection with the transactions contemplated by the merger agreement. In no event will BEA be required to reimburse Oracle for expenses exceeding $25 million; provided that the amount of any payment of such expenses will be credited against any obligation of BEA to pay the termination fee. BEA will make such payment as promptly as possible (but in any event within three business days) following receipt of an invoice for such expenses.

If BEA has not breached its obligations under the non-solicitation provisions of the merger agreement (other than any such breach that is unintentional and immaterial in effect) and either:

•

Oracle or BEA terminates the merger agreement at the end date, as such may be extended, and at the time of such termination, either (i) the antitrust condition has not been satisfied or waived, or (ii) there is an order, decision, law, rule or regulation of a governmental authority relating to antitrust matters restraining, enjoining or prohibiting the consummation of the merger, or

•

Oracle or BEA terminates the merger agreement because a governmental authority of competent jurisdiction has issued an order, decree, injunction or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the merger and such order, decree, ruling or other action is attributable to an antitrust law and has become final and nonappealable, or if any law or regulation that makes consummation of the merger illegal or otherwise prohibited has been adopted and at the time of such termination under either provision, all other conditions to the obligations of Oracle and Bronco Acquisition Corp. to complete the merger have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the closing), then Oracle shall pay to BEA a termination fee equal to $500 million (which we refer to as the Oracle termination fee) within five business days following such termination. The Oracle termination fee is not payable if BEA has materially or intentionally breached its obligations relating to obtaining antitrust approvals in the merger agreement. The Oracle termination fee is required to be paid by wire transfer of immediately available funds to an account designated in writing by BEA no later than two business days after termination.

Each party acknowledged that the agreements contained in the provisions regarding the Termination Fee and the Oracle Termination Fee are an integral part of the transactions contemplated by the merger agreement and that, without those provisions, the other parties would not have entered into the merger agreement. If BEA fails to pay the termination fee to Oracle when due, BEA will pay the costs and expenses (including legal fees and expenses) in connection with any action taken to collect payment (including the prosecution of any lawsuit or other legal action). Likewise, if Oracle fails to pay the Oracle termination fee due to BEA when due, Oracle will pay the costs and expenses (including legal fees and expenses) in connection with any action taken to collect payment (including the prosecution of any lawsuit or other legal action). In each case, the respective termination fees will be paid with interest on the unpaid amount at the publicly announced prime rate of Citibank, N.A. in New York City from the date such amount was first payable to the date it is paid.

Except as expressly set forth in the merger agreement and described above, all fees, costs and expenses incurred in connection with the merger agreement and the merger will be paid by the party incurring such fees, costs and expenses, provided that BEA and Oracle will share equally all filing fees payable pursuant to the HSR Act or any foreign competition law.

APPRAISAL RIGHTS

Under Delaware law, you have the right to dissent from the merger and to receive payment in cash for the fair value of your shares of BEA common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the court, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement. These rights are known as appraisal rights. Stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of Delaware law in order to perfect their rights. We will require strict compliance with the statutory procedures.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the merger and perfect appraisal rights.

This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of Delaware law, the full text of which appears in Annex E to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of Delaware law may result in a termination or waiver of your appraisal rights. All references in this summary to a “stockholder” are to the record holder of shares of BEA common stock unless otherwise indicated.

Section 262 requires that stockholders for whom appraisal rights are available be notified not less than 20 days before the stockholders’ meeting to vote on the merger that appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to BEA’s stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex E to this proxy statement since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•

You must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption and approval of the merger agreement and the merger. Voting against or failing to vote for the adoption and approval of the merger agreement and the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

•

You must not vote in favor of, or consent in writing to, the adoption and approval of the merger agreement and the merger. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the merger agreement and the merger. Therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement and the merger or abstain from voting on the merger agreement and the merger.

•

You must continue to hold your shares of BEA common stock through the effective date of the merger. Therefore, a stockholder who is the record holder of shares of BEA common stock on the date the written demand for appraisal is made but who thereafter transfers the shares prior to the effective date of the merger will lose any right to appraisal with respect to such shares.

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the merger consideration, but you will have no appraisal rights with respect to your shares of BEA common stock.

All demands for appraisal should be addressed to BEA Systems, Inc, 2315 North First Street, San Jose, California 95131, Attn: Secretary, Telephone (408) 570-8000, and must be delivered before the vote on the merger agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

To be effective, a demand for appraisal by a holder of common stock must be made by, or in the name of, such registered stockholder, fully and correctly, as the stockholder’s name appears on his or her stock certificate(s). Beneficial owners who do not also hold the shares of record may not directly make appraisal demands to us. The beneficial holder must, in such cases, have the registered owner, such as a broker, bank or other nominee, submit the required demand in respect of those shares. If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Within 10 days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective to each stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger agreement and the merger. At any time within 60 days after the effective time, any stockholder who has demanded an appraisal, and who has not commenced an appraisal proceeding or joined that proceeding as a named party, has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of common stock; after this period, the stockholder may withdraw such demand for appraisal only with the consent of the surviving corporation. Within 120 days after the effective date of the merger, any stockholder who has complied with Section 262 will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the merger agreement and the merger and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares. A person who is the beneficial owner of shares of common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence. Such written statement will be mailed to the requesting stockholder within 10 days after such written request is received by the surviving corporation or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 and who is otherwise entitled to appraisal rights may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A person who is the beneficial owner of shares of BEA common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence. Upon the filing of the petition by a stockholder, service of a copy of such petition shall be made upon BEA, as the surviving corporation. The surviving corporation has no obligation to file such a petition in the event there are dissenting stockholders. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify the stockholder’s previously written demand for appraisal. There is no present intent on the part of BEA to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that BEA will file such a petition or that BEA will initiate any negotiations with respect to the fair value of such shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.

If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation. After notice to dissenting stockholders who demanded appraisal of their shares, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the stockholders who have demanded appraisal for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

After determination of the stockholders entitled to appraisal of their shares of common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

In determining fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.”

Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

You should be aware that the fair value of your shares as determined under Section 262 could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement.

Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Court deems equitable in the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger, then the right of that stockholder to appraisal will cease and that stockholder will be entitled to receive the cash payment for shares of his, her or its shares of Class A common stock pursuant to the merger agreement. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the prior approval of the Court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will maintain the right to withdraw its demand for appraisal and to accept the cash that such holder would have received pursuant to the merger agreement within 60 days after the effective date of the merger.

In view of the complexity of Section 262, stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

MARKET PRICE OF COMMON STOCK

BEA common stock is traded on the NASDAQ Global Select Market under the symbol “BEAS”. The following table sets forth the high and low sales prices of BEA common stock for the periods indicated as reported by the NASDAQ Global Select Market. We currently anticipate that all of our future earnings will be retained for the development of our business and do not anticipate paying cash dividends on BEA common stock for the foreseeable future. In addition, our current credit facility does not allow for the payment of cash dividends on BEA common stock. We have never paid cash dividends.

	Common Stock Price
Fiscal Period	High	Low
Fiscal 2007
First Quarter	$14.29	$10.20
Second Quarter	$13.77	$11.05
Third Quarter	$16.77	$10.81
Fourth Quarter	$16.28	$12.00
Fiscal 2008
First Quarter	$13.34	$10.80
Second Quarter	$14.32	$10.50
Third Quarter	$18.94	$11.02
Fourth Quarter	$18.74	$14.39
Fiscal 2009
First Quarter (through February 6, 2008)	$18.72	$18.58

The closing sale price of BEA common stock on the NASDAQ Global Select Market on January 15, 2008, the last trading day prior to the announcement of the merger, was $15.58.

On February 6, 2008, the closing price for BEA common stock on the NASDAQ Global Select Market was $18.61 per share. You are encouraged to obtain current market quotations for BEA common stock in connection with voting your shares.

SUBMISSION OF STOCKHOLDER PROPOSALS

If the merger is consummated we will not have public stockholders, and there will be no public participation in any future meetings of stockholders. However, if the merger is not consummated, we expect to hold the 2008 annual meeting of stockholders which, if held, will be in 2009.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proposals for inclusion in our proxy statement and for consideration at our 2008 annual meeting of stockholders by submitting their proposals to us in a timely manner, but in no event later than October 9, 2008. Any stockholder who wishes to submit a proposal for inclusion in the proxy material for the 2008 annual meeting of stockholders must mail such proposal to our Secretary at our principal executive offices at 2315 North First Street, San Jose, California 95131.

In addition, our bylaws provide that only such business as is properly brought before the 2008 annual meeting of stockholders will be conducted. For business to be properly brought before the 2008 annual meeting of stockholders or for nominations of persons for election to the BEA board of directors to be properly made at the 2008 annual meeting of stockholders, notice must be received by our Secretary at our principal executive offices between November 18, 2008 and December 18, 2008.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of BEA common stock beneficially owned by those who, as of January 31, 2008, were known by us to beneficially own more than 5% of BEA common stock. Unless otherwise noted, these persons have sole voting and investment power over the shares listed. Percentage computations are based on 413,034,939 shares of BEA common stock outstanding as of January 31, 2008.

	Shares Beneficially Owned (1)
Name of Beneficial Owner	Number of Shares	%
5% Stockholders:
Carl Icahn and affiliated entities(2)	51,820,017	12.5
767 Fifth Avenue, 47th Floor New York, New York 10153
Private Capital Management Inc.(3)	41,684,727	10.1
8889 Pelican Bay Blvd., Suite 500 Naples, Florida 34108
AMVESCAP PLC(4)	21,919,147	5.3
30 Finsbury Square London, England EC2A 1AG

(1)	The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of January 31, 2008, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(2)	As indicated in various filings made with the SEC pursuant to Section 13(d) of the Exchange Act, initially on September 14, 2007, with subsequent amendments on September 20, 2007, October 3, 2007, October 4, 2007, October 11, 2007, October 12, 2007, October 26, 2007, November 5, 2007 and January 16, 2008. Such filings report that Carl C. Icahn, together or with his affiliates High River Limited Partnership, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, beneficially own the aggregate number of shares reported as of October 10, 2007. On January 16, 2008, Mr. Icahn and his affiliated entities entered into a voting agreement with Oracle in which they have undertaken to vote the shares beneficially owned by them in favor of the merger, unless the merger agreement has been terminated. Concurrently with the execution of the voting agreement, Mr. Icahn and his affiliated entities also granted to Oracle a proxy to vote the shares beneficially owned by them on any of the foregoing matters at the BEA special meeting. A copy of the voting agreement has been attached hereto as Annex D hereto. The foregoing description of the voting agreement is qualified in its entirety by reference to the full text of the voting agreement.
(3)	As indicated in a filing made with the SEC pursuant to Section 13(g) of the Exchange Act on June 11, 2007.
(4)	As indicated in a filing made with the SEC pursuant to Section 13(g) of the Exchange Act on February 14, 2007.

The following table shows the amount of BEA common stock beneficially owned, as of January 31, 2008, by our directors and named executive officers individually and by our directors and all of our executive officers as a group, calculated in accordance with Rule 13d-3 of the Exchange Act under which a person generally is deemed to beneficially own a security if he has or shares voting or investment power over the security, or if he has the right to acquire beneficial ownership within 60 days. Unless otherwise noted, these persons may be contacted at our executive offices. Percentage computations are based on 413,034,939 shares of BEA common stock outstanding as of January 31, 2008.

	Shares Beneficially Owned (2)
Name of Beneficial Owner (1)	Number of Shares	%
Non-Employee Directors:
Robin A. Abrams (3)	86,190	*
L. Dale Crandall (4)	311,180	*
Stewart K. P. Gross (5)	525,875	*
William H. Janeway (6)	896,140	*
Dean O. Morton (7)	1,217,862	*
Bruce A. Pasternack (8)	97,677	*
Kiran M. Patel (9)	79,313	*
George Reyes (10)	312,940	*
Richard T. Schlosberg, III (11)	201,568	*

Named Executive Officers:
Alfred S. Chuang (12)	9,520,099	2.3
Mark P. Dentinger (13)	822,994	*
Thomas M. Ashburn (14)	262,154	*
Mark T. Carges (15)	752,299	*
Wai M. Wong (16)	578,661	*
All current directors and executive officers as a group (17 persons) (17)	18,274,785	4.4

*	Represents less than 1%.
(1)	Unless otherwise indicated in the table, the address for each listed person is c/o BEA Systems, Inc., 2315 North First Street, San Jose, California 95131.
(2)	The number and percentage of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of January 31, 2008, through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.
(3)	Includes 83,333 shares subject to options that are exercisable within 60 days of January 31, 2008.
(4)	Includes 300,000 shares subject to options that are exercisable within 60 days of January 31, 2008.
(5)	Includes 300,000 shares subject to options that are exercisable within 60 days of January 31, 2008.
(6)	Includes 251,496 shares beneficially owned by Warburg Pincus Ventures, L.P. (“WPV”) and 251,496 shares beneficially owned by Warburg Pincus & Co., a New York general partnership (“WP”), which are included because of Mr. Janeway’s affiliation with WPV and WP. Mr. Janeway disclaims beneficial ownership of these shares within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934. Also includes 340,000 shares subject to options exercisable within 60 days of January 31, 2008 and 100 shares held in trust for the benefit of Mr. Janeway’s son.
(7)	Includes 645,000 shares subject to options that are exercisable within 60 days of January 31, 2008.
(8)	Includes 93,750 shares subject to options that are exercisable within 60 days of January 31, 2008.
(9)	Includes 77,083 shares subject to options that are exercisable within 60 days of January 31, 2008.
(10)	Includes 300,000 shares subject to options that are exercisable within 60 days of January 31, 2008.
(11)	Includes 192,916 shares subject to options that are exercisable within 60 days of January 31, 2008.
(12)

Includes 280,000 shares held by relatives of Mr. Chuang and 238,588 shares held by the Courtney Z. Chuang Trust, of which Mr. Chuang is the trustee. Also includes 6,592,730 shares subject to options that are exercisable within 60 days of January 31, 2008. On January 16, 2008, Mr. Chuang entered into a voting agreement with Oracle whereby Mr. Chuang has undertaken to vote the shares beneficially owned by him in favor of the merger, unless the merger agreement has been terminated. Concurrently with the execution of the voting agreement, Mr. Chuang also granted to Oracle a proxy to vote the shares beneficially owned by him on any of the foregoing matters at the BEA special meeting. A copy of the voting agreement has been attached hereto as Annex C hereto. The foregoing description of the voting agreement is qualified in its entirety by reference to the full text of the voting agreement.

(13)	Includes 775,775 shares subject to options that are exercisable within 60 days of January 31, 2008.
(14)	Includes 254,122 shares subject to options that are exercisable within 60 days of January 31, 2008.
(15)	Includes 636,873 shares subject to options that are exercisable within 60 days of January 31, 2008.
(16)	Includes 562,400 shares subject to options that are exercisable within 60 days of January 31, 2008.
(17)	Includes 13,658,427 shares subject to options that are exercisable within 60 days of January 31, 2008.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to the Investor Center page of our corporate website at www.bea.com. Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting:

•	Annual Report on Form 10-K for the fiscal year ended January 31, 2007 (filed on November 15, 2007).

•

Quarterly Reports filed on Form 10-Q for the fiscal quarter ended April 30, 2007 (filed on November 15, 2007); for the fiscal quarter ended July 31, 2007 (filed on November 15, 2007); and for the fiscal quarter ended October 31, 2007 (filed on November 15, 2007).

•

Current Reports filed on Form 8-K dated February 8, 2007 (filed on February 14, 2007); dated February 13, 2007 (filed on February 15, 2007); dated February 22, 2007 (filed on February 28, 2007); dated February 22, 2007 (filed on February 28, 2007); dated February 26, 2007 (filed on March 2, 2007); dated February 28, 2007 (filed on March 6, 2007); dated March 12, 2007 (filed on March 13, 2007); dated March 9, 2007 (filed on March 14, 2007); dated March 13, 2007 (filed on March 19, 2007); dated March 14, 2007 (filed on March 20, 2007); dated March 28, 2007 (filed on March 29, 2007); dated April 4, 2007 (filed on April 6, 2007); dated April 24, 2007 (filed on April 30, 2007); dated May 15, 2007 (as to Item 8.01 only) (filed on May 16, 2007); dated May 22, 2007 (filed on May 29, 2007); dated June 13, 2007 (filed on June 15, 2007); dated June 29, 2007 (filed on July 6, 2007); dated July 9, 2007 (filed on July 13, 2007); dated July 9, 2007 (filed on August 1, 2007); dated August 6, 2007 (filed on August 7, 2007); dated August 17, 2007 (filed on August 20, 2007); dated September 3, 2007 (filed on September 7, 2007); dated September 12, 2007 (filed on September 14, 2007); dated September 14, 2007 (filed on September 20, 2007); dated September 19, 2007 (filed on September 25, 2007); dated October 9, 2007 (filed on October 10, 2007); dated October 10, 2007 (filed on October 10, 2007); dated October 29, 2007 (filed on November 2, 2007); dated November 9, 2007 (filed on November 14, 2007); dated November 7, 2007 (filed on November 14, 2007); dated November 7, 2007 (filed on November 14, 2007); dated November 7, 2007 (filed on November 14, 2007); dated November 21, 2007 (filed on November 21, 2007); dated November 26, 2007 (filed on November 19, 2007); dated December 12, 2007 (filed on December 18, 2007); dated December 20, 2007 (filed on December 21, 2007); dated December 31, 2007 (filed on January 7, 2008); dated January 16, 2008 (filed on January 17, 2008).

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written or telephonic request directed to BEA Systems, Inc., 2315 North First Street, San Jose, California 95131, Attn: Investor Relations Department, Telephone (408) 570-8000, on the

Investor Center page of our corporate website at www.bea.com or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [    ], 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

dated as of

January 16, 2008

among

BEA SYSTEMS, INC.,

ORACLE CORPORATION,

and

BRONCO ACQUISITION CORPORATION

A-i

A-ii

Section 9.11.	Severability	A-53
Section 9.12.	Specific Performance	A-53
Section 9.13.	Disclosure Schedules	A-53
Section 9.14.	Rules of Construction	A-53

Exhibit A – Form of Voting Agreements

Exhibit B – Form of Acceptable Confidentiality Agreement

Exhibit C – Form of Amended and Restated Certificate of Incorporation of Surviving Corporation

A-iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of January 16, 2008, among BEA Systems, Inc., a Delaware corporation (the “Company”), Oracle Corporation, a Delaware corporation (“Parent”), and Bronco Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”).

The parties hereto agree as follows:

WHEREAS, the Boards of Directors of each of the Company, Parent and Merger Subsidiary have approved this Agreement and deem it advisable and in the best interests of their respective stockholders to consummate the merger of Merger Subsidiary with and into the Company (the “Merger”) and the other transactions contemplated hereby, on the terms and conditions set forth herein; and

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s and Merger Subsidiary’s willingness to enter into this Agreement, certain stockholders of the Company are entering into Voting Agreements in the form attached as Exhibit A hereto (the “Voting Agreements”) pursuant to which those stockholders, among other things, will agree to vote all voting securities in the Company beneficially owned by them in favor of the approval and adoption of this Agreement and the Merger.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Definitions.

(a) As used herein, the following terms have the following meanings:

“Acceptable Confidentiality Agreement” means a confidentiality agreement that contains confidentiality and other provisions that are not materially less favorable than those contained in the form attached hereto as Exhibit B.

“Acquisition Proposal” means any offer, proposal, inquiry or indication of interest from any Third Party relating to any transaction or series of related transactions involving (i) any acquisition or purchase by any Person, directly or indirectly, of 15% or more of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, or any tender offer (including a self-tender) or exchange offer that, if consummated, would result in any Person beneficially owning 15% or more of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (ii) any merger, amalgamation, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, (iii) any sale, lease, exchange, transfer, license (other than licenses in the ordinary course of business), acquisition or disposition of 15% or more of the assets of the Company or any of its Subsidiaries (measured by the lesser of book or fair market value thereof) or (iv) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. As used in this definition, the term “control”

(including the terms “controlling,” “controlled by” and “under common control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Antitrust Laws” means applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.

“Antitrust Prohibition” means any Order or decision entered by any Governmental Authority or any law, rule, regulation or other action established by any Governmental Authority, in each case, preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger.

“Applicable Law” means, with respect to any Person, any international, national, federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Change in Control Severance Plan” means the Company Change in Control Severance Plan, adopted by the Company Board on November 7, 2007.

“Closing Date” means the date of Closing.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of January 31, 2007.

“Company Balance Sheet Date” means January 31, 2007.

“Company Board” means the Board of Directors of the Company. For purposes of this Agreement, unless otherwise specifically provided for herein, any determination or action by the Company Board shall be a determination or action approved by the greater of (i) a majority of the entire number of directors or (ii) the number of directors required to approve such action at a meeting duly called and held at which all members of the Company Board were present and voting.

“Company IP” means any and all Intellectual Property that is used or is held for use in the business of the Company or any of its Subsidiaries as currently conducted.

“Company Material Adverse Effect” means (i) a material adverse effect on the business, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (ii) preventing the Company’s ability to consummate the Merger, excluding in the case of clause (i) above, alone or in combination, any adverse effect resulting from or arising out of (A) the announcement, pendency or consummation of the Merger (including any loss of or adverse change in the relationship of the Company and its Subsidiaries with their respective employees, customers, partners or suppliers related thereto), (B) general economic or political conditions (including acts of terrorism or war) that do not disproportionately affect the Company and its Subsidiaries, taken as a whole, as compared to other companies participating in the same industry as the Company, (C) general conditions in the industry in which the Company and its Subsidiaries operate that do not disproportionately affect the Company and its Subsidiaries, taken as a whole, as compared to other companies participating in the same industry as the Company, (D) any changes (after the date hereof) in GAAP or Applicable Law, (E) any failure to take any action as a result of restrictions or other prohibitions set forth in Section 6.01(b), or the taking of any specific action at the written direction of Parent or expressly required by this Agreement, (F) any failure of the Company to meet internal or analysts’ estimates or projections (it being understood that any cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred), or (G) any Proceeding made or brought by any holder of shares of Company Common Stock (on the holder’s own behalf or on behalf of the Company) arising out of or related to this Agreement or any of the transactions contemplated hereby (including the Merger).

“Company Patents” has the meaning set forth in Section 4.20(a).

“Company Products” means each product (including any software product) or service developed, manufactured, sold, licensed, leased or delivered by the Company or any of its Subsidiaries that is listed in the Company’s most recent price book prior to the date of this Agreement.

“Company Registered IP” means all of the Registered IP owned by, under obligation of assignment to, or filed in the name of, the Company or any of its Subsidiaries.

“Company Restricted Stock Award” means each award with respect to a share of restricted Company Common Stock outstanding under any Company Stock Plan that is, at the time of determination, subject to forfeiture or repurchase by the Company.

“Company Rights” means the preferred stock purchase rights issued pursuant to the Company Rights Agreement.

“Company Rights Agreement” means the Preferred Stock Rights Agreement, dated as of September 14, 2001, between the Company and EquiServe Trust Company, N.A., as Rights Agent thereunder, as amended on January 15, 2003.

“Company RSU” means each award of restricted stock units outstanding under any Company Stock Plan or otherwise.

“Company Stock Option” means each compensatory option to purchase Company Common Stock outstanding under any Company Stock Plan or otherwise.

“Company Stock Plan” means any stock option, stock incentive or other equity compensation plan or agreement sponsored or maintained by the Company or any Subsidiary or Affiliate of the Company.

“Contract” means any legally binding written or oral contract, agreement, note, bond, indenture, mortgage, guarantee, option, lease (or sublease), license, sales or purchase order, warranty, commitment, or other instrument, obligation, arrangement or understanding of any kind.

“Controlled Group Liability” means any and all liabilities (i) under Title IV of ERISA, (ii) under section 302 of ERISA, (iii) under sections 412 and 4971 of the Code, (iv) as a result of a failure to comply with the continuation coverage requirements of section 601 et seq. of ERISA and section 4980B of the Code, and (v) under corresponding or similar provisions of foreign laws or regulations, other than such liabilities that arise solely out of, or relate solely to, the Company Employee Plans.

“Delaware Law” means the General Corporation Law of the State of Delaware.

“Designated Employees” shall mean those employees of the Company set forth on Section 7.02(c) of the Company Disclosure Schedule.

“Environmental Law” means any Applicable Law or any agreement with any Governmental Authority or other Person, relating to human health and safety, the environment or any Hazardous Substance.

“Environmental Permits” means, with respect to any Person, all Governmental Authorizations relating to or required by Environmental Law and affecting, or relating in any way to, the business of such Person or any of its Subsidiaries.

“Equity Interest” means any share, capital stock, partnership, member or similar interest in any entity, and any option, warrant, right or security convertible, exchangeable or exercisable therefor.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” of any entity means any other entity that, together with such entity, would be treated as a single employer within the meaning of Section 414(b), (c) or (m) of the Code or Section 4001(b)(1) of ERISA.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Executive Officer” shall have the meaning set forth in Rule 3b-7 of the Exchange Act.

“GAAP” means generally accepted accounting principles in the United States, as in effect on the date hereof.

“Governmental Authority” means (i) any government or any state, department, local authority or other political subdivision thereof, or (ii) any governmental body, agency, authority (including any Taxing Authority or transgovernmental or supranational entity or authority), minister or instrumentality (including any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Governmental Authorizations” means, with respect to any Person, all licenses, permits, certificates, waivers, consents, franchises (including similar authorizations or permits), exemptions, variances, expirations and terminations of any waiting period requirements and other authorizations and approvals issued to such Person by or obtained by such Person from any Governmental Authority.

“Harmful Code” means any program, routine, device or other feature, such as but not limited to any “back door,” “drop dead device,” “Trojan Horse,” “virus,” “worm,” “spyware,” or “adware” (as such terms are commonly understood in the software industry, but excluding license key mechanisms) or any other code designed or intended to have, or capable of performing or facilitating, any of the following functions: (i) disrupting, disabling, harming, or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) compromising the privacy or data security of a user or damaging or destroying any data or file without the user’s consent.

“Hazardous Substance” means any pollutant, contaminant, waste or chemical or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, or any substance, waste or material having any constituent elements displaying any of the foregoing characteristics, including any substance, waste or material regulated under any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“Indebtedness” means, collectively, any (i) indebtedness for borrowed money, (ii) indebtedness evidenced by any bond, debenture, note, mortgage, indenture or other debt instrument or debt security, (iii) amounts owing as deferred purchase price for the purchase of any property, or (iv) guarantees with respect to any indebtedness or obligation of a type described in clauses (i) through (iii) above of any other Person.

“Intellectual Property” means any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part thereof, and all patents, applications, documents and filings claiming priority to or serving as a basis for priority thereof; (ii) all inventions (whether or not patentable), invention disclosures, improvements, trade secrets, proprietary information, know how, computer software programs (in both source code and object code form), business methods, technical data and customer lists, tangible or intangible proprietary information, and all documentation relating to any of the foregoing; (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefor throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (vi) all databases and all rights therein throughout the world; (vii) all moral and economic rights of authors and inventors, however denominated, throughout the world; (viii) all Web addresses, sites and domain names and numbers; and (ix) any similar or equivalent rights to any of the foregoing anywhere in the world.

“International Plan” means any Company Employee Plan that is entered into, maintained, administered or contributed to by the Company or any of its Affiliates, and covers any employee or former employee of the Company or any of its Subsidiaries who is or was employed by the Company or any of its Subsidiaries outside the United States.

“Judgment” means, with respect to any Person, any order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority or arbitrator that is binding upon or applicable to such Person.

“Knowledge of the Company” means knowledge, after reasonable inquiry, of each of the individuals identified in Section 1.01 of the Company Disclosure Schedule.

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any property or asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such property or asset.

“Nasdaq” means the Nasdaq Global Select Market.

“Order” means, with respect to any Person, any order, injunction, judgment, decree or ruling enacted, adopted, promulgated or applied by a Governmental Authority or arbitrator that is binding upon or applicable to such Person or its property.

“Other Company Representations” shall mean the representations and warranties of the Company contained in Article 4, other than the Specified Company Representations.

“Parent Stock” means the common stock, par value $0.01 per share, of Parent.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Liens” means (i) Liens disclosed on the Company Balance Sheet, (ii) Liens for Taxes that are (A) not yet due and payable as of the Closing Date or (B) being contested in good faith (and for which adequate accruals or reserves have been established on the most recent financial statements of the Company included in the most recent Form 10-K filed by the Company with the SEC prior to the date of this Agreement), (iii) mechanics’, carriers’, workmen’s, repairmen’s or other like liens or other similar encumbrances arising or incurred in the ordinary course of business, and (iv) Liens that, in the aggregate, do not materially impair the value or the continued use and operation of the assets to which they relate.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Proceeding” means any suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel.

“Publicly Available Software” means: (i) any Software that contains, or is derived in any manner in whole or in part from, any Software that is distributed as free Software, open source Software (e.g., GNU General Public License, Apache Software License, MIT License), or pursuant to similar licensing or distribution models; and (ii) any Software that may require as a condition of use, hosting, modification and/or distribution of such Software, or of other Software used or developed with, incorporated into, derived from, or distributed with such Software, that such Software or other Software: (A) be disclosed or distributed in source code form; (B) be licensed for the purpose of making derivative works; (C) be redistributed, hosted or otherwise made available at no or minimal charge; or (D) be licensed, sold or otherwise made available on terms that (x) limit in any manner the ability to charge license fees or otherwise seek compensation in connection with marketing, licensing or distribution of such Software or other

Software or (y) grant the right to decompile, disassemble, reverse engineer or otherwise derive the source code or underlying structure of such Software or other Software.

“Registered IP” means all United States, international and foreign: (i) patents and patent applications (including provisional applications and design patents and applications) and all reissues, divisions, divisionals, renewals, extensions, counterparts, continuations and continuations-in-part thereof, and all patents, applications, documents and filings claiming priority thereto or serving as a basis for priority thereof; (ii) registered trademarks, service marks, applications to register trademarks, applications to register service marks, intent-to-use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; (iv) domain name registrations and Internet number assignments; and (v) any other Company IP that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Authority.

“Representatives” means, with respect to any Person, the directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting in such capacity.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Software” means any computer program, operating system, applications system, firmware or software code of any nature, whether operational, under development or inactive, including all object code, source code, data files, rules, data collections, diagrams, protocols, specifications, interfaces, definitions or methodology derived from the foregoing and any derivations, updates, enhancements and customization of any of the foregoing, processes, operating procedures, technical manuals, user manuals and other documentation thereof, whether in machine-readable form, programming language or any other language or symbols and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media of any nature.

“Specified Company Representations” shall mean the representations and warranties of the Company contained in Sections 4.01, 4.02, 4.05(a), 4.05(c) and 4.25.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

“Superior Proposal” means any bona fide, unsolicited, written Acquisition Proposal which did not result from or arise out of a breach of Section 6.03 of this Agreement (other than any such breach that is unintentional and immaterial in effect), made by a Third Party, which, if consummated, would result in such Third Party (or in the case of a direct merger between such Third Party or any Subsidiary of such Third Party and the Company, the stockholders of such Third Party) owning, directly or indirectly, all of the outstanding shares of Company Common Stock, or all or substantially all of the consolidated assets of the Company and its Subsidiaries, and which Acquisition Proposal the Company Board determines in good faith, after considering the advice of its outside legal counsel and a financial advisor of nationally recognized reputation, and after taking into account all of the terms and conditions of such Acquisition Proposal (including any termination or break-up fees, expense reimbursement provisions and conditions to consummation), and after taking into account all financial, legal, regulatory, and other aspects of such Acquisition Proposal (including the financing terms and the financability of such Acquisition Proposal), (i) is more favorable to the Company’s stockholders (other than Parent and its Affiliates) than as provided hereunder (including any changes to the terms of this Agreement proposed by Parent in response to such Superior Proposal pursuant to and in accordance with Section 6.03 or otherwise), (ii) is not subject to any financing condition (and if financing is required, such financing is then fully committed to the Third Party), (iii) is reasonably capable of being completed on the terms proposed and (iv) includes both: (x) termination and breakup fees payable to the Company by the Third Party in the same or greater amounts as those set forth in this Agreement, and (y) termination rights of the Third Party on terms no less favorable to the Company than the terms set forth in this Agreement, all from a Third Party capable of performing such terms.

“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Parent or any of its Affiliates or Representatives.

“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of Treasury.

(b) Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Adverse Recommendation Change	6.03(d)
Agreement	Preamble
Antitrust Counsel Only Material	6.12(a)
Assumed Restricted Stock Award	2.06(b)
Award Exchange Ratio	2.06(a)
Board Recommendation	6.02(b)
Cashed Out Compensatory Awards	2.06(a)
Certificate of Merger	2.02(a)
Certificates	2.04(a)
Closing	2.01
Company	Preamble
Company Class B Common Stock	4.05(a)
Company Common Stock	4.05(a)
Company Compensatory Award	2.06(a)
Company Disclosure Schedule	Art IV
Company Employee Plan	4.16(a)
Company Patents	4.20(a)
Company Preferred Stock	4.05(a)
Company SEC Documents	4.07(a)
Company Securities	4.05(c)
Company Series A Preferred Stock	4.05(a)
Company Subsidiary Securities	4.06(c)
Confidential Information	6.19
Continuing Employees	6.06(a)
Current Premium	6.11(a)
Dissenting Shares	2.05
Effective Time	2.02(b)
Employee Plan	4.16(a)
End Date	8.01(b)(i)
ESPP	2.06(d)
Exchange Agent	2.04(a)
Foreign Competition Laws	4.03
Governmental Antitrust Authority	6.12(b)
Indemnified Parties	6.11(b)
Insurance Policies	4.18
Intervening Event	6.03(d)(ii)
Leased Real Property	4.21(b)
Material Contract	4.14(b)

Term	Section
Merger	Recitals
Merger Consideration	2.03(a)
Merger Subsidiary	Preamble
New Exercise Date	2.06(d)
Notice Period	6.03(d)(i)
Owned Real Property	4.21(b)
Parent	Preamble
Parent Expenses	9.04(e)
Parent Termination Fee	9.04(f)
Payment Fund	2.04(a)
Proxy Statement	4.09
Record Date	6.02(a)
Stockholder Approval	4.02(a)
Stockholder Meeting	6.02(a)
Surviving Corporation	2.02(c)
Tax	4.15(j)
Tax Return	4.15(j)
Taxing Authority	4.15(j)
Termination Fee	9.04(b)
Uncertificated Shares	2.04(a)
Voting Agreements	Recitals
WARN Act	4.17(b)

Section 1.02. Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein shall have the meaning as defined in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule. References to any Person include the successors and permitted assigns of that Person. References to any statute are to that statute, as amended from time to time, and to the rules and regulations promulgated thereunder. References to “$” and “dollars” are to the currency of the United States. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

ARTICLE 2

THE MERGER

Section 2.01. The Closing. Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 8:00 a.m., Pacific time, as soon as practicable (and, in any event, within two (2) Business Days) after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the

Merger set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, unless another place is agreed to in writing by the parties hereto.

Section 2.02. The Merger. (a) Upon the terms and subject to the conditions set forth herein, as soon as practicable after the Closing, the Company shall file with the Delaware Secretary of State a certificate of merger (the “Certificate of Merger”) in connection with the Merger in such form as is required by, and executed and acknowledged in accordance with, Delaware Law.

(b) The Merger shall become effective on such date and at such time (the “Effective Time”) as the Certificate of Merger has been duly filed with the Delaware Secretary of State (or at such later time as may be agreed by the parties that is specified in the Certificate of Merger).

(c) At the Effective Time, Merger Subsidiary shall be merged with and into the Company in accordance with Delaware Law, whereupon the separate existence of Merger Subsidiary shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”). From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Subsidiary, all as provided under Delaware Law.

Section 2.03. Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

(a) except as otherwise provided in Section 2.03(b), Section 2.05, or 2.06(b), each share of Company Common Stock outstanding immediately prior to the Effective Time shall be converted into the right to receive $19.375 in cash, without interest (the “Merger Consideration”);

(b) each share of Company Common Stock held by the Company as treasury stock or owned by Parent or any Subsidiary of either the Company or Parent immediately prior to the Effective Time shall be canceled, and no payment shall be made with respect thereto; and

(c) each share of common stock of Merger Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.

Section 2.04. Surrender and Payment.

(a) Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”) for the purpose of exchanging for the Merger Consideration (i) certificates representing shares of Company Common Stock (the “Certificates”) and (ii) uncertificated shares of Company Common Stock (the “Uncertificated Shares”). As of the Effective Time, Parent shall deposit with the Exchange Agent the aggregate Merger Consideration to be paid in respect of the Certificates and the Uncertificated Shares that are not Company Restricted Stock Awards (the “Payment Fund”). The Payment Fund shall be invested in short-term obligations of the United States of America with maturities of no more than thirty (30) days or guaranteed by the United States of America and backed by the full faith and credit of the United States of America or in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively. If for any reason (including losses) the Payment Fund is inadequate to pay the amounts to which holders of shares of Company Common Stock shall be entitled under Section 2.03, Parent shall take all steps necessary to enable or cause the Surviving Corporation promptly to deposit in trust additional cash with the Exchange Agent sufficient to make all payments required under this Agreement, and Parent and the Surviving Corporation shall in any event be liable for payment thereof. The Payment Fund shall not be used for any other purpose. The Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of shares for the Merger Consideration. Promptly after the Effective Time, Parent shall send, or shall cause the Exchange Agent to send, to each record holder of shares of Company Common Stock at the Effective Time a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Exchange Agent) for use in such exchange.

(b) Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Uncertificated Share, upon (i) surrender to the Exchange Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Exchange Agent, or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares. Until so surrendered or transferred, as the case may be by this Section 2.04, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive such Merger Consideration. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of such Certificate or Uncertificated Share. Upon payment of the Merger Consideration pursuant to the provisions of this Article 2, each Certificate or Certificates so surrendered shall immediately be cancelled.

(c) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(d) All Merger Consideration paid upon the surrender of Certificates or transfer of Uncertificated Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate or Uncertificated Shares and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article 2.

(e) Any portion of the Payment Fund that remains unclaimed by the holders of shares of Company Common Stock one (1) year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 2.04 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration. Notwithstanding the foregoing, Parent shall not be liable to any holder of shares of Company Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock two (2) years after the Effective Time (or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority) shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

(f) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.05 in respect of any Dissenting Shares shall be returned to Parent, upon demand.

Section 2.05. Dissenting Shares. Notwithstanding Section 2.03, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock canceled in accordance with Section 2.03(b)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Section 262 of Delaware Law (such shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under Delaware Law with respect to such shares) shall not be converted into a right to receive the Merger Consideration but instead shall be entitled to payment of the appraised value of such shares in accordance with Section 262 of Delaware Law; provided that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal, pursuant to Section 262 of Delaware Law or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of Delaware Law, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.03(a), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Uncertificated Share, as the case may be. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice, instrument delivered to the Company prior to the Effective Time pursuant to Delaware Law that relate to such demand, and Parent shall have the opportunity and right to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, or to the extent required by Applicable Law, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands.

Section 2.06. Company Stock Options and Restricted Stock Awards; ESPP.

(a) At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof, each Company Stock Option, Company RSU, Assumed Restricted Stock Award, and other equity-based award denominated in shares of Company Common Stock (each such award, a “Company Compensatory Award”) that is outstanding immediately prior to the Effective Time, whether or not then vested or exercisable shall be assumed by Parent and converted automatically at the Effective Time into an option, restricted stock unit award, restricted stock award or other equity-based award, as the case may be, denominated in shares of Parent Stock and which has other terms and conditions substantially identical to those of the related Company Compensatory Award (including any accelerated vesting provisions therein) except that (i) the number of shares of Parent Stock subject to each such award shall be determined by multiplying the number of shares of Company Common Stock subject to such Company Compensatory Award immediately prior to the Effective Time by a fraction (the “Award Exchange Ratio”), the numerator of which is the per share Merger Consideration and the denominator of which is the average closing price of Parent Stock on Nasdaq over the five (5) trading days immediately preceding (but not including) the date on which the Effective Time occurs (rounded down to the nearest whole share) and (ii) if applicable, the exercise or purchase price per share of Parent Stock (rounded upwards to the nearest whole cent) shall equal (x) the per share exercise or purchase price for the shares of Company Common Stock otherwise purchasable pursuant to such Company Compensatory Award immediately prior to the Effective Time divided by (y) the Award Exchange Ratio; provided, however, that in no case shall the exchange of a Company Stock Option be performed in a manner that is not in compliance with the adjustment requirements of Section 409A of the Code. The Company agrees that the assumption and adjustment of Company Compensatory Awards in accordance with this Section 2.06(a) shall preserve the compensation element of each Company Compensatory Award as of the Effective Time. Notwithstanding the foregoing, unless determined otherwise by Parent, each Company Compensatory Award that is held by a person who is not an employee of, or a consultant to, the Company or any Subsidiary of the Company immediately prior to the Effective Time (the “Cashed Out Compensatory Awards”) shall not be assumed by Parent pursuant to this Section 2.06 and shall, immediately prior to the Effective Time, be cancelled and extinguished and the vested portion thereof shall automatically be converted into the right to receive an amount in cash equal to the product obtained by multiplying (x) the aggregate number of shares of Company Common Stock that were issuable upon exercise or settlement of such Cashed Out Compensatory Award immediately prior to the Effective Time and (y) the Merger Consideration, less any per share exercise price of such Cashed Out Compensatory Award.

(b) At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof, each Company Restricted Stock Award shall automatically be cancelled, and each share of Company Common Stock subject to a Company Restricted Stock Award shall be converted into the right to receive restricted stock units with respect to Parent Stock in accordance with the terms of this Section 2.06(b) and the vesting schedule for such Company Restricted Stock Award. As promptly as reasonably practicable after the Effective Time, upon receipt from the Company of a list of holders of Restricted Stock Awards (including the number of shares that were unvested immediately before the Effective Time), Parent shall send or cause the Surviving Corporation to send to each holder of a Restricted Stock Award a letter of transmittal and, upon confirmation to Parent’s satisfaction that such list does not duplicate the shares held by stockholders of record provided to the Exchange Agent for payment under Section 2.04, shall grant each such holder a restricted stock unit with respect to that number of shares of Parent Stock (rounded down to the nearest whole share) calculated by multiplying (i) the number of unvested shares of Company Common Stock subject to such Restricted Stock Award immediately prior to the Effective Time by (ii) the Award Exchange Ratio. Such restricted stock units shall vest in accordance with the applicable vesting schedule for such Company Restricted Stock Award. In no event shall this Section and Section 2.04 result in a duplication of benefits with respect to any Company Restricted Stock Awards. The restricted stock units shall include the right to receive dividend equivalents immediately upon payment of dividends to holders of Parent Stock and the other terms and conditions of such restricted stock units shall be substantially identical to the Company Restricted Stock Awards except to the extent necessary to reflect the fact that the restricted stock units are not actual shares of Parent Stock. The Company agrees that the conversion of Company Restricted Stock Awards into restricted stock units in accordance with this Section 2.06(b) shall act as the assumption of such Company Restricted Stock Awards. Notwithstanding anything to the contrary in this Section 2.06(b), each Company Restricted Stock Award held by a Designated Employee (an “Assumed Restricted Stock Award”) shall not be cancelled and converted into the right to receive restricted stock units pursuant to this Section 2.06(b), but instead each such Assumed Restricted Stock Award shall be assumed by Parent pursuant to Section 2.06(a) hereof.

(c) Parent shall take such actions as are necessary for the assumption and conversion of the Company Compensatory Awards pursuant to this Section 2.06, including the reservation, issuance and listing of Parent Stock as is necessary to effectuate the transactions contemplated by this Section 2.06. As soon as reasonably practicable after the Effective Time, Parent shall deliver to each holder of any Company Compensatory Award an appropriate notice setting forth such holder’s rights pursuant to such Company Compensatory Award. Parent shall prepare and file with the SEC a registration statement on Form S-8 with respect to the shares of common stock of Parent issuable upon exercise of the assumed Company Compensatory Awards promptly following the Effective Time (and in no event later than 15 Business Days after the Effective Time) and Parent shall exercise commercially reasonable efforts to maintain the effectiveness of such registration statement for so long as such assumed Company Compensatory Awards remain outstanding. The Company and its counsel shall reasonably cooperate with and assist Parent in the preparation of such registration statement. For the avoidance of doubt, the Form S-8 registration statement shall not cover any Cashed Out Compensatory Awards.

(d) The Company shall take such action as may be necessary to (i) establish an Exercise Date (as defined under the Company’s 1997 Employee Stock Purchase Plan, (the “ESPP”)) under the ESPP on the last day of the payroll period ending immediately prior to the Effective Time (but in all events at least five Business Days prior to the Effective Time) with respect to the Accrual Period (as defined in the ESPP) otherwise then in effect (the “New Exercise Date”); (ii) provide that no further Accrual Periods shall commence under the ESPP on or following the New Exercise Date; and (iii) terminate the ESPP as of the New Exercise Date. Each outstanding option under the ESPP on the new Exercise Date shall be exercised on such date for the purchase of Company Common Stock in accordance with the terms of the ESPP.

(e) Subject to Parent’s compliance with the preceding provisions of this Section 2.06, the parties agree that, following the Effective Time, no holder of a Company Compensatory Award or a Company Restricted Stock Award or any participant in any Company Stock Plan, or other Company Employee Plan or employee benefit arrangement of the Company or under any employment agreement shall have any right hereunder to acquire any Equity Interest (including any “phantom” stock or stock appreciation rights) in the Company, any of its Subsidiaries or the Surviving Corporation.

(f) As soon as reasonably practicable following the date of this Agreement and in any event prior to the Effective Time, the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions that are necessary for the assumption and conversion of the Company Compensatory Awards and Company Restricted Stock Awards pursuant to this Section 2.06.

Section 2.07. Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted.

Section 2.08. Withholding Rights. Each of Parent, Merger Subsidiary, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of any applicable Tax law. To the extent that amounts are so deducted and withheld by Parent, Merger Subsidiary, the Surviving Corporation or the Exchange Agent, as the case may be, and paid over to the applicable Taxing Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which Parent, Merger Subsidiary, the Surviving Corporation or the Exchange Agent, as the case may be, made such deduction and withholding.

Section 2.09. Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate, as contemplated under this Article 2.

ARTICLE 3

THE SURVIVING CORPORATION

Section 3.01. Certificate of Incorporation. The certificate of incorporation of the Company shall be amended at the Effective Time to read in its entirety as set forth in Exhibit C hereto and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with Applicable Law.

Section 3.02. Bylaws. The bylaws of the Company shall be amended at the Effective Time to read in their entirety as the bylaws of Merger Subsidiary in effect immediately prior to the Effective Time and as so amended shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law.

Section 3.03. Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with Applicable Law, (i) the directors of Merger Subsidiary immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of the Merger Subsidiary immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as disclosed in the Company SEC Documents (other than as set forth in the forward-looking statements or as set forth in the risk factors contained therein) filed after November 13, 2007 or (b) as set forth in the Disclosure Schedule delivered by the Company to Parent and Merger Subsidiary prior to the execution of this Agreement (the “Company Disclosure Schedule”), the Company hereby represents and warrants to Parent as follows:

Section 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers required to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has heretofore delivered, or otherwise made available through the SEC, to Parent complete and correct copies of the certificate of incorporation and bylaws of the Company as currently in effect.

Section 4.02. Corporate Authorization

(a) The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the Stockholder Approval, to consummate the Merger and the other transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby, except for obtaining the Stockholder Approval, have been duly authorized by all necessary corporate action on the part of the Company. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock voting to approve and adopt this Agreement and the Merger (the “Stockholder Approval”) is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the Merger and the other transactions contemplated by this Agreement. This Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity.

(b) At a meeting duly called and held, prior to the execution of this Agreement, at which all directors of the Company were present and voting in favor, the Company Board duly adopted resolutions (i) declaring that this Agreement, the Merger and the other transactions contemplated hereby are advisable and in the best interests of the Company’s stockholders, (ii) approving this Agreement, the Merger and the other transactions contemplated hereby, (iii) approving and adopting an amendment to the Company Rights Agreement to render the Company Rights inapplicable to the Merger, this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby, (iv) taking all actions necessary so that the restrictions on business combinations and stockholder vote requirements contained in Section 203 of the Delaware Law will not apply with respect to or as a result of the Merger, this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby; (v) directing that the adoption of this Agreement, the Merger and the other transactions contemplated hereby be submitted to a vote of the stockholders of the Company at the Stockholder Meeting, and (vi) making the Board Recommendation.

Section 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business, (ii) compliance with any applicable requirements of (A) the HSR Act and (B) any Applicable Law analogous to the HSR Act or otherwise regulating antitrust or merger control matters and in each case existing in foreign jurisdictions (the “Foreign Competition Laws”), (iii) compliance with any applicable requirements of the Securities Act, the Exchange Act, any other applicable U.S. state or federal or foreign securities laws, or Nasdaq, and (iv) any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 4.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Merger and the other transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both): (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 4.03 and that the Stockholder Approval is obtained, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Judgment, (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any Contract to which the Company or any Subsidiary of the Company is a party, or by which they or any of their respective properties or assets may be bound or affected or any Governmental Authorization affecting, or relating in any way to, the property, assets or business of the Company or any of its Subsidiaries, or (iv) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with such exceptions, in the case of each of clauses (ii), (iii) and (iv), as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, provided that in determining whether a Company Material Adverse Effect would result, any adverse effect otherwise excluded solely by clause (A) of the definition of Company Material Adverse Effect shall be taken into account.

Section 4.05. Capitalization.

(a) The authorized capital stock of the Company consists of (i) 1,035,000,000 shares of common stock of the Company, par value $0.001 per share (the “Company Common Stock”), of which 35,000,000 shares are designated as Class B Common Stock (the “Company Class B Common Stock”), (ii) 5,000,000 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock”) and (iii) 1,035,000 shares of Series A Participating Preferred Stock (the “Company Series A Preferred Stock”). The rights and privileges of the Company Common Stock, including the Company Class B Common Stock, and the Company Preferred Stock are as set forth in the Company’s certificate of incorporation, and the rights and privileges of the Company Series A Preferred Stock are as set forth in the Company Rights Agreement. At the close of business on January 14, 2008, 409,900,317 shares of Company Common Stock were issued and outstanding, none of which were designated Class B Common Stock, zero shares of Company Preferred Stock, including the Company Series A Preferred Stock, were issued and outstanding; Company Stock Options to purchase an aggregate of 59,935,330 shares of the Company Common Stock were issued and outstanding (of which Company Stock Options to purchase an aggregate of 43,286,357 shares of Company Common Stock were exercisable), with a weighted average exercise price of $13.42; and an aggregate of 2,148,774 shares of Company Common Stock were reserved for settlement of Company Compensatory Awards other than Company Stock Options. No Subsidiary of the Company owns any shares of Company Common Stock. All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Stock Plan will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued and are (or, in the case of shares that have not yet been issued, will be) fully paid, nonassessable and free of preemptive rights.

(b) Section 4.05(b) of the Company Disclosure Schedule sets forth, as of the close of business on January 14, 2008, a complete and correct list of (i) all outstanding Company Compensatory Awards, including with respect to each such award, the number of shares subject to such award, the name of the holder, the grant date, as to stock options, whether the award is an “incentive stock option” under Section 422 of the Code or a non-qualified stock option, the exercise or purchase price per share, the vesting schedule and expiration date of each such award, and the form of award agreement pursuant to which such award was granted and (ii) all outstanding Company Restricted Stock Awards, including with respect to each Company Restricted Stock Award, the name of the holder, the grant date and vesting schedule, whether an 83(b) election was taken under the Code with respect to such Company Restricted Stock Award, and the form of Company Restricted Stock Award grant agreement pursuant to which such award was granted. The Company Stock Plans are the only plans or programs the Company or any of its Subsidiaries has maintained under which stock options, restricted stock, stock appreciation rights or other compensatory equity-based awards have been or may be granted.

(c) Except as set forth in this Section 4.05 and for changes since January 31, 2007 resulting from the exercise of Company Compensatory Awards outstanding on such date, there are no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, (iii) options, warrants or other rights or arrangements to acquire from the Company, or other obligations or commitments of the Company to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for capital stock or other voting securities or ownership interests in, the Company, or (iv) restricted shares, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other voting securities or ownership interests in, the Company (the items in clauses (i)-(iv) being referred to collectively as the “Company Securities”), (v) voting trusts, proxies or other similar agreements or understandings to which Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound with respect to the voting of any shares of capital stock of Company or any of its Subsidiaries or (vi) contractual obligations or commitments of any character restricting the transfer of, or requiring the registration for sale of, any shares of capital stock of Company or any of its Subsidiaries. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Securities. All Company Stock Options and Company Restricted Stock Awards may, by their terms, be treated in accordance with Section 2.06.

Section 4.06. Subsidiaries.

(a) Section 4.06(a) of the Company Disclosure Schedule sets forth a complete and correct list of each Subsidiary of the Company, its place and form of organization and each jurisdiction in which it is authorized to conduct or actually conducts business.

(b) Each Subsidiary of the Company is a corporation or other business entity duly incorporated or organized (as applicable), validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers required to carry on its business as now conducted. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(c) Section 4.06(c) of the Company Disclosure Schedule sets forth, for each Subsidiary of the Company, as applicable: (i) its authorized capital stock, voting securities or ownership interests; (ii) the number and type of any capital stock, voting securities or ownership interests, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable therefor, outstanding; and (iii) the record owner(s) thereof. All of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (x) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary of the Company, (y) options, warrants or other rights or arrangements to acquire from the Company or any of its Subsidiaries, or other obligations or commitments of the Company or any of its Subsidiaries to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any Subsidiary of the Company, or (z) restricted shares, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other voting securities or ownership interests in, any Subsidiary of the Company (the items set forth in Section 4.06(c) of the Company Disclosure Schedule being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities. All of the Company Subsidiary Securities are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.

(d) Except for the Company Subsidiary Securities, the Company does not own, directly or indirectly, any capital stock of, or other equity, ownership, profit, voting or other interests in, any Person.

Section 4.07. SEC Filings and the Sarbanes-Oxley Act.

(a) The Company has delivered, or otherwise made available through the SEC, to Parent complete and correct copies of (i) the Company’s annual reports on Form 10-K for its fiscal years ended January 31, 2007, 2006 and 2005, (ii) its quarterly reports on Form 10-Q for its fiscal quarters ended October 31, 2007, July 31, 2007 and April 30, 2007, and (iii) its proxy or information statements relating to meetings of the stockholders of the Company since January 31, 2005, and (iv) all of its other reports, statements, schedules and registration statements filed with the SEC since January 31, 2005 (the documents referred to in this Section 4.07(a) and Section 4.07(e), together with all information incorporated by reference therein in accordance with applicable SEC regulations, are collectively referred to in this Agreement as the “Company SEC Documents”).

(b) Since January 31, 2005, the Company has filed with or furnished to the SEC each report, statement, schedule, form or other document or filing required by Applicable Law to be filed or furnished by the Company at or prior to the time so required. No Subsidiary of the Company is required to file or furnish any report, statement, schedule, form or other document with, or make any other filing with, or furnish any other material to, the SEC.

(c) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document complied, and each such Company SEC Document filed subsequent to the date hereof and prior to the consummation of the Merger will comply, as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be.

(d) As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document filed pursuant to the Exchange Act did not, and each such Company SEC Document filed subsequent to the date hereof and prior to the consummation of the Merger will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not, and each such Company SEC Document filed subsequent to the date hereof and prior to the consummation of the Merger will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e) The Company has delivered, or otherwise made available through the SEC, to Parent copies of all comment letters received by the Company from the SEC since February 1, 2005 relating to the Company SEC Documents, together with all written responses of the Company thereto. To the Knowledge of the Company, there are no outstanding or unresolved comments in any such comment letters received by the

Company from the SEC. To the Knowledge of the Company, none of the Company SEC Documents is the subject of any ongoing review by the SEC.

(f) Each required form, report and document containing financial statements that has been filed with or submitted to the SEC by the Company since July 31, 2005 was accompanied by the certifications required to be filed or submitted by the Company’s principal executive officer and principal financial officer, as required, pursuant to the Sarbanes-Oxley Act and, at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act.

Section 4.08. Financial Statements; Internal Controls.

(a) The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in the Company SEC Documents (i) complied as to form, as of their respective filing dates with the SEC, in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (ii) were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except, in the case of unaudited statements, for the absence of footnotes), and (iii) fairly presented (except as may be indicated in the notes thereto) in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal year end adjustments in the case of any unaudited interim financial statements).

(b) The Company’s system of internal controls over financial reporting is reasonably sufficient in all material respects to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that receipts and expenditures are executed in accordance with the authorization of management, and (iii) that any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be detected or prevented in a timely basis. There were no significant deficiencies or material weaknesses identified in management’s assessment of internal controls as of and for the year-ended January 31, 2007 (and to the Knowledge of the Company, no such deficiency or weakness been identified since such date).

(c) The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and (ii) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(d) Since January 31, 2005, neither the principal executive officer nor the principal financial officer of the Company has become aware of any fact, circumstance or change that is reasonably likely to result in a “significant deficiency” or a “material weakness” in the Company’s internal controls over financial reporting.

(e) The audit committee of the Company Board includes an Audit Committee Financial Expert, as defined by Item 407(d)(5)(ii) of Regulation S-K.

(f) The Company has adopted a code of ethics, as defined by Item 406(b) of Regulation S-K, for senior financial officers, applicable to its principal financial officer, comptroller or principal accounting officer, or persons performing similar functions. The Company has promptly disclosed any change in or waiver of the Company’s code of ethics with respect to any such persons, as required by Section 406(b) of the Sarbanes-Oxley Act. To the Knowledge of the Company, there have been no violations of provisions of the Company’s code of ethics by any such persons since January 1, 2005.

Section 4.09. Disclosure Documents. The proxy or information statement of the Company to be filed with the SEC in connection with the Merger and any amendments or supplements thereto (the “Proxy Statement”) will, when filed, comply as to form in all material respects with the applicable requirements of the Exchange Act. At the time the Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company, and at the time such stockholders vote on adoption of this Agreement, the Proxy Statement, as supplemented or amended, if applicable, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties contained in this Section 4.09 will not apply to statements or omissions included in the Proxy Statement based upon information furnished to the Company in writing by Parent specifically for use therein.

Section 4.10. Absence of Certain Changes. Since the Company Balance Sheet Date, (i) the business of the Company and each of its Subsidiaries has been conducted in the ordinary course consistent with past practice, except for actions taken pursuant to this Agreement in connection with the consummation of the Merger, (ii) through the date of this Agreement, there has not been any fact, event, change, development or set of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and (iii) there has not been any action or event, nor any authorization, commitment or agreement by the Company or any of its Subsidiaries with respect to any action or event, that if taken or if it occurred after the date hereof would be prohibited by Sections 6.01(a), 6.01(b), 6.01(c), 6.01(d), 6.01(g), 6.01(j), 6.01(k) and 6.01(o).

Section 4.11. No Undisclosed Material Liabilities. There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances that would reasonably be expected to result in such a liability or obligation, other than:

(a) liabilities or obligations disclosed or provided for in the most recent financial statements of the Company included in the most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC prior to the date of this Agreement or disclosed in the notes thereto;

(b) liabilities or obligations incurred in the ordinary course of business since the Company Balance Sheet Date in amounts consistent with past practice that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(c) liabilities or obligations incurred that are not in excess of $5,000,000 in the aggregate; and

(d) liabilities or obligations incurred under this Agreement or in connection with the transactions contemplated hereby.

Section 4.12. Litigation.

(a) There is no Proceeding pending against or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective businesses or assets or any of the directors or employees of the Company or any of its Subsidiaries or, to the Knowledge of the Company, any of its stockholders (in each case insofar as any such matters relate to their activities with the Company or any of its Subsidiaries) that (i) would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or (ii) as of the date hereof, challenges the validity or propriety, or seeks to prevent or materially delay consummation of the Merger or any other transaction contemplated by this Agreement.

(b) Neither the Company nor any of its Subsidiaries is subject to any Judgment that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

Section 4.13. Compliance with Applicable Law

(a) The Company and each of its Subsidiaries is and, since February 1, 2005 has been, in compliance in all material respects with all Applicable Laws and Judgments, except where the failure to be in compliance has not had and would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice since February 1, 2005 (i) of any administrative, civil or criminal investigation or audit by any Governmental Authority relating to the Company or any of its Subsidiaries or (ii) from any Governmental Authority alleging that the Company or any of its Subsidiaries are not in compliance with any Applicable Law or Judgment, except for such noncompliance that has not had and would not reasonably be expected to have a Company Material Adverse Effect.

(b) Each of the Company and its Subsidiaries has in effect all material Governmental Authorizations necessary for it to own, lease or otherwise hold and operate its properties and assets and to carry on its businesses and operations as now conducted, except where the failure to have such Governmental Authorizations has not had and would not reasonably be expected to have a Company Material Adverse Effect. There have occurred no material defaults (with or without notice or lapse of time or both) under, material violations of, or events giving rise to any right of termination, material amendment or cancellation of, any such Governmental Authorizations.

Section 4.14. Material Contracts

(a) Section 4.14 of the Company Disclosure Schedule contains a complete and correct list of each of the following Contracts to which the Company or any of its Subsidiaries is a party or which bind or affect their respective properties or assets:

(i) Contract between the Company or any of its Subsidiaries and any of the 20 largest licensees or other customers of the Company and its Subsidiaries (determined on the basis of aggregate license fees recognized by the Company and its Subsidiaries over the four (4) consecutive fiscal quarter periods ended July 31, 2007);

(ii) except for the Contracts disclosed in clause (i) above, each Contract that involves performance of services or delivery of goods, materials, supplies or equipment or developmental, consulting or other services commitments by the Company or any of its Subsidiaries, or the payment therefor by the Company or any of its Subsidiaries, providing for either (i) recurring annual payments by the Company after the date hereof of $1,000,000 or more or (ii) aggregate payments or potential aggregate payments by the Company after the date hereof of $2,500,000 or more;

(iii) Contract that contains any provisions restricting the Company or any of its current Affiliates or their successors from competing or engaging in any material respect (A) in any line of business or with any Person or in any area or (B) pursuant to which any benefit or right is required to be given or lost as a result of so competing or engaging, or which would have any such effect after the Closing Date;

(iv) Contract that (A) grants any exclusive license or supply or distribution agreement or other exclusive rights, (B) grants any rights of first refusal, rights of first negotiation or similar rights with respect to any product, service or Company IP, (C) contains any provision that requires the purchase of all or a given portion of the Company’s or any of its Subsidiaries’ requirements from a given third party, or any other similar provision, or (D) provided for payments either historically or after the date hereof of more than $1,000,000 annually that grants “most favored nation” rights;

(v) lease or sublease (whether of real or personal property) to which the Company or any of its Subsidiaries is party as either lessor or lessee, providing for either (i) annual payments after the date hereof of $1,000,000 or more or (ii) aggregate payments after the date hereof of $3,000,000 or more;

(vi) Contract pursuant to which the Company or any of its Subsidiaries has agreed or is required to provide any Third Party with access to source code, to provide for source code to be put in escrow or to refrain from granting license or franchise rights to any other person;

(vii) Contract pursuant to which the Company or any of its Subsidiaries has or has been granted any license to Intellectual Property, other than nonexclusive licenses granted in the ordinary course of business of the Company and its Subsidiaries consistent with past practice;

(viii) Contract relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $1,500,000 and which may be prepaid on not more than thirty (30) days’ notice without the payment of any penalty;

(ix) Contract pursuant to which the Company or any of its Subsidiaries is a party that creates or grants a material Lien (including Liens upon properties acquired under conditional sales, capital leases or other title retention or security devices), other than Permitted Liens and other than Contracts with customers entered into in the ordinary course of business consistent with past practice;

(x) Contract under which the Company or any of its Subsidiaries has, directly or indirectly, made any loan, capital contribution to, or other investment in, any Person (other than the Company or any of its Subsidiaries and other than (i) extensions of credit in the ordinary course of business consistent with past practice and (ii) investments in marketable securities in the ordinary course of business);

(xi) Contract under which the Company or any of its Subsidiaries has any obligations which have not been satisfied or performed (other than confidentiality obligations) relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise) for consideration in excess of $2,000,000;

(xii) any Contract involving recurring annual payments by or to the Company after the date hereof in excess of $3,000,000 that is (i) (A) between the Company or any of its Subsidiaries and any Governmental Authority, or (B) between the Company or any of its Subsidiaries, as a subcontractor and any prime contractor to any Governmental Authority, or (ii) to the Knowledge of the Company, financed by any Governmental Authority and subject to the rules and regulations of any Governmental Authority concerning procurement;

(xiii) partnership, joint venture or other similar Contract or arrangement material to the Company and its Subsidiaries, taken as a whole;

(xiv) Contract for the development for the benefit of the Company or any of its Subsidiaries by any party other than the Company or its Subsidiaries, of Intellectual Property that is material to the Company and its Subsidiaries, taken as a whole;

(xv) employee collective bargaining agreement or other Contract with any labor union;

(xvi) Contract entered into in the last three (3) years in connection with the settlement or other resolution of any Proceeding that has any continuing material obligations, liabilities or restrictions or involved payment of more than $500,000;

(xvii) Contract providing for indemnification of any Person with respect to material liabilities relating to any current or former business of the Company, any of its Subsidiaries or any predecessor Person other than indemnification obligations of the Company or any of its Subsidiaries pursuant to the provisions of a Contract entered into by the Company or any of its Subsidiaries in the ordinary course of business consistent with past practice or that would not reasonably be expected to have a Company Material Adverse Effect; or

(xviii) except for the Contracts disclosed above, each Contract required to be filed by the Company pursuant to Item 601 of Regulation S-K under the Securities Act, or that is otherwise material to Company and its Subsidiaries, taken as whole.

(b) Each Contract disclosed in Section 4.14(a) of the Company Disclosure Schedule, required to be disclosed pursuant to this Section or which would have been required to be so disclosed if it had existed on the date of this Agreement (each, a “Material Contract”) (unless it has terminated or expired (in each case according to its terms)) is in full force and effect and is a legal, valid and binding agreement of the Company or its Subsidiary, as the case may be, and, to the Knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the Knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity. Neither the Company nor any of its Subsidiaries has received any notice to terminate, in whole or part, materially amend or not renew any executory obligation of a counterparty to a Material Contract that has not terminated or expired (in each case according to its terms) prior to the date of this Agreement (nor has there been anything that a reasonable person would consider an indication that any such notice of termination will be served on or after the date of this Agreement on the Company by any counterparty to a Material Contract). None of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any other party thereto is in default or breach in any material respect under the terms of any Material Contract, and, to the Knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, would constitute any event of default thereunder.

(c) Complete and correct copies of each Material Contract, as amended and supplemented, have been delivered, or otherwise made available through the SEC, by the Company to Parent.

Section 4.15. Taxes.

(a) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) all income, franchise and other Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due (taking into account extensions) in accordance with all Applicable Laws, (ii) all such Tax Returns are true and complete in all respects, (iii) the Company and each of its Subsidiaries have paid (or have had paid on their behalf) all Taxes due and payable (whether or not shown on any Tax Return), (iv) all Taxes that the Company or any of its Subsidiaries is or was required to withhold or collect in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder or other Person have been duly withheld or collected and have been timely paid, to the extent required, to the proper Taxing Authority, except in each case of clauses (i) through (iv), with respect to matters both that are contested in good faith and for which adequate reserves have been established, in accordance with GAAP, (v) where payment of Taxes is not yet due, the Company and its Subsidiaries have established (or have had established on their behalf) an adequate accrual, in accordance with GAAP, for all Taxes through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books, and (vi) since the end of the last period referred to in the preceding clause (v), neither the Company nor any of its Subsidiaries has incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and past practice;

(b) (i) The federal and material state income Tax Returns of the Company and its Subsidiaries through the taxable year ended January 31, 2001 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under Applicable Law, after giving effect to extensions or waivers, has expired; and (ii) neither the Company nor any of its Subsidiaries has granted any currently effective extension or waiver of the statute of limitations period applicable to any federal or material state income Tax Return, which period (after giving effect to such extension or waiver) has not yet expired;

(c) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) no deficiencies for Taxes with respect to the Company or any of its Subsidiaries have been claimed, proposed or assessed in writing by any Taxing Authority, except for deficiencies that have been paid or otherwise resolved, or, if claimed, proposed or assessed in writing after the date hereof, deficiencies (x) that have been paid or otherwise resolved or (y) both that are contested in good faith and for which adequate reserves have been established, in accordance with GAAP; (ii) as of the date hereof, there is no claim, audit, action, suit, proceeding or investigation pending or, to the Knowledge of the Company, threatened in writing against or with respect to the Company or any of its Subsidiaries in respect of Taxes;

and (iii) no claim has been made in the last three years by a Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not file income Tax Returns that it is or may be subject to taxation by that jurisdiction;

(d) There are no material Liens for Taxes on any assets of the Company or any of its Subsidiaries, other than Liens for Taxes not yet due and payable;

(e) During the three-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” in a transaction intended to be governed by Section 355 of the Code;

(f) Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or Section 301.6111-2(b)(2);

(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is or has been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code or any group that has filed a combined, consolidated or unitary Tax Return (other than the group of which the Company or any Subsidiary is or was the common parent); and (ii) neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise;

(h) There are no material Tax sharing agreements or similar arrangements (including Tax indemnity arrangements) with respect to or involving the Company or any of its Subsidiaries;

(i) [Intentionally Omitted]; and

(j) “Tax” means any tax or other like governmental assessment or charge of any kind whatsoever (including withholding required by applicable Tax law on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Authority (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign). “Tax Return” means any report, return, document, declaration or other information required to be filed with a Taxing Authority, including information returns, any document with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

Section 4.16. Employee Benefit Plans.

(a) Section 4.16 of the Company Disclosure Schedule contains a correct and complete list identifying each material Company Employee Plan, other than a list of International Plans, which shall be delivered as soon as practicable after the date hereof. “Company Employee Plan” means each “employee benefit plan,” as defined in Section 3(3) of ERISA, each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers’ compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) (each, an “Employee Plan”) which is maintained, administered or contributed to by the Company or any of its Subsidiaries.

(b) Neither the Company nor any ERISA Affiliate of the Company nor any predecessor thereof sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, any Employee Plan subject to Title IV of ERISA, any non-U.S. defined benefit plan, or any multiemployer plan within the meaning of Section 4001(a)(3) or 3(37) of ERISA.

(c) Each Company Employee Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and the Company is not aware of any reason why any such determination letter should be revoked or not be issued. Each Company Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including ERISA and the Code, which are applicable to such Employee Plan, except for such noncompliance that has not had and would not reasonably be expected to have a Company Material Adverse Effect. No events have occurred with respect to any Company Employee Plan that could result in a material payment or assessment by or against the Company of any excise taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000 of the Code.

(d) The consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) entitle any employee, director or independent contractor of the Company or any of its Subsidiaries to severance pay or accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Company Employee Plan.

(e) Since January 1, 2006, the Company has not paid any special or non-routine bonus or incentive payment to any Executive Officer and there is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Company or any of its Subsidiaries that, individually or collectively, would entitle any employee or former employee to any severance or other payment as a result of the transactions contemplated hereby, or could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(m) of the Code.

(f) Neither the Company nor any of its Subsidiaries has any liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees or directors of the Company or its Subsidiaries except as required to avoid excise tax under Section 4980B of the Code.

(g) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there is no action, suit, investigation, audit or proceeding pending against or involving or, to the Knowledge of the Company, threatened against or involving any Employee Plan before any arbitrator or any Governmental Authority.

(h) No independent committee has been established in accordance with Section 13 of the Change in Control Severance Plan. As of the date hereof, no Company employee’s employment has been terminated (nor has the Company requested their employment be terminated) in a termination that may be a “Qualified Termination” within the meaning of Section 2(x) of the Change in Control Severance Plan.

(i) Each Company Employee Plan which is a “non-qualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code) has, at all times, been administered in good faith material compliance with the requirements of Section 409A of the Code and applicable guidance issued thereunder; in all cases so that the additional tax described in Section 409A(a)(1)(B) of the Code will not be assessed against the individuals participating in any such non-qualified deferred compensation plan with respect to benefits due or accruing thereunder. Each Company Stock Option is exempt from the additional tax and interest described in Section 409A(a)(1)(B) of the Code. Each Company Stock Option characterized by the Company as an “incentive stock option” within the meaning of Section 422 of the Code complies with all of the applicable requirements of Section 422 of the Code.

(j) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, according to the actuarial assumptions and valuations most recently used for the purpose of funding each International Plan (or, if the same has no assumptions and valuations or is unfunded, according to commercially reasonable actuarial assumptions and valuations), as of the Effective Time the total amount or value of the funds available under such International Plan to pay benefits accrued thereunder or segregated in respect of such accrued benefits, together with any reserve or accrual with respect thereto, exceeds the present value of all benefits (actual or contingent) accrued as of such date of all participants and past participants therein in respect of which Parent, the Company or any of their Subsidiaries has or would have after the Effective Time any obligation.

(k) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any Controlled Group Liability that would be a liability of the Company or any of its Subsidiaries following the Effective Time.

Section 4.17. Labor and Employment Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to, bound by or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or understanding with a labor union or organization. None of the employees of the Company or any of its Subsidiaries is represented by any union with respect to his or her employment by the Company or such Subsidiary. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there is no (i) unfair labor practice, labor dispute (other than routine individual grievances) or labor arbitration proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries relating to their businesses, (ii) activity or proceeding by a labor union or representative thereof to the Knowledge of the Company to organize any employees of the Company or any of its Subsidiaries, or (iii) lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees, and during the last three (3) years there has not been any such action.

(b) Since February 1, 2005, (i) there has been no “mass layoff” or “plant closing” as defined by the Worker Adjustment and Retraining Notification Act of 1998 (the “WARN Act”) in respect of the Company or any of its Subsidiaries and (ii) neither the Company nor any of its Subsidiaries has been affected by any transactions or engaged in layoffs or employment terminations sufficient in number to trigger application of any state, local, or foreign law or regulation which is similar to the WARN Act.

Section 4.18. Insurance Policies. Section 4.18 of the Company Disclosure Schedule lists all material insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers or directors of the Company and its Subsidiaries (collectively, the “Insurance Policies”) and the coverage limitations and deductibles applicable to each such policy. All of the Insurance Policies or renewals thereof are in full force and effect. There is no material claim by the Company or any of its Subsidiaries pending under any of such policies or bonds as to which the Company has been notified that coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid, and the Company and its Subsidiaries are otherwise in material compliance with the terms of such policies and bonds (or other policies and bonds providing substantially similar insurance coverage). To the Knowledge of the Company, there is no threatened termination of, or material premium increase (other than with respect to customary annual premium increases) with respect to, any Insurance Policy.

Section 4.19. Environmental Matters.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) no notice, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Proceeding is pending and, to the Knowledge of the Company, is threatened by any Governmental Authority or other Person relating to or arising out of any failure of the Company or any of its Subsidiaries to comply with any Environmental Law;

(ii) the Company and its Subsidiaries are and have been in compliance with all Environmental Laws and all Environmental Permits of the Company;

(iii) there has been no release by the Company or any of its Subsidiaries, or for which the Company or any of its Subsidiaries would reasonably be expected to be liable by Contract or by operation of Law, of any Hazardous Substance at, under, from or to any facility or real property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries; and

(iv) there are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any Environmental Law or any Hazardous Substance and, to the Knowledge of the Company, there is no condition, situation or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

(b) Neither the Company nor any of its Subsidiaries owns, leases or operates or has owned, leased or operated any real property, or conducts or has conducted any operations, in New Jersey or Connecticut.

(c) For purposes of this Section 4.19, the terms “Company” and “Subsidiaries” shall include any entity that is, in whole or in part, a predecessor of the Company or any of its Subsidiaries.

Section 4.20. Intellectual Property.

(a) (i) Section 4.20(a) of the Company Disclosure Schedule lists and separately identifies as of the date of this Agreement: (x) all Company Registered IP (setting forth, for each item, the full legal name of the owner of record and including the following information: (I) for each patent and patent application included in the Company Registered IP (collectively, the “Company Patents”), the patent number or application serial number for each applicable jurisdiction and the date filed or issued; (II) for each registered trademark, trade name or service mark, the application serial number or registration number, for each country and province and state, and the class of good covered; (III) for any URL or domain name, the registration date, any renewal date and name of registry; (IV) for each registered mask work, the date of first commercial exploitation, the registration number and date of registration, for each by country, province and state; and (V) for each registered copyrighted work, the number and date of registration for each by country, province and state in which a copyright application has been registered); and (y) all hardware products and tools, software and firmware products and tools, and services that are both material to the Company and are currently sold, published, offered for sale, or under development by the Company or any of its Subsidiaries.

(ii) The Company and each of its Subsidiaries has complied with all the requirements of all United States and foreign patent offices and all other applicable Governmental Authorities to maintain the Company Patents in full force and effect, including payment of all required material fees when due to such offices or agencies.

(b) Each item of material Company IP is either: (i) owned solely by the Company free and clear of any Liens other than Permitted Liens, or (ii) rightfully used and authorized for use by the Company and each of its Subsidiaries and their respective permitted successors pursuant to a valid and enforceable written license. The Company and each of its Subsidiaries has and has had all rights in the Company IP necessary to carry out the Company’s and its Subsidiaries’ current activities.

(c) Since February 1, 2005, the Company and each of its Subsidiaries has not breached, violated or defaulted under, or received written notice that it has breached, violated or defaulted under, any of the terms or conditions of, and, to the Knowledge of the Company, the Company is in compliance in all material respects with, any material license, sublicense or other agreement to which the Company or any of its Subsidiaries is a party or is otherwise bound relating to any of material Company IP, nor does the Company have knowledge of any event or occurrence that would reasonably be expected to constitute such a breach, violation or default (with or without the lapse of time, giving of notice or both). To the Knowledge of the Company as of the date hereof, (i) immediately following the Closing Date, the Surviving Corporation will be permitted to exercise all of the Company’s and its Subsidiaries’ rights under such contracts, licenses and agreements to the same extent the Company and its Subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than fees, royalties or payments which the Company or any of its Subsidiaries would otherwise have been required to pay had the transactions contemplated by this Agreement not occurred and (ii) neither the Company nor any of its Subsidiaries is obligated to provide any material consideration (whether financial or otherwise) to any third party, nor is any third party otherwise entitled to any material consideration, with respect to any exercise of rights by the Company, any of its Subsidiaries or the Surviving Corporation, as successor to the Company or any of its Subsidiaries in the Company IP.

(d) Other than as would not reasonably be expected to have a Company Material Adverse Effect, (i) the use of the Company IP by the Company or any of its Subsidiaries as currently used has not infringed and does not and will not infringe any other Person’s copyrights, trade secret rights, right of privacy, right in personal data, moral right, patent, trademark, service mark, trade name, firm name, logo, trade dress, mask work or other intellectual property right, nor give rise to any claim of unfair competition under any Applicable Law, (ii) no written claims (x) challenging the validity, enforceability, effectiveness or ownership by the Company or any of its Subsidiaries of any of the Company IP or (y) to the effect that the use, reproduction, modification, manufacture, distribution, licensing, sublicensing, sale, or any other exercise of rights in any Company IP by the Company or any of its Subsidiaries or by any licensee of the Company or any of its Subsidiaries infringes or will infringe on any intellectual property or other proprietary or personal right of any Person have been asserted against the Company or any of its Subsidiaries during the five (5) year period immediately preceding the date hereof, nor is any such written claim currently pending, and, to the Knowledge of the Company, no such claim is threatened by any Person and there does not exist any valid basis for such a claim. There are no legal or governmental proceedings, including interference, re-examination, reissue, opposition, nullity, or cancellation proceedings pending that relate to any of the Company Registered IP, other than review of pending patent and trademark applications, and to the Knowledge of the Company no such proceedings are threatened or contemplated by any Governmental Authority or any other Person. To the Knowledge of the Company, there is no unauthorized use, infringement, or misappropriation of any Company IP owned by the Company or any of its Subsidiaries by any third party or by any current, former, or retired employee, officer, or director of the Company or any of its Subsidiaries.

(e) The Company and each of its Subsidiaries has obtained from all parties (including each current, former, or retired employee, officer, and director of the Company and each of its Subsidiaries) who have created any portion of, or otherwise who would have any rights in or to, the Company IP owned by the Company or any of its Subsidiaries valid and enforceable written assignments of any such work, invention, improvement or other rights to the Company and its Subsidiaries.

(f) The transactions contemplated by this Agreement will not materially impair or otherwise materially adversely affect any rights of the Company or any of its Subsidiaries in any Company IP.

(g) Other than in the ordinary course of business, neither the Company nor any of its Subsidiaries has disclosed or delivered to any escrow agent or any other Person any of the source code relating to any Company IP, and no other Person has the right, contingent or otherwise, to obtain access to or use any such source code. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license, or disclosure of any source code to any Person who is not, as of the date of this agreement, an employee of the Company or its Subsidiaries.

(h) The Company and each of its Subsidiaries has taken commercially reasonable measures to protect its ownership of, and rights in, all Company IP owned by the Company or any of its Subsidiaries in accordance with standard industry practices. Without limiting the foregoing, the Company and its Subsidiaries use commercially reasonable efforts not to make any of their trade secrets or other confidential or proprietary information that they intend to maintain as confidential (including source code with respect to Company IP) available to any other Person except pursuant to written agreements requiring such Person to maintain the confidentiality of such information.

(i) The Company IP does not contain any computer code designed to disrupt, disable or harm in any manner the operation of any software or hardware. To the Knowledge of the Company, none of the Company IP contains any unauthorized feature (including any worm, bomb, backdoor, clock, timer or other disabling device, code, design or routine) that causes the software or any portion thereof to be erased, inoperable or otherwise incapable of being used, either automatically, with the passage of time or upon command by any Person.

(j) Section 4.20(j) of the Company Disclosure Schedule sets forth a complete and accurate list of all material license and similar agreements granting any right (whether contingent or otherwise) to use or practice any rights under any Company IP, indicating for each such agreement whether the Company or any of its Subsidiaries is the licensee or licensor thereunder, excluding any agreements required to be listed on or expressly exempted from being listed on Section 4.20(k), (l) as if such Section applied to all Company Products) and (n) of the Company Disclosure Schedule.

(k) Section 4.20(k) of the Company Disclosure Schedule contains a true and complete list in all material respects of all third-party Software (i) sold with, incorporated into, distributed in connection with or used in the development of any Company Product or (ii) used or held for use by the Company or any of its Subsidiaries for any other purpose (excluding any Publicly Available Software and, for purposes of clause (ii) only, any generally available, off-the-shelf software programs licensed to the Company on standard terms), setting forth for each such item (A) all licenses and similar agreements pursuant to which the Company or any of its Subsidiaries holds rights thereto, (B) the Company Product(s) to which the item relates, if any, (C) whether such item is embedded in, bundled or otherwise distributed with any Company Product and, if so, specifying whether such item is embedded, bundled or otherwise distributed in source or binary form, (D) whether such item is used, offered or made available, whether alone or as part of any Company Product (including any Company Product currently under development), on a hosted or similar basis by the Company or any of its Subsidiaries, and (E) whether such item has been modified by or on behalf of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has been subjected to an audit of any kind in connection with any license or other agreement pursuant to which the Company or any of its Subsidiaries hold rights to any third-party Intellectual Property, nor received any notice of intent to conduct any such audit.

(l) Section 4.20(l) of the Company Disclosure Schedule, contains a true and complete list of all code sold with, incorporated into, or distributed in connection with any Company Product set forth on Section 4.20(l) that is, in whole or in part, subject to the provisions of any license to Publicly Available Software, setting forth for each such item (i) all licenses and similar agreements pursuant to which the Company or any of its Subsidiaries holds rights thereto, (ii) the Company Product(s) to which the item relates, (iii) whether such item is embedded in, bundled or otherwise distributed with any Company Product and, if so, specifying whether such item is embedded, bundled or otherwise distributed in source or binary form, (iv) whether such item is used, offered or made available, whether alone or as part of any Company Product (including any Company Product currently under development), on a hosted or similar basis by the Company or any of its Subsidiaries, and (v) whether such item has been modified by or on behalf of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has incorporated into any Company Product (including any Company Product currently under development) or otherwise accessed, used or distributed any Publicly Available Software, in whole or in part, in a manner that may (x) require or condition the use, hosting, or distribution of any Company IP on the disclosure, licensing, or distribution of any source code for any portion of such Company IP or (y) otherwise impose any limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use, host, or distribute any Company IP, and neither the Company nor any of its Subsidiaries has any plans to do any of the foregoing.

(m) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has transferred ownership of, or granted any exclusive license with respect to, any Company IP owned by the Company or any of its Subsidiaries to any other Person.

(n) No funding, facilities or personnel of any educational institution or Governmental Authority were used to develop or create, in whole or in part, any material Company IP owned or purported to be owned by the Company or any of its Subsidiaries, including any portion of any Company Product, in a manner that could require the Company or any of its Subsidiaries to grant or offer to any other Person any license or other rights in such Company IP. Except as specified on Section 4.20(n) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has ever been a member or promoter of, or a contributor to, any industry standards body or similar organization.

(o) Except as set forth on Section 4.20(o) of the Company Disclosure Schedule, other than in the ordinary course of business, neither the Company nor any of its Subsidiaries has ever agreed to indemnify any Person for or against any interference, infringement, misappropriation, or other conflict with respect to any of the Company IP or any Intellectual Property that was formerly Company IP.

(p) Except as set forth on Section 4.20(p) of the Company Disclosure Schedule, neither the Company nor any Subsidiary is obligated to provide any material improvement, enhancement, change in functionality or other alteration to the performance of any Company Product, other than error corrections and upgrades if and when made available to Company’s customers generally. The versions of the Company Products currently supported by the Company and its Subsidiaries are set forth on Section 4.20(p) of the Company Disclosure Schedule. Except as set forth on Section 4.20(p) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries has granted any other Person the right to furnish support or maintenance services with respect to any Company Products to any other Person, other than any reseller or ISV partner or similar agreements under which a Third Party is obligated to provide a portion of standalone support services.

Section 4.21. Properties.

(a) (i) The Company and each of its Subsidiaries has good and marketable title to, or in the case of leased property and leased tangible assets, valid leasehold interests in, all of its material real properties and material tangible assets and (ii) all such assets and real properties, other than assets and real properties in which the Company or any of its Subsidiaries has leasehold interests, are free and clear of all Liens, except for Permitted Liens.

(b) Section 4.21(b) of the Company Disclosure Schedule sets forth a complete and correct list of all real property and interests in real property currently owned by the Company or any of its Subsidiaries (each, an “Owned Real Property”) and leased by the Company or any of its Subsidiaries in respect of which the Company or any of its Subsidiaries has annual rental obligations of $500,000 or more (each, a “Leased Real Property”).

(c) With respect to each material Leased Real Property, neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted anyone a right to use or occupy such Leased Real Property or any material portion thereof. The Company and each of its Subsidiaries enjoy peaceful and undisturbed possession of the Owned Real Property and the Leased Real Property, except where the failure to have such possession would not reasonably be expected to have a Company Material Adverse Effect.

Section 4.22. Interested Party Transactions. (i) Neither the Company nor any of its Subsidiaries is a party to any transaction or agreement with any Affiliate, stockholder that beneficially owns 5% or more of the Company Common Stock, or director or Executive Officer of the Company or, to the Knowledge of the Company, any Affiliate of any such owner, Executive Officer or director, and (ii) no event has occurred since January 31, 2005 that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Section 4.23. Certain Business Practices. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries nor (to the Knowledge of the Company) any director, officer, agent or employee of the Company or any of its

Subsidiaries at the direction of or on behalf of the Company or any of its Subsidiaries (i) used any funds for unlawful contributions, gifts, entertainment or other expenses relating to political activity or for the business of the Company or any of its Subsidiaries or (ii) made any bribe or kickback, illegal political contribution or other unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977.

Section 4.24. Finders’ Fees. Except for Goldman, Sachs & Co., there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries, Affiliates, or any of their respective officers or directors in their capacity as officers or directors, who might be entitled to any banking, broker’s finder’s or similar fee or commission in connection with the Merger and the other transactions contemplated by this Agreement.

Section 4.25. Opinion of Financial Advisor. The Company Board has received from the Company’s financial advisor, Goldman Sachs & Co., an opinion, dated as of the date of this Agreement, to the effect that, as of such date and based upon and subject to the matters and limitations set forth therein, the $19.375 in cash per share of Company Common Stock to be received in the Merger by the holders of Company Common Stock is fair, from a financial point of view, to such holders. A signed copy of such opinion shall be delivered to Parent as soon as reasonably practicable following the date hereof for information purposes only.

Section 4.26. Antitakeover Statutes and Company Rights Agreement.

(a) The Company has taken all action necessary to exempt the Merger, this Agreement, the Voting Agreements and the other transactions contemplated hereby or thereby from the restrictions on business combinations and voting requirements contained in Section 203 of Delaware Law. No other “control share acquisition,” “fair price,” “moratorium” or other antitakeover Applicable Law applies to the Merger, this Agreement, the Voting Agreements or any of the other transactions contemplated hereby or thereby.

(b) The Company has taken all action necessary (i) to render the Company Rights Agreement inapplicable to the Merger, this Agreement, the Voting Agreements and the other transactions contemplated hereby or thereby, and (ii) to ensure that (A) neither Parent, Merger Subsidiary nor any of their Affiliates will become an “Acquiring Person” (as such term is defined in the Company Rights Agreement) and (B) neither a “Shares Acquisition Date” nor a “Distribution Date” (each as defined in the Company Rights Agreement) shall occur, in each case, by reason of the approval or execution of this Agreement, the announcement or consummation of the Merger, this Agreement, the Voting Agreements or the transactions contemplated hereby and thereby; and (iii) to cause the Company Rights Agreement to terminate at the Effective Time.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to the Company that:

Section 5.01. Corporate Existence and Power. Each of Parent and Merger Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers required to carry on its business as now conducted. Since the date of its incorporation, Merger Subsidiary has not engaged in any activities other than in connection with or as contemplated by this Agreement.

Section 5.02. Corporate Authorization. Each of Parent and Merger Subsidiary has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Subsidiary. This Agreement constitutes a valid and binding agreement of each of Parent and Merger Subsidiary, enforceable against each such Person in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium and other similar Applicable Law affecting creditors’ rights generally and by general principles of equity.

Section 5.03. Governmental Authorization. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of (A) the HSR Act and (B) the Foreign Competition Laws, (iii) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other U.S. state or federal securities laws, and (iv) any actions or filings the absence of which would not reasonably be expected to prevent, materially delay or materially impair Parent’s ability to consummate the Merger and the other transactions contemplated by this Agreement.

Section 5.04. Non-contravention. The execution, delivery and performance by Parent and Merger Subsidiary of this Agreement and the consummation by Parent and Merger Subsidiary of the transactions contemplated hereby do not and will not (with or without notice or lapse of time, or both) (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation or bylaws of Parent or the certificate of incorporation and bylaws of Merger Subsidiary, (ii) assuming compliance with the matters referred to in Section 5.03, contravene, conflict with or result in a violation or breach of any provision of any Applicable Law or Judgment, or (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, or constitute a change of control or default under, or result in termination or give to others any right of termination, vesting, amendment, acceleration or cancellation of any Contract to which Parent, Merger Subsidiary or any other Subsidiary of Parent is a party, or by which they or any of their respective properties or assets may be bound or affected, with such exceptions, in the case of each of clauses (ii) and (iii) above, as would not reasonably be expected to prevent, materially delay or materially impair the ability of Parent and Merger Subsidiary to consummate the transactions contemplated by this Agreement.

Section 5.05. Disclosure Documents. None of the information provided by Parent specifically for inclusion in the Proxy Statement or any amendment or supplement thereto, at the time the Proxy Statement or any amendment or supplement thereto is first mailed to stockholders of the Company and at the time of the Stockholder Meeting, will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

Section 5.06. Litigation. As of the date hereof, there is no Proceeding pending against or, to the knowledge of Parent, threatened against or affecting, Parent or any of its Subsidiaries that would reasonably be expected to prevent, materially delay or materially impair Parent’s or Merger Subsidiary’s ability to consummate the transactions contemplated by this Agreement. Neither Parent nor any of its Subsidiaries is subject to any Judgment that would, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair Parent’s or Merger Subsidiary’s ability to consummate the transactions contemplated by this Agreement.

Section 5.07. Financing. At the Closing, Parent will have sufficient cash, available lines of credit or other sources of immediately available funds to enable Parent to pay the aggregate Merger Consideration and to perform its obligations with respect to the transactions contemplated by this Agreement.

ARTICLE 6

COVENANTS

Section 6.01. Conduct of the Company. Except for matters expressly permitted or contemplated by this Agreement, any other agreement or instrument being entered into in connection with this Agreement or as set forth on Section 6.01 of the Company Disclosure Schedule, required by Applicable Law or with the prior written consent of Parent, from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and use its commercially reasonable efforts to (i) preserve intact its material assets, Intellectual Property and business organization, (ii) keep available the services of its directors, officers and employees, (iii) maintain in effect all of its material Governmental Authorizations and (iv) maintain satisfactory relationships with its material customers, lenders, suppliers, licensors, licensees, distributors and others having material business relationships with it. Without limiting the generality of the foregoing, except for matters expressly permitted or contemplated by this Agreement, any other agreement or instrument being entered into in connection with this Agreement or as set forth on Section 6.01 of the Company Disclosure Schedule, or required by Applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, do any of the following without the prior written consent of Parent (which consent shall not in the case of clauses (c)(i)(C), (e), (f), (g), (h)(i), (h)(ii), (k), (m), (n), (o) and (h)(iii) (with respect to amendments to Company Employee Plans or entering into offer letters with non-executive officer employees in the ordinary course of business consistent with past practice), be unreasonably withheld or delayed, and which consent shall be presumed to have been granted in the case of clauses (e), (f) and (g) if the Company sends a written notice via national overnight courier to the Senior Vice President, Corporate Development, and General Counsel of Parent and does not receive a response from Parent within five (5) Business Days of requesting consent):

(a) amend the Company’s certificate of incorporation, bylaws or other comparable charter or organizational documents of the Company (whether by merger, consolidation or otherwise);

(b) (i) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock, property or otherwise) in respect of, or enter into any agreement with respect to the voting of, any capital stock of the Company or any of its Subsidiaries, other than dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent (except distributions under the ESPP in the ordinary course and for distributions resulting from the vesting or exercise of Company Compensatory Awards), (ii) split, combine or reclassify any capital stock of the Company, (iii) except as otherwise provided in Section 6.01(c) below, issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of capital stock of the Company or any of its Subsidiaries, (iv) purchase, redeem or otherwise acquire any Company Securities or Company Subsidiary Securities, except for acquisitions of Company Common Stock by the Company in satisfaction by holders of Company Compensatory Awards of the applicable exercise price and/or withholding taxes or (v) take any action that would result in any amendment, modification or change of any term of any Indebtedness of the Company or any of its Subsidiaries and that would be materially adverse to the Company and its Subsidiaries, taken as a whole;

(c) (i) issue, deliver, sell, grant, pledge, transfer, subject to any Lien or otherwise encumber or dispose of any Company Securities or Company Subsidiary Securities, other than (A) the issuance of shares of Company Common Stock upon the exercise of Company Stock Options or pursuant to the terms of the Company Restricted Stock Units that are outstanding on the date of this Agreement, in each case in accordance with the applicable equity award’s terms as in effect on the date of this Agreement, (B) the issuance of shares of Company Common Stock pursuant to the ESPP and in accordance with Section 2.06(e), or (C) the issuance of Company Stock Options with respect to no more than (1) 10,500,000 shares of Company Common Stock in the aggregate in the first fiscal quarter of 2008 and (2) 500,000 shares of Company Common Stock in the aggregate in any subsequent fiscal quarter to employees in the ordinary course of business consistent with past practice, with a per share exercise price of no less than the then-current market price of a share of Company Common Stock, or (ii) amend any term of any Company Security or any Company Subsidiary Security (in each case, whether by merger, consolidation or otherwise);

(d) adopt a plan or agreement of, or resolutions providing for or authorizing, complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, each with respect to the Company or any of its Subsidiaries other than transactions solely among the Company and its Subsidiaries or among the Company’s Subsidiaries;

(e) incur any capital expenditures or any obligations or liabilities in respect thereof (i) with respect to expenditures other than for the improvement of Owned Real Property that are in excess of $7,500,000 in the aggregate in any particular fiscal quarter or (ii) $5,000,000 for the improvement of Owned Real Property;

(f) acquire any assets or capital stock of any Person or division thereof in connection with a purchase of such Person’s business whether in whole or in part (whether by purchase of stock, purchase of assets, merger, consolidation, or otherwise);

(g) sell, lease, license, pledge, transfer, subject to any Lien or otherwise dispose of any of its material Intellectual Property, material assets or material properties except (i) pursuant to existing contracts or commitments, (ii) sales of inventory or used equipment in the ordinary course of business consistent with past practice, (iii) Permitted Liens incurred in the ordinary course of business consistent with past practice or (iv) pursuant to Contracts contemplated by Section 6.01(m)(i)-(vi);

(h) (i) grant to any current or former director, officer, employee or consultant of the Company or any of its Subsidiaries any (A) increase in compensation, (B) bonus or (C) benefits in addition to those pursuant to arrangements in effect on the date hereof, except annual merit increases in base salaries of non-executive officer employees of the Company and its Subsidiaries in the ordinary course consistent with past practice approved prior to the date hereof that, in the aggregate, (x) do not exceed 6% of the aggregate current annualized base salaries of all non-executive officers of the Company or (y) 6% in the aggregate and 8% for any individual executive officer employees of the Company, (ii) grant to any current or former director, officer, employee or consultant of the Company or any of its Subsidiaries any severance or termination pay or benefits or any increase in severance, change of control or termination pay or benefits, except in connection with actual termination in the ordinary course of any such Person to the extent required under Applicable Law or existing plans, policies, agreements or arrangements listed on Section 4.16(a) of the Company Disclosure Schedule, (iii) establish, adopt, enter into or amend any Company Employee Plan (other than offer letters that contemplate “at will” employment without severance benefits) or collective bargaining agreement, in each case except as required by Applicable Law, (iv) take any action to amend or waive any performance or vesting criteria or accelerate any rights or benefits or take any action to fund or in any other way secure the payment of compensation or benefits under any Company Employee Plan except to the extent required pursuant to the terms thereof or Applicable Law, (v) appoint an independent committee pursuant to Section 13 of the Change in Control Severance Plan, (vi) establish or fund a trust for paying benefits under any Company Employee Plan, including Section 15 of the Change in Control Severance Plan, (vii) terminate the employment of any Company employee eligible for benefits under the Change in Control Severance Plan or any other Company Employee Plan in a termination that would reasonably be expected to be a “Qualified Termination” within the meaning of Section 2(x) of the Change in Control Severance Plan or would reasonably be expected to result in the payment of severance or similar benefits under any of the change in control agreements listed on Section 7.02(c) of the Company Disclosure Scheduleor (viii) make any Person a beneficiary of any retention plan under which such Person is not as of the date of this Agreement a beneficiary which would entitle such Person to vesting, acceleration or any other right as a consequence of consummation of the transactions contemplated by this Agreement;

(i) hire any new employee except for Persons who expressly agree in writing to waive the right to payments or benefits under the Change in Control Severance Plan or any other similar Company Employee Plan in connection with the transactions contemplated by this Agreement;

(j) (A) write-down any of its material assets, including any Company IP, or (B) make any change in any method of financial accounting principles, method or practices, in each case except for any such change required by GAAP or Applicable Law, including Regulation S-X under the Exchange Act (in each case following consultation with the Company’s independent auditor);

(k) (A) (i) repurchase or prepay any Indebtedness in excess of $5,000,000 in the aggregate or (ii) incur any Indebtedness, other than drawdowns under existing credit facilities, including by way of a guarantee or an issuance or sale of debt securities, or issue and sell options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, enter into any “keep well” or other Contract to maintain any financial statement or similar condition of another person or enter into any arrangement having the economic effect of any of the foregoing (other than (x) in connection with the financing of ordinary course trade payables consistent with past practice, or (y) accounts payable in the ordinary course of business consistent with past practice), or (B) make any loans, advances or capital contributions to, or investments in, any other Person, other than (x) to the Company or any of its Subsidiaries, (y) accounts receivable and extensions of credit in the ordinary course of business, and advances in expenses to employees, in each case in the ordinary course of business consistent with past practice or (z) pursuant to existing Contracts;

(l) agree to any exclusivity, non-competition, most favored nation, or similar provision or covenant restricting the Company, any of its Subsidiaries or any of their respective Affiliates, from competing in any line of business or with any Person or in any area or engaging in any activity or business (including with respect to the development, manufacture, marketing or distribution of their respective products or services), or pursuant to which any benefit or right would be required to be given or lost as a result of so competing or engaging, or which would have any such effect on Parent or any of its Affiliates after the consummation of the Merger or the Closing Date other than in connection with customer Contracts entered into in the ordinary course of business consistent with past practice;

(m) enter into any Contract, or relinquish or terminate any Contract or other right, in any individual case with an annual value in excess of $1,500,000 individually or an aggregate value in excess of $5,000,000, other than (i) entering into software license agreements where the Company or any of its Subsidiaries is the licensor in the ordinary course of business consistent with past practice, (ii) service or maintenance contracts entered into in the ordinary course of business consistent with past practice pursuant to which the Company or any of its Subsidiaries is providing services to customers, (iii) termination of leases in connection with restructuring or otherwise that do not have a material adverse impact on the business of the Company or any of its Subsidiaries, (iv) non-exclusive distribution, marketing, reselling or consulting agreements entered into in the ordinary course of business consistent with past practice that provide for distribution of a Company Product by a third party, (v) non-exclusive OEM agreements entered into in the ordinary course of business consistent with past practice that are terminable without penalty within twelve months or (vi) Contracts with vendors or suppliers entered into in the ordinary course of business consistent with past practice;

(n) (i) make or change any material Tax election (other than in the ordinary course of business consistent with past practices), change any annual Tax accounting period, adopt or change any material method of Tax accounting, amend any material Tax Returns or file any material claim for Tax refunds, enter into any closing agreement, enter into any material Tax allocation agreement, Tax sharing agreement or Tax indemnity agreement (other than (A) any such agreement solely between the Company and/or any of its wholly-owned Subsidiaries or (B) any customary commercial or financing agreements, entered into in the ordinary course of business consistent with past practices), or surrender any right to claim a material Tax refund (including any such refund to the extent it is used to offset or otherwise reduce Tax liability), in each case if such action would have any adverse impact on the Company and its Subsidiaries, or (ii) settle any Tax claim, audit or assessment for an amount, with respect to each such settlement, that exceeds the greater of (I) $500,000 and (II) the amount reserved with respect to such item or items, provided, however, that this clause (II) shall not be applicable if such settlement otherwise permitted under this clause (II) could reasonably be expected to have an adverse impact on the Company and its Subsidiaries in future taxable years;

(o) (i) institute, pay, discharge, compromise, settle or satisfy (or agree to do any of the preceding with respect to) any claims, liabilities or obligations (whether absolute, accrued, asserted or unasserted, contingent or otherwise), in excess of $500,000 in any individual case, other than (w) as required by their terms as in effect on the date of this Agreement, (x) claims, liabilities or obligations reserved against on the Company Balance Sheet (for amounts not in excess of such reserves), (y) incurred since the date of such financial statements in the ordinary course of business consistent with past practice, provided that, in the case of each of (w), (x) or (y), the payment, discharge, settlement or satisfaction of such claim, liability or obligation does not include any material obligation (other than the payment of money) to be performed by the Company or any of its Subsidiaries following the Closing Date or (z) payments in respect of Taxes required by a Governmental Authority, which shall be governed by clause (n), (ii) waive, relinquish, release, grant, transfer or assign any right with a value of more than $500,000 in any individual case except in the ordinary course of business consistent with past practice, or (iii) waive any material benefits of, or agree to modify in any adverse respect, or fail to enforce, or consent to any matter with respect to which its consent is required under, any confidentiality, standstill or similar Contract to which the Company or any of its Subsidiaries is a party; or

(p) authorize, commit or agree to take any of the foregoing actions.

Section 6.02. Stockholder Meeting; Board Recommendation; Proxy Material.

(a) The Company shall establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (the “Stockholder Meeting”) as promptly as practicable after the date hereof, for the purpose of voting on the matters requiring Stockholder Approval; provided, that the Stockholder Meeting shall not be held prior to April 4, 2008; and provided, further that (i) if the Company is unable to obtain a quorum of its stockholders at such time, the Company may adjourn or postpone the date of the Stockholder Meeting by no more than five (5) Business Days and the Company shall use its reasonable best efforts during such five (5) Business Day period to obtain such a quorum as soon as practicable, and (ii) the Company may delay, adjourn or postpone the Stockholder Meeting to the extent (and only to the extent) the Company reasonably determines that such delay, adjournment or postponement is required by Applicable Law to comply with any comments made by the SEC with respect to the Proxy Statement or otherwise. Subject to the occurrence of an Adverse Recommendation Change in accordance with Section 6.03, the Company Board shall make the Board Recommendation and use its reasonable best efforts to obtain the Stockholder Approval, and the Company shall otherwise comply with all Applicable Laws applicable to the Stockholder Meeting. Without limiting the generality of the foregoing, unless this Agreement is terminated in accordance with Section 8.01, the Company shall establish a record date for, call, give notice of, convene and hold the Stockholder Meeting and the matters constituting the Stockholder Approval shall be submitted to the Company’s stockholders at the Stockholder Meeting whether or not (A) an Adverse Recommendation Change shall have occurred or (B) any Acquisition Proposal or Superior Proposal shall have been publicly proposed or announced or otherwise submitted to the Company or any of its Representatives. Unless this Agreement is terminated in accordance with Section 8.01, the Company agrees that it shall not submit to the vote of the stockholders of the Company any Acquisition Proposal (whether or not a Superior Proposal) prior to the vote of the Company’s stockholders with respect to the Merger at the Stockholder Meeting. The notice of such Stockholder Meeting shall state that a resolution to approve and adopt this Agreement and the Merger will be considered at the Stockholder Meeting, and no other matters shall be considered or voted upon at the Stockholder Meeting without Parent’s prior written consent. The Company agrees it shall establish a record date (the “Record Date”) for the Stockholder Meeting that is approximately thirty (30) days prior to the date of the Stockholder Meeting, provided, however, that the Company shall establish a Record Date that is no later than May 30, 2008. Once the Company has established the Record Date, the Company shall not change such Record Date or establish a different record date for the Stockholder Meeting, unless required to do so by Applicable Law. In the event that the date of the Stockholder Meeting as originally called is for any reason adjourned or postponed or otherwise delayed, the Company agrees that it shall implement such adjournment or postponement or other delay in such a way that the Company does not establish a new record date for the Stockholder Meeting, as adjourned, postponed or delayed, except as required by Applicable Law. In the event that at any time (whether before or after the date of this Agreement) there shall be instituted or pending any Proceeding initiated by any Person challenging or seeking to make illegal, delay or otherwise directly or indirectly restrain or prohibit the consummation of the Merger, the Company shall use its reasonable best efforts to defend such litigation and to do all things necessary, proper or advisable such that the Company shall not be required to establish a Record Date that is later than May 30, 2008, and shall not be required to change any Record Date that had been previously established.

(b) Except to the extent expressly permitted by Section 6.03(d): (i) the Company Board (as it may be constituted on the date hereof) shall unanimously recommend that the Company’s stockholders vote in favor of the adoption and approval of this Agreement and approval of the Merger (the “Board Recommendation”) at the Stockholder Meeting; (ii) the Proxy Statement shall include the Board Recommendation; and (iii) neither the Company Board nor any committee thereof shall fail to make, withdraw or modify, or publicly propose to withhold, withdraw or modify, in a manner adverse to Parent or Merger Subsidiary, the Board Recommendation.

(c) As promptly as practicable after the date hereof, the Company and Parent shall prepare jointly and the Company shall file with the SEC the Proxy Statement (but in no event later than thirty (30) calendar days after the date of this Agreement) and as soon as practicable thereafter use its reasonable best efforts to mail to its stockholders the Proxy Statement (but in no event later than five (5) Business Days following clearance of the Proxy Statement by the SEC) and all other proxy materials for the Stockholder Meeting, and if necessary in order to comply with applicable securities laws, after the Proxy Statement shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies. The Company and Parent, as the case may be, shall furnish all information concerning the Company or Parent as the other party hereto may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement. Parent and its counsel shall be given a reasonable opportunity to review and comment on the Proxy Statement before such document (or any amendment or supplement thereto) is filed with the SEC, and the Company shall include in such document any comments reasonably proposed by Parent and its counsel. The Company shall (i) as promptly as practicable after receipt thereof, provide Parent and its counsel with copies of any written comments, and advise Parent and its counsel of any oral comments, with respect to the Proxy Statement (or any amendment or supplement thereto) received from the SEC or its staff, (ii) provide Parent and its counsel a reasonable opportunity to review the Company’s proposed response to such comments, (iii) include in the Company’s written response to such comments any comments reasonably proposed by Parent and its counsel, and (iv) provide Parent and its counsel a reasonable opportunity to participate in any discussions or meetings with the SEC.

Section 6.03. No Solicitation.

(a) Neither the Company nor any of its Subsidiaries shall, nor shall the Company or any of its Subsidiaries authorize or permit any of its or their Representatives to, and the Company shall instruct, and cause each applicable Subsidiary, if any, to instruct, each such Representative not to, directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal or the making of any inquiry, offer or proposal that could reasonably be expected to lead to any Acquisition Proposal, or, subject to Section 6.03(b), (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any Third Party that is seeking to make, or has made, any Acquisition Proposal, (ii) (A) approve any transaction under, or any Third Party becoming an “interested stockholder” under, Section 203 of Delaware Law, or (B) amend or grant any waiver or release or approve any transaction or redeem any Company Rights under the Company Rights Agreement, except in connection with the transactions contemplated by this Agreement, (iii) enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract relating to any Acquisition Proposal or enter into any agreement or agreement in principle requiring the Company to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder, or

(iv) resolve, propose or agree to do any of the foregoing. Without limiting the foregoing, it is understood that any violation of the foregoing restrictions by any Subsidiary of the Company or Representatives of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 6.03 by the Company. The Company shall, and shall cause its Subsidiaries to cease immediately and cause to be terminated, and shall not authorize or knowingly permit any of its or their Representatives to continue, any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date hereof with respect to any Acquisition Proposal and shall use its reasonable best efforts to cause any such Third Party (or its agents or advisors) in possession of non-public information in respect of the Company or any of its Subsidiaries that was furnished by or on behalf of the Company and its Subsidiaries to return or destroy (and confirm destruction of) all such information.

(b) Notwithstanding the foregoing provisions of Section 6.03(a), prior to the Stockholder Approval, the Company Board, directly or indirectly through any Representative, may (i) engage in negotiations or discussions with any Third Party that has made (and not withdrawn) a bona fide unsolicited Acquisition Proposal in writing after the date of this Agreement, that did not result from or arise out of a breach of this Section 6.03 (other than any such breach that is unintentional and immaterial in effect), and that the Company Board believes in good faith, after consultation with its outside legal counsel and financial advisor of nationally recognized reputation, constitutes or would reasonably be expected to lead to a Superior Proposal, and (ii) thereafter furnish to such Third Party non-public information relating to the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement, but in each case under the preceding clauses (i) and (ii), only if the Company Board determines in good faith, after consultation with outside legal counsel to the Company Board, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

(c) The Company Board shall not take any of the actions referred to in clauses (i) or (ii) of Section 6.03(b), unless the Company shall have notified Parent in writing at least three (3) Business Days before taking such action that it intends to take such action. The Company shall notify Parent promptly (but in no event later than 24 hours) after it obtains knowledge of the receipt by the Company (or any of its Representatives) of any Acquisition Proposal, any inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, or any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party. In such notice, the Company shall identify the Third Party making, and the terms and conditions of, any such Acquisition Proposal, indication, offer, proposal or request. The Company shall keep Parent reasonably informed, on a prompt basis, of the status and material terms of any such Acquisition Proposal, indication or request, including any material amendments or proposed amendments as to price and other material terms thereof. The Company shall provide Parent with the same amount of prior notice of any meeting of the Company Board at which the Company Board is reasonably expected to consider any Acquisition Proposal as the members of the Company Board are provided of such meeting. The Company shall, subject to Applicable Law, promptly provide Parent with any non-public information concerning the Company’s business, present or future performance, financial condition or results of operations, provided to any Third Party that was not previously provided to Parent.

(d) Neither the Company Board nor any committee thereof shall duly (i) fail to make, withdraw or modify, or publicly propose to withhold, withdraw or modify, in a manner adverse to Parent or Merger Subsidiary, the Board Recommendation, (ii) approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, any Acquisition Proposal or Superior Proposal, (iii) fail to recommend against acceptance of any tender offer or exchange offer for the Company Common Stock within ten (10) Business Days after the commencement of such offer, (iv) make any public statement inconsistent with the Board Recommendation, or (v) resolve or agree to take any of the foregoing actions (any of the foregoing, an “Adverse Recommendation Change”). Notwithstanding the preceding sentence, at any time prior to the Stockholder Approval,

(i) the Company Board, following receipt of and on account of a Superior Proposal, may make an Adverse Recommendation Change, but only if the Company Board determines in good faith, after consultation with outside legal counsel to the Company Board, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law; provided, however, that the Company Board shall not make an Adverse Recommendation Change, unless (i) the Company promptly notifies Parent, in writing at least four (4) Business Days before making an Adverse Recommendation Change (the “Notice Period”), of its intention to take such action with respect to a Superior Proposal, (ii) the Company attaches to such notice the most current version of the proposed agreement or a detailed summary of all material terms of any such Superior Proposal (which version or summary shall be updated on a prompt basis) and the identity of the Third Party making the Superior Proposal, (iii) the Company shall, and shall cause its financial and legal advisors to, during the Notice Period, negotiate with Parent in good faith to make such adjustments in the terms and conditions of this Agreement so that such Acquisition Proposal ceases to constitute a Superior Proposal, if Parent, in its discretion, proposes to make such adjustments; it being agreed that in the event that, after commencement of the Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Notice Period shall be extended, if applicable, to ensure that at least two (2) Business Days remains in the Notice Period subsequent to the time the Company notifies Parent of any such material revision (it being understood that there may be multiple extensions); and (iv) Parent does not make, within the Notice Period, an offer that is determined by the Company Board in good faith, after consulting with its outside counsel and financial advisor of nationally recognized reputation, to be at least as favorable to the stockholders of the Company as such Superior Proposal; and

(ii) the Company Board may, in response to a material fact, event, change, development or set of circumstances (other than an Acquisition Proposal occurring or arising after the date of this Agreement) that was neither known to the Company Board nor reasonably likely as of or prior to the date of this Agreement (and not relating in any way to any Acquisition Proposal) (such material fact, event, change, development or set of circumstances, an “Intervening Event”), fail to make, withdraw or modify, in a manner adverse to Parent or Merger Subsidiary, the Board Recommendation (which shall be deemed to be an “Adverse Recommendation Change”) if the Company Board determines in good faith, after consultation with outside legal counsel to the Company Board, that, in light of such Intervening Event, the failure of the Company Board to effect such an Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided that no fact, event, change, development or set of circumstances shall constitute an Intervening Event if such fact, event, change, development or set of circumstances resulted from or arose out of the announcement, pendency or consummation of the Merger; and, provided, further, that the Company shall not be entitled to exercise its right to make a Company Adverse Recommendation Change pursuant to this sentence unless the Company has (A) provided to Parent at least four (4) Business Days’ prior written notice advising Parent that the Company Board intends to take such action and specifying the facts underlying the Company Board’s determination that an Intervening Event has occurred, and the reasons for the Adverse Recommendation Change, in reasonable detail, and (B) during such four (4) Business Day period, if requested by Parent, engaged in good faith negotiations with Parent to amend this Agreement in such a manner that obviates the need for an Adverse Recommendation Change as a result of the Intervening Event.

Nothing contained in this Section 6.03(d) shall prevent the Company Board from complying with Rule 14d-9 and Rule 14e-2(a) under the Exchange Act with regard to an Acquisition Proposal; provided that any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act) shall be deemed to be a Adverse Recommendation Change unless the Company Board expressly publicly reaffirms its Board Recommendation (x) in such communication, or (y) within two (2) Business Days after requested to do so by Parent.

Section 6.04. Access to Information. From the date hereof until the Effective Time, the Company shall (i) give to Parent and its Representatives reasonable access to the offices, properties, books, records, Contracts,

Governmental Authorizations, documents, directors, officers and employees of the Company and its Subsidiaries during normal business hours, (ii) furnish to Parent and its Representatives such financial, Tax and operating data and other information as such Persons may reasonably request (including the work papers of Ernst & Young LLP upon receipt of any required consent from Ernst & Young LLP), and (iii) instruct its Representatives to cooperate with Parent and its Representatives in its investigation; provided, however, that the Company may restrict the foregoing access to the extent that (A) any Applicable Law requires the Company to restrict or prohibit access to any such properties or information, (B) such disclosure would, based on the advice of such party’s counsel, result in a waiver of attorney-client privilege, work product doctrine or any other applicable privilege applicable to such information, (C) the disclosure of such information to the other party would violate confidentiality obligations owed to a third party and such confidentiality obligations were in effect prior to the execution and delivery of this Agreement, or (D) such disclosure relates to individual performance or personnel evaluation records, medical histories or other personnel information that in the Company’s good faith opinion could subject the Company or any of its Subsidiaries to liability. Any investigation pursuant to this Section 6.04 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. The Company shall deliver to Parent, no later than the 30th day following the date hereof, the materials identified in Section 6.04 of the Company Disclosure Schedule.

Section 6.05. 401(k) Plans. Effective as of the day immediately preceding the Effective Time, unless otherwise directed in writing by Parent at least ten (10) Business Days prior to the Effective Time, Company shall take all actions necessary to effect the termination of any and all 401(k) plans sponsored or maintained by Company and shall provide Parent evidence that each of Company’s 401(k) plans has been terminated pursuant to an action by the Company Board.

Section 6.06. Employee Benefits and Service Credit.

(a) For a period of twelve months following the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, provide the employees of Parent or the Surviving Corporation or their respective Subsidiaries who shall have been employees of the Company or any of its Subsidiaries immediately prior to the Effective Time (“Continuing Employees”), while such Continuing Employees remain so employed, employee benefits, excluding any equity compensation plans, programs, agreements or arrangements, that are no less favorable, in the aggregate, as those provided by Parent and its Subsidiaries during such period. Following the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, assume and honor in accordance with their terms the Change of Control Severance Plan and each Company Employee Plan set forth on Section 7.02(c) of the Company Disclosure Schedule to this Agreement, provided, that nothing herein shall restrict the ability of Parent or the Surviving Company to amend or terminate such Change of Control Severance Plan and such Company Employee Plans in accordance with their terms and Applicable Law. Following the Effective Time, Parent will give each Continuing Employee full credit for prior service with the Company or its Subsidiaries (or prior service with any predecessor corporation that is recognized by the Company immediately prior to the Effective Time) for purposes of eligibility, vesting and accrual of benefits under any Parent Employee Plans (but not for purposes of benefits accrual under any defined benefit pension plan), except where such credit would result in a duplication of benefits. In addition, Parent shall waive, or cause to be waived, any limitations on benefits relating to pre-existing conditions to the same extent such limitations are waived under any comparable medical and dental plan of the Company or its Subsidiaries and recognize for purposes of annual deductible and out-of-pocket limits under its medical and dental plans, deductible and out-of-pocket expenses paid by Continuing Employees in the calendar year in which the Effective Time occurs. For purposes of this Agreement, the term “Parent Employee Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses and severance benefits (but excluding equity-based compensation plans and any contract, offer letter or agreement of Parent or any of its Subsidiaries with or addressed to an individual), for the benefit of, or relating to, the current employees of Parent or its Subsidiaries and with respect to which eligibility has not been frozen.

(b) Parent, the Company and the Surviving Corporation acknowledge and agree that all provisions contained in this Section 6.06 with respect to employees are included for the sole benefit of the respective parties to this Agreement and shall not create any right in any other Person, including any employees, former employees, any participant in any Company Employee Plan or any beneficiary thereof or any right to continued employment with Parent, Company, the Surviving Corporation or any of their Subsidiaries, nor shall require Parent, the Surviving Corporation or any of their Subsidiaries to continue or amend any particular benefit plan after the consummation of the transactions contemplated in this Agreement for any employee or former employee of Company or any of its Subsidiaries, and any such plan may be amended or terminated in accordance with its terms and Applicable Law.

Section 6.07. Company Rights Agreement; State Takeover Laws.

(a) The Company shall take all further actions (in addition to those referred to in Section 4.26(b)) reasonably requested by Parent in order to render the Company Rights inapplicable to this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby, including the Merger, and to cause the Company Rights to expire at the Effective Time.

(b) If any “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Applicable Law becomes or is deemed to be applicable to the Company, Parent, Merger Subsidiary, the Merger, the Voting Agreements or any other transaction contemplated by this Agreement, then each of the Company, Parent, Merger Subsidiary, and their respective Board of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Applicable Law inapplicable to the foregoing.

Section 6.08. [INTENTIONALLY OMITTED].

Section 6.09. Obligations of Merger Subsidiary. Parent shall cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

Section 6.10. Voting of Shares. Parent shall vote any shares of Company Common Stock beneficially owned by it or any of its Subsidiaries in favor of adoption of this Agreement at the Stockholder Meeting, and will vote or cause to be voted the shares of Merger Subsidiary held by it or any of its Subsidiaries, as the case may be, in favor of adoption of this Agreement.

Section 6.11. Director and Officer Liability.

(a) For six (6) years after the Effective Time, Parent shall, or shall cause the Surviving Corporation to, maintain officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each such person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage and amount no less favorable than those of such policy in effect on the date hereof; provided that in satisfying its obligation under this Section 6.11(a), neither Parent nor the Surviving Corporation shall be obligated to pay annual premiums in excess of 250% of the amount per annum the Company paid in its last full fiscal year prior to the date of this Agreement (the “Current Premium”), which amount is set forth in Section 6.11(a) of the Company Disclosure Schedule, and if such premiums for such insurance would at any time exceed 250% of the Current Premium, then the Surviving Corporation shall cause to be maintained policies of insurance that, in the Surviving Corporation’s judgment, provide the maximum coverage available at an annual premium equal to 250% of the Current Premium. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid policies have been obtained prior to the Effective Time, which policies provide such directors and officers with coverage for an aggregate period of six (6) years with respect to claims arising from facts or events that occurred on or before the Effective Time, including, in respect of the transactions contemplated by this Agreement, provided that the amount paid for such prepaid policies does not exceed the amount set forth on Section 6.11 of the Company Disclosure Schedule. If such prepaid policies have been obtained prior to the Effective Time, the Surviving Corporation shall maintain such policies in full force and effect for their full term, and continue to honor the obligations thereunder.

(b) From and after the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation and its Subsidiaries to, fulfill and honor in all respects the obligations of the Company and its Subsidiaries pursuant to: (i) each indemnification agreement in effect between the Company or any of its Subsidiaries and any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director or officer of the Company or any of its Subsidiaries (the “Indemnified Parties”); and (ii) any indemnification provision and any exculpation provision set forth in the certificate of incorporation or bylaws of the Company as in effect on the date of this Agreement. From the Effective Time through the sixth anniversary of the Effective Time, the certificate of incorporation and bylaws of the Surviving Corporation shall contain, and Parent shall cause the certificate of incorporation and bylaws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its Subsidiaries than are presently set forth in the certificate of incorporation and bylaws of the Company, and such provisions shall not be amended, repealed, or otherwise modified in any manner that could adversely affect the rights thereunder of any person benefited by such provisions. If, at any time prior to the sixth anniversary of the Effective Time, any Indemnified Party delivers to the Company, the Surviving Corporation or Parent, as applicable, a written notice asserting a claim for indemnification under any of the provisions set forth in clauses (i) or (ii) above, then the claim asserted in such notice shall survive the sixth anniversary of the Effective Time until such time as such claim is fully and finally resolved.

(c) If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.11.

Section 6.12. Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions set forth in this Agreement (including those contained in Section 6.12(b), each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authorities, (ii) the obtaining of all necessary Consents or waivers from third parties, and (iii) the execution and delivery of any additional instruments necessary to consummate the Merger and to fully carry out the purposes of this Agreement. Parent will take all action necessary to cause Merger Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. Subject to applicable Law relating to the exchange of information, the Company and Parent and their respective counsel shall (i) have the right to review in advance, and to the extent practicable each shall consult the other on, any filing made with, or written materials to be submitted to, any Governmental Authority in connection with the transactions contemplated by this Agreement, (ii) promptly inform each other of any communication (or other correspondence or memoranda) received from, or given to, the U.S. Department of Justice, the U.S. Federal Trade Commission, or any other Governmental Antitrust Authority and (iii) furnish each other with copies of all correspondence, filings and written communications between them or their subsidiaries or affiliates, on the one hand, and any Governmental Authority or its respective staff, on the other hand, with respect to the transactions contemplated by this Agreement. The Company and Parent shall, to the extent practicable, provide the other party and its counsel with advance notice of and the opportunity to participate in any discussion, telephone call or meeting with any Governmental Authority in respect of any filing, investigation or other inquiry in connection with the transactions contemplated by this Agreement and to participate in the preparation for such discussion, telephone call or meeting. Neither Parent nor the Company shall commit to or agree with any Governmental Authority to stay, toll or extend any applicable waiting period under the HSR Act or applicable Foreign Competition Laws, without the prior written consent of the other. The Company and Parent may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.12 as “Antitrust Counsel Only Material”. Notwithstanding anything to the contrary in this Section 8.01, materials provided to the other party or its counsel may be redacted to remove references concerning the valuation of the Company and its Subsidiaries.

(b) Without limiting the generality of the undertakings pursuant to this Section 8.01, the parties hereto shall (i) provide or cause to be provided as promptly as practicable to Governmental Authorities with regulatory jurisdiction over enforcement of any applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation law, regulation or order (“Antitrust Laws” and each such Governmental Authority, a “Governmental Antitrust Authority”) information and documents requested by any Governmental Antitrust Authority or necessary, proper or advisable to permit consummation of the transactions contemplated by this Agreement, including preparing and filing any notification and report form and related material required under the HSR Act and any additional consents and filings under any Antitrust Laws as promptly as practicable following the date of this Agreement (but in no event more than ten (10) Business Days from the date hereof except by mutual consent confirmed in writing) and thereafter to respond as promptly as practicable to any request for additional information or documentary material that may be made under the HSR Act and any additional consents and filings under any Antitrust Laws; (ii) use their reasonable best efforts to take such actions as are necessary or advisable to obtain prompt approval of consummation of the transactions contemplated by this Agreement by any Governmental Authority; (iii) use their reasonable best efforts to contest on the merits, through litigation in United States District Court and through administrative procedures in relation to other Government Authorities, any objections or opposition raised by any Governmental Authority; (iv) use their reasonable best efforts to defend on appeal any favorable decision on the merits in United States District Court or through administrative procedures, including but not limited to seeking to have overturned or set aside any decisions or orders prohibiting the consummation of the transactions contemplated by this Agreement after the parties have prevailed on the merits in United States District Court or through administrative procedures, as the case may be; and (v) use their reasonable best efforts to have overturned or reversed on appeal any decisions or orders issued by a United States District Court or the European Commission prohibiting the consummation of the transactions contemplated by this Agreement unless Parent has received a written opinion from outside counsel that such an appeal is unlikely to succeed.

(c) Each of the Company, Parent and Merger Subsidiary shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, their commercially reasonable efforts to obtain any third-party consents. Without limiting the generality of the foregoing, the Company shall give Parent the opportunity to participate in the defense of any Proceeding against the Company and/or its directors relating to the transactions contemplated by this Agreement and will obtain the prior written consent of Parent prior to settling or satisfying any such Proceeding.

(d) Notwithstanding anything in this Agreement to the contrary, in connection with the receipt of any necessary governmental approvals or clearances (including under any Antitrust Law), neither Parent nor the Company shall be required to sell, hold separate or otherwise dispose of or conduct their business in a specified manner, or permit the sale, holding separate or other disposition of, any assets or business of Parent, the Company or any of their respective subsidiaries or the conduct of their business in a specified manner.

(e) Each of Parent and Merger Subsidiary agrees that, between the date of this Agreement and the Closing Date, each of Parent and Merger Subsidiary shall not, and shall ensure that none of its Subsidiaries or other Affiliates shall, take any action or propose, announce an intention or agree, in writing or otherwise, to take any action that would reasonably be expected to materially delay or prevent the consummation of the transactions contemplated hereby.

Section 6.13. Certain Filings. The Company and Parent shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any Governmental Authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such reasonable actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

Section 6.14. Public Announcements. Parent and the Company shall consult with each other before issuing any press release or making any other public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such other public statement without the consent of the other party, which shall not be unreasonably withheld, except as such release or announcement may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association upon which the securities of the Company or Parent, as applicable, are listed, in which case the party required to make the release or announcement shall consult with the other party about, and allow the other party reasonable time (taking into account the circumstances) to comment on, such release or announcement in advance of such issuance, and the party will consider such comments in good faith.

Section 6.15. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or Merger Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

Section 6.16. Cooperation. Upon the terms and subject to the conditions herein provided, except as otherwise provided in this Agreement (including Section 6.12), each of the parties agrees to use its commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done and to assist and cooperate with the other parties in doing all things necessary, proper or advisable under Applicable Laws to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby, including: (a) the satisfaction of the conditions precedent to the obligations of the Company (in the case of Parent) or Parent and Merger Sub (in the case of the Company); (b) the obtaining of applicable consents, waivers or approvals of any Persons required under the terms of Material Contracts; (c) the defending of any Proceeding challenging this Agreement or the performance of the obligations hereunder; and (d) the execution and delivery of such instruments, and the taking of such other actions, as any other party may reasonably request in order to carry out this Agreement.

Section 6.17. Section 16 Matters. Prior to the Effective Time, the Company may approve, in accordance with the procedures set forth in Rule 16b-3 promulgated under the Exchange Act and in accordance with the Interpretative Letter dated January 12, 1999 issued by the SEC relating to Rule 16b-3, any dispositions of equity securities of the Company (including derivative securities with respect to equity securities of the Company) resulting from the transactions contemplated by this Agreement by each officer or director of the Company who is subject to Section 16 of the Exchange Act with respect to equity securities of the Company.

Section 6.18. Notice of Certain Events. (a) In connection with the continuing operation of the business of the Company and its Subsidiaries between the date of this Agreement and the Effective Time, subject to Applicable

Law, the Company shall consult in good faith on a reasonably regular basis with Parent to report material (individually or in the aggregate) operational developments, the status of relationships with customers and resellers, the status of ongoing operations and other matters reasonably requested by Parent pursuant to procedures reasonably requested by Parent; provided that (i) no such consultation shall affect the representations, warranties, covenants, agreements or obligations of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement, and (ii) nothing herein shall obligate the Company to disclose any information that in the good faith opinion of the Company could be considered a potential violation of the Antitrust Laws.

(b) Each party shall promptly notify the other party of:

(i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(ii) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement;

(iii) any Proceeding commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.12 or Section 5.06, as the case may be, or that relate to the consummation of the transactions contemplated by this Agreement; and

(iv) any inaccuracy of any representation or warranty or breach of covenant or agreement contained in this Agreement at any time during the term hereof that could reasonably be expected to cause the conditions set forth in Article 7 not to be satisfied.

(c) The Company shall promptly notify Parent of any notice or other communication from any party to any Material Contract to the effect that such party is terminating or otherwise materially adversely modifying its relationship with the Company or any of its Subsidiaries as a result of the transactions contemplated by this Agreement.

Section 6.19. Confidentiality. Parent and Merger Subsidiary agree that, from and after the date of this Agreement, each shall, and shall cause its Affiliates and Representatives to, hold all Confidential Information in confidence and not disclose it, in whole or in part, to any person, except as required by law, regulation or legal process. “Confidential Information” shall mean all written information about the business, customers, products, financial condition, operations, assets and liabilities of the Company; provided, that “Confidential Information” shall not include any information (i) that was publicly available prior to its disclosure to Parent or Merger Subsidiary or any of their respective Representatives or thereafter becomes publicly available without any violation of any confidentiality obligation by Parent or Merger Subsidiary or any of their respective Representatives; (ii) that is independently developed by Parent or Merger Subsidiary or any of their respective Representatives without use of any Confidential Information or (iii) that is already in the possession of Parent or Merger Subsidiary or any of their respective Representatives, provided that such information is not known by Parent or Merger Subsidiary or any of their respective Representatives, after reasonable inquiry to be subject to another confidentiality agreement or other obligation of secrecy to the Company. If Parent or Merger Subsidiary or any of their respective Representatives is required by law, regulation or legal process to disclose any of the Confidential Information, Parent or Merger Subsidiary will provide the Company with prompt notice so that the Company may seek a protective order or other appropriate remedy. Parent and Merger Subsidiary will cooperate with the Company if the Company seeks to obtain such protective order or other remedy.

ARTICLE 7

CONDITIONS TO THE MERGER

Section 7.01. Conditions to the Obligations of Each Party. The obligation of each party hereto to consummate the Merger is subject to the satisfaction, at or prior to the Closing, of the following conditions:

(a) the Stockholder Approval shall have been obtained;

(b) no Governmental Authority having jurisdiction over any party hereto shall have issued any Order or other action (other than an Order issued pursuant to an Antitrust Law) that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no law or regulation shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited; and

(c) the applicable waiting period (and any extension thereof, subject to Section 6.12(a)) applicable to the Merger under the HSR Act or any Foreign Competition Law set forth in Section 7.01(c) of the Company Disclosure Schedule shall have expired or been terminated; any affirmative approval of a Governmental Authority required under any Foreign Competition Law set forth in Section 7.01(c) of the Company Disclosure Schedule shall have been obtained; and neither a United States District Court nor the European Commission shall have issued any Order or other action pursuant to an Antitrust Law that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger.

Section 7.02. Conditions to the Obligations of Parent and Merger Subsidiary. The obligation of Parent and Merger Subsidiary to consummate the Merger is subject to the satisfaction, at or prior to Closing, of the following conditions:

(a) (i) each of the Specified Company Representations, to the extent not qualified as to materiality or “Company Material Adverse Effect”, shall be true in all material respects, and to the extent so qualified shall be true in all respects, when made and as of immediately prior to the Effective Time as if made at and as of such time (other than any Specified Company Representation that is made only as of a specified date, which need only to be true in all material respects as of such specified date), (ii) the Other Company Representations, disregarding any materiality or Company Material Adverse Effect qualifications contained therein, shall be true when made and as of immediately prior to the Effective Time as if made at and as such time (other than any Other Company Representations that are made only as of a specified date, which need only to be true as of such specified date); provided that the Other Company Representations as modified in clause (ii) shall be deemed true at any time unless the individual or aggregate impact of the failure to be so true of the Other Company Representations would have or reasonably be expected to have a Company Material Adverse Effect; and (iii) Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the foregoing effect;

(b) the Company shall have performed in all material respects its obligations under the Agreement, and Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the foregoing effect;

(c) an independent committee shall not have been appointed pursuant to Section 13 of the Change in Control Severance Plan, and no trust shall have been established and/or funded in connection with the Change in Control Severance Plan, pursuant to Section 15 thereof or otherwise, or any other Company Employee Plan set forth on Section 7.02(c) of the Company Disclosure Schedule; and

(d) there has not been any fact, event, change, development or set of circumstances that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 7.03. Conditions to the Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction, at or prior to Closing, of the following conditions:

(a) The representations and warranties of Parent and Merger Subsidiary set forth in this Agreement shall be true and correct in all material respects on the Closing Date as if made on and as of the Closing Date (other than any such representation and warranty that is made only as of a specified date, which need only to be true in all material respects as of such specified date), and the Company shall have received a certificate signed on behalf of Parent by a senior executive officer of Parent to the foregoing effect; and

(b) Parent and Merger Subsidiary shall have performed in all material respects their respective obligations under the Agreement, and the Company shall have received a certificate signed on behalf of Parent by a senior executive officer of Parent to the foregoing effect.

ARTICLE 8

TERMINATION

Section 8.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Closing (notwithstanding any approval of this Agreement by the stockholders of the Company):

(a) by mutual written agreement of the Company and Parent;

(b) by either the Company or Parent, if:

(i) the Merger has not been consummated on or before the nine month anniversary of the date of this Agreement (subject to possible extension as provided below, the “End Date”), provided, that, if the condition to the completion of the Merger set forth in Section 7.01(c) (only with respect to matters relating to the Antitrust Laws) shall not have been satisfied by the End Date (as it may be extended as set forth below), but all other conditions set forth in Article 7 would be satisfied if the Closing Date were to occur on such date, then either Parent or the Company shall be entitled to extend the End Date by a three month period by written notice to the other party (the End Date may be so extended not more than twice at the election of either Parent or the Company, and thereafter it may be extended for one additional time at the sole discretion and election of Parent), it being understood that in no event shall the End Date be extended to a date that is later than the eighteen-month anniversary of this Agreement; provided further, that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any party whose willful or intentional material breach of any provision of this Agreement results in the failure of the Merger to be consummated by the End Date; provided further, that if, as of the End Date (as it may be extended), all material conditions to the completion of the Merger set forth in Section 7.01(c) have been satisfied except that a pending decision, opinion, or order from a Governmental Authority that is required in order to consummate the Merger has not yet issued, then the End Date shall be tolled until the pending Governmental Authority decision, opinion, or order has been issued, whether or not that would result in the End Date occurring later than the eighteen-month anniversary of this Agreement;

(ii) any Governmental Authority of competent jurisdiction shall have issued an order, decree, injunction or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger and such order, decree, ruling or other action shall have become final and nonappealable, or if there shall be adopted any law or regulation that makes consummation of the Merger illegal or otherwise prohibited; or

(iii) the Stockholder Approval has not been obtained by reason of the failure to obtain the required vote upon a final vote taken at the Stockholder Meeting (or any adjournment or postponement thereof);

(c) by Parent:

(i) if an Adverse Recommendation Change shall have occurred;

(ii) if the Company shall have entered into, or publicly announced its intention to enter into, a letter of intent, memorandum of understanding or Contract (other than a confidentiality agreement contemplated by Section 6.03(b)) relating to any Acquisition Proposal;

(iii) if the Company or any of its Representatives shall have willfully and materially breached any of its obligations under Section 6.03; or

(iv) in the event (A) of a material breach of any covenant or agreement on the part of the Company set forth in this Agreement or (B) that any representation or warranty of the Company set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that the conditions to the Merger set forth in Section 7.02(a) or Section 7.02(b), respectively, would not be satisfied as of the time of such breach or as of the time such representation and warranty became inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by the Company or such inaccuracies in the representations and warranties of the Company are curable by the Company through the exercise of commercially reasonable efforts prior to the End Date and within thirty (30) days, then Parent shall not be permitted to terminate this Agreement pursuant to this Section 8.01(c)(iv) until the earlier to occur of (1) the expiration of a thirty (30) calendar day period after delivery of written notice from Parent to the Company of such breach or inaccuracy, as applicable, or (2) the ceasing by the Company to exercise commercially reasonable efforts to cure such breach or inaccuracy, provided that the Company continues to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.01(c)(iv) if such breach or inaccuracy by the Company is cured within such thirty (30) calendar day period); or

(d) by the Company:

(i) if prior to the Stockholder Approval, the Company Board authorizes the Company, in compliance with the terms of this Agreement, including Section 6.03(d), to enter into a binding definitive agreement in respect of a Superior Proposal with a Third Party; provided that the Company shall have paid any amounts due pursuant to Section 9.04 in accordance with the terms, and at the times, specified therein; and provided further that in the event of such termination, the Company substantially concurrently enters into such binding definitive agreement;

(ii) in the event (A) of a material breach of any covenant or agreement on the part of Parent or Merger Subsidiary set forth in this Agreement or (B) that any of the representations and warranties of Parent and Merger Subsidiary set forth in this Agreement shall have been inaccurate in any material respect; provided, however, that notwithstanding the foregoing, in the event that such breach by Parent or Merger Subsidiary or such inaccuracies in the representations and warranties of Parent or Merger Subsidiary are curable by Parent or Merger Subsidiary through the exercise of commercially reasonable efforts prior to the End Date and within thirty (30) days, then the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.01(d)(ii) until the earlier to occur of (1) the expiration of a thirty (30) calendar day period after delivery of written notice from the Company to Parent of such breach or inaccuracy, as applicable, or (2) Parent or Merger Subsidiary ceasing to exercise commercially reasonable efforts to cure such breach or inaccuracy, provided that Parent or Merger Subsidiary continues to exercise commercially reasonable efforts to cure such breach or inaccuracy (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.01(d)(ii) if such breach or inaccuracy by Parent or Merger Subsidiary is cured within such thirty (30) calendar day period).

The party desiring to terminate this Agreement pursuant to this Section 8.01 (other than pursuant to Section 8.01(a)) shall give notice of such termination to each other party hereto.

Section 8.02. Effect of Termination. If this Agreement is terminated pursuant to Section 8.01, this Agreement shall become void and of no effect without liability of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to each other party hereto; provided that no such termination shall relieve any party hereto of any liability for damages resulting from any willful or intentional breach of this Agreement; provided, however, that in the event that Parent or Merger Subsidiary shall have any liability for damages resulting from any willful or intentional breach of this Agreement, the liability of Parent and Merger Subsidiary for such damages shall be reduced by any amount paid by Parent under Section 9.04(f) of this Agreement. The provisions of this Section 8.02 and Sections 9.04, 9.05(b), 9.06, 9.07 and 9.08 shall survive any termination hereof pursuant to Section 8.01.

ARTICLE 9

MISCELLANEOUS

Section 9.01. Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered or sent if delivered in person or sent by facsimile transmission (provided confirmation of facsimile transmission is obtained), (ii) on the fifth Business Day after dispatch by registered or certified mail, (iii) on the next Business Day if transmitted by national overnight courier or (iv) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case as follows:

if to Parent, to:

Oracle Corporation

500 Oracle Parkway

Redwood City, California 94065

Attention: Dorian Daley

                   Brady Mickelsen

Facsimile No.: (650) 633–1813

with a copy to:

Latham & Watkins LLP

505 Montgomery Street Suite 2000

San Francisco, CA 94111-2562

Attention: John M. Newell

                   Paul D. Tosetti

Facsimile No.: (415) 395-8095

if to the Company, to:

BEA Systems, Inc.

2315 North First Street

San Jose, California 95131

Attention: Alfred S. Chuang

Facsimile No.: (408) 570-8091

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: Andrew R. Brownstein

                   James Cole, Jr.

Facsimile No.: (212) 403–2000

Section 9.02. Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time.

Section 9.03. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that without the further approval of the Company’s stockholders, no such amendment or waiver shall be made or given after the Stockholder Approval that requires the approval of the stockholders of the Company under Delaware Law unless the required further approval is obtained.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

Section 9.04. Expenses.

(a) Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; provided that the Company and Parent shall share equally all filing fees payable pursuant to the HSR Act or any Foreign Competition Law.

(b) If this Agreement is terminated pursuant to Section 8.01(c)(i), (ii) or (iii), then the Company shall pay to Parent (by wire transfer of immediately available funds), within two (2) Business Days after such termination, a fee in an amount equal to $250,000,000 (the “Termination Fee”).

(c) If this Agreement is terminated pursuant to Section 8.01(d)(i), then the Company shall pay to Parent (by wire transfer of immediately available funds), at or prior to such termination, the Termination Fee.

(d) If this Agreement is terminated pursuant to Section 8.01(b)(i) or 8.01(b)(iii) and (i) prior to such termination (in the case of termination pursuant to Section 8.01(b)(i)) or the Stockholder Meeting (in the case of termination pursuant to Section 8.01(b)(iii)), an Acquisition Proposal shall have been publicly announced and not publicly withdrawn, and (ii) within twelve (12) months following the date of such termination the Company shall have (A) entered into a definitive agreement with respect to, or (B) consummated, an Acquisition Proposal, then the Company shall pay to Parent (by wire transfer of immediately available funds), within two (2) Business Days after entering into such definitive agreement, or consummating such transaction, the Termination Fee (it being understood for all purposes of this clause (d), all references in the definition of Acquisition Proposal to 15% shall be deemed to be references to 50% instead).

(e) In the event that this Agreement is terminated pursuant to Section 8.01(b)(iii), the Company shall as promptly as possible (but in any event within three (3) Business Days) following receipt of an invoice therefor pay all of Parent’s documented reasonable out-of-pocket fees and expenses (including reasonable legal and other third party advisors fees and expenses) actually incurred by Parent and its Affiliates on or prior to the termination of this Agreement in connection with the transactions contemplated by this Agreement, but in no event more than $25,000,000 (the “Parent Expenses”) as directed by Parent in writing; provided that the amount of any payment of the Parent Expenses pursuant to this Section 9.04(e) shall be credited against any obligation of the Company to pay the Company Termination Fee pursuant to Section 9.04(d).

(f) In the event that the Company has not breached its obligations under Section 6.12 of this Agreement (other than any such breach that is unintentional and immaterial in effect) and either: (i) this Agreement is terminated by either Parent or the Company pursuant to Section 8.01(b)(i), and at the time of such termination, either (A) the condition set forth in Section 7.01(c) shall not have been satisfied or waived, or (B) there any exists any Antitrust Prohibition, or (ii) this Agreement is terminated by either Parent or the Company pursuant to Section 8.01(b)(ii) (if attributable to Antitrust Law), and at the time of such termination under either Section 8.01(b)(i) or 8.01(b)(ii), all other conditions to the obligations of Parent and Merger Subsidiary to consummate the Merger set forth in Article 7 of this Agreement have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing), then Parent shall pay a termination fee equal to $500,000,000 (the “Parent Termination Fee”) within five (5) Business Days following such termination by wire transfer of immediately available funds to an account designated in writing to Parent by the Company no later than two (2) Business Days after such termination.

(g) Each party acknowledges that the agreements contained in this Section 9.04 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, the other parties would not enter into this Agreement. Accordingly, if (i) the Company fails to pay any amount due to Parent pursuant to this Section 9.04, when due, the Company shall pay the costs and expenses (including legal fees and expenses) in connection with any action taken to collect payment (including the prosecution of any lawsuit or other legal action) or (ii) Parent fails to pay any amount due to the Company pursuant to this Section 9.04, when due, Parent shall pay the costs and expenses (including legal fees and expenses) in connection with any action taken to collect payment (including the prosecution of any lawsuit or other legal action), in each case, together with interest on the unpaid amount at the publicly announced prime rate of Citibank, N.A. in New York City from the date such amount was first payable to the date it is paid.

Section 9.05. Binding Effect; No Third Party Beneficiaries; No Assignment.

(a) The provisions of this Agreement shall be binding upon and, except as provided in Section 6.11 (which shall be to the benefit of the parties referred to in such section), shall inure only to the benefit of the parties hereto and their respective successors and assigns. Except as provided in Section 6.11 no provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto, and nothing in this Agreement, express or implied, is intended or shall be construed to create any third party beneficiaries.

(b) No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement (whether by operation of law or otherwise) without the consent of each other party hereto, except that Parent or Merger Subsidiary may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of their Affiliates at any time; provided that such transfer or assignment shall not relieve Parent or Merger Subsidiary of any of its obligations hereunder. Any assignment in violation of the foregoing shall be null and void.

Section 9.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

Section 9.07. Jurisdiction. The parties hereto agree that any Proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the Court of Chancery of the State of Delaware in and for New Castle County Delaware. Each Party hereby irrevocably submits to the exclusive jurisdiction of such court in respect of any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and hereby waives, and agrees not to assert, as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the transactions contemplated hereby may not be enforced in or by such courts. Each Party agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered in the manner contemplated by Section 9.01 or in any other manner permitted by law.

Section 9.08. Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.09. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by each other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

Section 9.10. Entire Agreement. This Agreement, together with the Voting Agreements, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to their subject matter.

Section 9.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties agree to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 9.12. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

Section 9.13. Disclosure Schedules. Any reference in a particular section of the Company Disclosure Schedule shall only be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are contained in the corresponding Section of this Agreement and (b) any other representations and warranties (or covenants, as applicable) of the Company that are contained in this Agreement, but only if the relevance of that reference as an exception to (or a disclosure for purposes of) would be reasonably apparent from such item. The inclusion of any information in the Company Disclosure Schedule shall not be deemed to be an admission or acknowledgment, in and of itself, that such information is required by the terms hereof to be disclosed, is material, has resulted in or would result in a Company Material Adverse Effect or is outside the ordinary course of business.

Section 9.14. Rules of Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BEA SYSTEMS, INC.

By:	/s/ ALFRED S. CHUANG
Name:	Alfred S. Chuang
Title:	Chief Executive Officer

ORACLE CORPORATION

By:	/s/ CHARLES E. PHILLIPS, JR.
Name:	Charles E. Phillips, Jr.
Title:	President

BRONCO ACQUISITION CORPORATION

By:	/s/ CHARLES E. PHILLIPS, JR.
Name:	Charles E. Phillips, Jr.
Title:	President

Annex B

GOLDMAN, SACHS & CO.

PERSONAL AND CONFIDENTIAL

January 16, 2008

Board of Directors

BEA Systems, Inc.

2315 North First Street

San Jose, CA 95131

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of BEA Systems, Inc. (the “Company”) of the $19.375 per Share in cash to be received by such holders pursuant to the Agreement and Plan of Merger, dated as of January 16, 2008 (the “Agreement”), by and among Oracle Corporation (“Oracle”), Bronco Acquisition Corporation, a wholly owned subsidiary of Oracle, and the Company.

Goldman, Sachs & Co. and its affiliates are engaged in investment banking and financial advisory services, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman, Sachs & Co. and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of the Company, Oracle and any of their respective affiliates or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”) for their own account and for the accounts of their customers. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, a portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. In addition, we have provided certain investment banking and other financial services to the Company and its affiliates from time to time, including having acted as financial advisor to the Company in connection with its acquisition of Plumtree Software Inc. in October 2005. We also have provided certain investment banking and other financial services to Oracle and its affiliates from time to time. We also may provide investment banking and other financial services to the Company, Oracle and their respective affiliates in the future. In connection with the above-described services we have received, and may receive, compensation.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the five fiscal years ended January 31, 2007; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management, including the base case forecasts (the “Forecasts”). We also have held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company. In addition, we have reviewed the reported price and trading activity for the Shares, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the software and technology industries specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as we considered appropriate.

B-1

Board of Directors

BEA Systems, Inc.

January 16, 2008

Page Two

For purposes of rendering this opinion, we have relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. Our opinion does not address any legal, regulatory, tax or accounting matters.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company. This opinion addresses only the fairness from a financial point of view, as of the date hereof, of the $19.375 per Share in cash to be received by holders of Shares pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction, including, without limitation, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company or Oracle; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or Oracle, or class of such persons, in connection with the Transaction, whether relative to the $19.375 per Share in cash to be received by holders of Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $19.375 per Share in cash to be received by holders of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman, Sachs & Co.
(GOLDMAN, SACHS & CO.)

B-2

Annex C

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of January 16, 2008, is entered into by and between the individual listed as “Stockholder” on the signature pages hereof (“Stockholder”) and Oracle Corporation, a Delaware corporation (“Parent”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Bronco Acquisition Corporation, a Delaware corporation (“Merger Sub”), and BEA Systems, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), providing, among other things, for the merger of Merger Sub with and into the Company (the “Merger”);

WHEREAS, Parent and Merger Sub, as a precondition to its willingness to enter into the Merger Agreement, have required assurances from the Stockholder regarding Stockholder’s support for the transactions contemplated by the Merger Agreement and agreement as to the other matters set forth in this Agreement, and Stockholder has agreed to provide such assurances by entering into this Agreement; and

WHEREAS, the Company has approved the entry by Parent, Merger Sub and Stockholder into this Agreement for purposes of Section 203 of the Delaware Law and has amended its Company Rights Agreement so that this Agreement does not cause a “Shares Acquisition Date” or “Distribution Date” to occur under the Company Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in this Section 1. Other capitalized terms used and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

“Additional Owned Shares” means all shares of Company Common Stock and any other equity securities of the Company which are Beneficially Owned by Stockholder and are acquired after the date hereof and prior to the termination of this Agreement.

“Beneficially Owned,” “Beneficial Owner” and “Beneficial Ownership” have the meanings set forth in Rule 13d-3 promulgated under the Securities Act.

“Covered Shares” means the Owned Shares and Additional Owned Shares.

“Owned Shares” means all shares of Company Common Stock and any other equity securities of the Company which are Beneficially Owned by Stockholder as of the date hereof.

“Representatives” has the meaning assigned there to in Section 3(b) hereof.

“Term” has the meaning assigned thereto in Section 6 hereof.

“Transfer” means, with respect to a security, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such security or the Beneficial Ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing.

2. Stockholder Vote.

(a) Voting Agreement. At any meeting of the stockholders of the Company, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought with respect to the Merger Agreement or any Acquisition Proposal or any proposal relating to the Merger Agreement or any Acquisition Proposal, Stockholder shall, and shall cause any other holder of record of any Covered Shares to (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares (A) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing; (B) against (i) any Acquisition Proposal or any proposal relating to an Acquisition Proposal, (ii) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, or (iii) any amendment of the Company’s certificate of incorporation or bylaws that, in the case of each of the foregoing clauses (i) through (iii) would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, or (3) change in any manner the voting rights of the Covered Shares. Stockholder shall not commit or agree to take any action inconsistent with the foregoing.

(b) Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent an irrevocable proxy in the form attached as Exhibit A hereto (the “Proxy”), which shall be irrevocable to the extent permitted by applicable law, covering all Covered Shares. Stockholder hereby represents to Parent that any proxies heretofore given in respect of the Covered Shares are not irrevocable and that any such proxies are hereby revoked, and Stockholder agrees to promptly notify the Company of such revocation. Stockholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the Proxy is coupled with an interest and may under no circumstances be revoked. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law. If for any reason the proxy granted herein is not irrevocable, Stockholder agrees to vote the Covered Shares in accordance with Section 2(a) hereof.

3. No Disposition or Solicitation; Communications

(a) No Disposition. Stockholder hereby covenants and agrees that between the date hereof and the date of the Stockholder Meeting (the “Termination Date”), except as contemplated by this Agreement and the Merger Agreement, Stockholder shall not (a) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent, (b) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein, (c) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares, (d) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (e) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect in any material respect or in any way restrict, limit or interfere in any material respect with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Any attempted Transfer of

Covered Shares or any interest therein in violation of this Section 3 shall be null and void. This Section 3 shall not prohibit a Transfer of the Covered Shares by Stockholder to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or (ii) upon the death of Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

(b) Non-Solicitation. Stockholder (in Stockholder’s capacity as such) hereby agrees that Stockholder shall not, and shall use reasonable efforts to cause his representatives and agents (including its investment bankers, attorneys and accountants) (collectively, its “Representatives”) to not, directly or indirectly, solicit, initiate or knowingly take any action to facilitate or encourage the submission of any Acquisition Proposal or the making of any inquiry, offer or proposal that could reasonably be expected to lead to any Acquisition Proposal, or (i) conduct or engage in any discussions or negotiations with, disclose any non-public information relating to the Company or any of its Subsidiaries to, afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any Third Party that is seeking to make, or has made, any Acquisition Proposal or (ii) enter into any Contract relating to any Acquisition Proposal.

(c) Communications. Unless required by applicable law, Stockholder shall not, and shall cause its Representatives not to, make any press release, public announcement or other public communication that criticizes or disparages this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent of Stockholder’s identity and holding of Covered Shares, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent reasonably determines to be necessary in any SEC disclosure document in connection with the Merger or any other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document.

4. Additional Agreements.

(a) Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition of Additional Owned Shares or other securities or rights of the Company by Stockholder, (i) the type and number of Covered Shares shall be adjusted appropriately and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other securities or rights of the Company issued to or acquired by Stockholder.

(b) Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that Stockholder may have and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (x) challenging the validity of, seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

(c) Additional Owned Shares. Stockholder hereby agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number and description of any Additional Owned Shares.

5. Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent as follows:

(a) Title. Stockholder is the Beneficial Owner of the shares of Company Common Stock set forth on Schedule I (the “Disclosed Owned Shares”). The Disclosed Owned Shares constitute all of the capital stock and any other equity securities of the Company Beneficially Owned by Stockholder on the date hereof and Stockholder is not the Beneficial Owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock or such other equity securities, in each case other than the Disclosed Owned Shares. Stockholder has all necessary voting power, power of disposition and power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other the matters set forth in this Agreement, in each case with respect to all of the Owned Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b) Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms. If Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable in accordance with its terms. None of the Covered Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Covered Shares.

(c) No Conflict or Default. None of the execution and delivery of this Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby or compliance by Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to Stockholder or to Stockholder’s property or assets.

(d) No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of Stockholder, threatened against Stockholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

6. Termination. Notwithstanding anything to the contrary contained herein, the term (the “Term”) of this Agreement, the Proxy granted pursuant hereto and the obligations of the parties hereto shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual agreement of Parent and Stockholder, (ii) the Effective Time; (iii) the termination of the Merger Agreement in accordance with its terms; and (iv) any decrease in the merger consideration, change in the form of such consideration or any other change in the Merger Agreement that is material and adverse to Stockholder; provided that the obligations of Stockholder under Section 3(a) shall terminate immediately following the Termination Date; and provided further that nothing herein shall relieve any party hereto from liability for any breach of this Agreement occurring during the Term of this Agreement.

7. No Limitation. Nothing in this Agreement shall be construed to prohibit Stockholder, who is an officer and member of the Board of Directors of the Company, from taking any action solely in his or her capacity as an officer and member of the Board of Directors of the Company or from taking any action with respect to any Acquisition Proposal or any other action permitted by the Merger Agreement, in either case as an officer and member of such Board of Directors.

8. Miscellaneous.

(a) Entire Agreement. This Agreement (together with Schedule I and Exhibit A) and the Proxy constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

(b) Further Assurances. Stockholder agrees to take any other actions reasonably requested by Parent in order to vest, perfect, confirm or record the rights granted to Parent hereunder.

(c) No Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of Stockholder (in the case of any assignment by Parent) or Parent (in the case of an assignment by Stockholder); provided that Parent may assign its rights and obligations hereunder to Merger Sub or any other Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder.

(d) Binding Successors. Without limiting any other rights Parent may have hereunder in respect of any Transfer of the Covered Shares prior to the Termination Date, Stockholder agrees that this Agreement and the Proxy and the obligations hereunder and thereunder shall attach to the Covered Shares Beneficially Owned by Stockholder and shall be binding upon any person to which legal or Beneficial Ownership of such Covered Shares shall pass, whether by operation of law or otherwise, including, without limitation, Stockholder’s heirs, guardians, administrators or successors.

(e) Amendments. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of Parent and Stockholder.

(f) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received) (i) upon receipt, if delivered personally or by first class mail, postage pre-paid, (ii) on the date of transmission, if sent by facsimile transmission (with confirmation of receipt), or (iii) on the Business Day after dispatch, if sent by nationally recognized, documented overnight delivery service, as follows:

If to Stockholder:

At the address and facsimile number set forth on Schedule I hereto.

Copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Attention: Andrew R. Brownstein

                 James Cole, Jr.

Facsimile No.: (212) 403-2000

If to Parent:

Oracle Corporation

500 Oracle Parkway

Redwood City, CA 94065

Attention: General Counsel

Facsimile No.: (650) 633-1813

Copy to:

Latham & Watkins LLP

505 Montgomery Street, Suite #2000

Attention: John M. Newell, Esq.

Facsimile No.: (415) 395-8095

or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

(g) Severability. This Agreement shall be deemed severable; the invalidity, illegality or unenforceability of any term or provision of this Agreement shall not affect the validity, legality or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

(h) Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k) Governing Law. This Agreement, and all matters arising hereunder or in connection herewith, shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without giving effect to the principles of conflict of laws.

(l) Submission to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of the Court of Chancery of the State of Delaware sitting in Wilmington, Delaware for any actions, suits or proceedings arising out of or relating to this Agreement or the transaction contemplated hereby, (ii) agrees not to commence any action, suit or proceeding relating thereto except in such court and in accordance with the provisions of this Agreement, (iii) agrees that service of any process, summons, notice or document by U.S. registered mail, or otherwise in the manner provided for notices in Section 8(f) hereof, shall be effective service of process for any such action, suit or proceeding brought against it in any such court, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding in such courts and (v) agrees not to plead or claim in any court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(m) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(M).

(n) Specific Performance. The parties hereto hereby agree that irreparable damage to Parent would occur, damages would be difficult to determine and would be an insufficient remedy and no other adequate remedy would exist at law or in equity, in each case in the event that any provision of this Agreement were not fully performed by Stockholder in accordance with its specific terms or were otherwise breached. Stockholder hereby waives any defenses based on the adequacy of any other remedy, whether at law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor by Parent. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by a Stockholder of any of its covenants or obligations set forth in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available at law or in equity, including monetary damages) to seek and obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach.

(o) Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(p) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

(q) Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.

IN WITNESS WHEREOF, Parent and Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

ORACLE CORPORATION

By:	/s/ CHARLES E. PHILLIPS, JR.
Name:	Charles E. Phillips, Jr.
Title:	President

/s/ ALFRED S. CHUANG
Alfred S. Chuang

SCHEDULE I

Name and Contact Information for Stockholder	Number of Shares of Company Common Stock Beneficially Owned
Alfred S. Chuang c/o BEA Systems, Inc. 2315 North First Street San Jose, California 95131 Attention: Alfred S. Chuang Facsimile No.: (408) 570-8901	8,921,760

EXHIBIT A

FORM OF IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of BEA Systems, Inc., a Delaware corporation (the “Company”), hereby (i) irrevocably grants to, and appoints, Oracle Corporation, a Delaware corporation (“Parent”), and any person designated in writing by Parent, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of this Proxy and (ii) revokes any and all proxies heretofore given in respect of the Covered Shares.

This Proxy is granted pursuant to that certain Voting Agreement, dated as of January 16, 2008, by and between Parent and Stockholder (the “Voting Agreement”). For the purposes of this Proxy, “Covered Shares” has the meaning set forth in the Voting Agreement. The Covered Shares as of the date hereof are set forth on the signature page hereof.

Stockholder hereby affirms that the irrevocable proxy set forth in this Proxy is given in connection with the execution of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among Parent, Bronco Acquisition Corporation, a Delaware corporation (“Merger Sub”), and the Company, providing, among other things, for the merger of Merger Sub with and into the Company, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under the Voting Agreement. Stockholder hereby further affirms that the irrevocable proxy set forth in this Proxy is coupled with an interest and may under no circumstances be revoked. Without limiting the generality of the foregoing, this Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the termination of the Voting Agreement to act as the undersigned’s attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Covered Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of the stockholders of the Company and in every written consent in lieu of such a meeting in the manner set forth in Section 2(a) of the Voting Agreement. No Stockholder shall commit or agree to take any action inconsistent with the foregoing.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

This Proxy will terminate and become null and void and of no further effect upon the termination of the Voting Agreement pursuant to Section 6 thereof.

Dated: January 16, 2008

/s/ ALFRED S. CHUANG
Alfred S. Chuang

Annex D

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of January 16, 2008, is entered into by and among each of the individuals listed as “Stockholder” on the signature pages hereof (“Stockholder and, collectively, the “Stockholders”) and Oracle Corporation, a Delaware corporation (“Parent”).

WHEREAS, contemporaneously with the execution of this Agreement, Parent, Bronco Acquisition Corporation, a Delaware corporation (“Merger Sub”), and BEA Systems, Inc., a Delaware corporation (the “Company”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), providing, among other things, for the merger of Merger Sub with and into the Company (the “Merger”); and

WHEREAS, Parent and Merger Sub, as a condition to its willingness to enter into the Merger Agreement, have required assurances from the Stockholders regarding such Stockholder’s support for the transactions contemplated by the Merger Agreement and agreement as to the other matters set forth in this Agreement, and the Stockholders have agreed to provide such assurances by entering into this Agreement; and

WHEREAS, the Company has approved the entry by Parent, Merger Sub and Stockholders into this Agreement for purposes of Section 203 of the Delaware Law and has amended its Company Rights Agreement so that this Agreement does not cause a “Shares Acquisition Date” or “Distribution Date” to occur under the Company Rights Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain Definitions. For the purposes of this Agreement, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in this Section 1. Other capitalized terms used and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

“Additional Owned Shares” means all shares of Company Common Stock and any other equity securities of the Company which are Beneficially Owned by such Stockholder or any of its Affiliates and are acquired after the date hereof and prior to the termination of this Agreement.

“Affiliate” has the meaning set forth in the Merger Agreement; provided, however, that the Company shall be deemed not to be an Affiliate of Stockholder.

“Beneficially Owned,” “Beneficial Owner” and “Beneficial Ownership” have the meanings set forth in Rule 13d-3 promulgated under the Securities Act.

“Covered Shares” means the Owned Shares and Additional Owned Shares.

“Owned Shares” means all shares of Company Common Stock and any other equity securities of the Company which are Beneficially Owned by such Stockholder or any of its Affiliates as of the date hereof.

“Term” has the meaning assigned thereto in Section 6 hereof.

“Termination Date” means the earlier of (x) the date of the Stockholder Meeting to approve the Merger or the Merger Agreement and (y) May 30, 2008.

“Transfer” means, with respect to a security, the transfer, pledge, hypothecation, encumbrance, assignment or other disposition (whether by sale, merger, consolidation, liquidation, dissolution, dividend, distribution or otherwise) of such security or the Beneficial Ownership thereof, the offer to make such a transfer or other disposition, and each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing; provided, that “Transfer” shall not include the holding or transfer by the Stockholder of Covered Shares in or to margin accounts or its prime brokerage accounts or holdings or transfers to its other brokerage accounts or custody arrangements. As a verb, “Transfer” shall have a correlative meaning.

2. Stockholder Vote.

(a) Voting Agreement. The parties understand that the Company will call a stockholders meeting to be held on or after April 4, 2008, and the Stockholders agree that at any meeting of the stockholders of the Company held on or after April 4, 2008, however called, or at any adjournment thereof, or in any other circumstance in which the vote, consent or other approval of the stockholders of the Company is sought with respect to the Merger Agreement or any Acquisition Proposal or any proposal relating to the Merger Agreement or any Acquisition Proposal, each Stockholder shall, and shall cause any other holder of record of any Covered Shares to (i) appear at each such meeting or otherwise cause all Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted), or execute and deliver a written consent (or cause a written consent to be executed and delivered) covering, all Covered Shares (A) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing; (B) against (i) any Acquisition Proposal or any proposal relating to an Acquisition Proposal, (ii) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, or (iii) any amendment of the Company’s certificate of incorporation or bylaws that, in the case of each of the foregoing clauses (i) through (iii) would (1) impede, frustrate, prevent or nullify any provision of this Agreement, the Merger Agreement or the Merger, (2) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of the Company under the Merger Agreement, or (3) change in any manner the voting rights of the Covered Shares. No Stockholder shall commit or agree to take any action inconsistent with the foregoing.

(b) Irrevocable Proxy. Concurrently with the execution of this Agreement, each Stockholder agrees to deliver to Parent an irrevocable proxy in the form attached as Exhibit A hereto (the “Proxy”), which shall be irrevocable to the extent permitted by applicable law, covering all Covered Shares. Each Stockholder hereby represents to Parent that any proxies heretofore given in respect of the Covered Shares are not irrevocable and that any such proxies are hereby revoked, and each Stockholder agrees to promptly notify the Company of such revocation. Each Stockholder hereby affirms that the Proxy is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Each Stockholder hereby further affirms that the Proxy is coupled with an interest and may under no circumstances be revoked. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law. If for any reason the proxy granted herein is not irrevocable, each Stockholder agrees to vote the Covered Shares in accordance with Section 2(a) hereof.

3. No Disposition. Each Stockholder hereby covenants and agrees that between the date hereof and earlier of: (x) the first record date (the “Record Date”) established (in compliance with Section 6.02 of the Merger Agreement) after the date hereof by the Company with respect to the Stockholder Meeting to approve the Merger or the Merger Agreement and (y) the Termination Date, except as contemplated by this Agreement and the Merger Agreement, such Stockholder shall not (a) offer to Transfer, Transfer or consent to any Transfer of any or all of the Covered Shares or any interest therein without the prior written consent of Parent and (b) enter into any contract, option or other agreement or understanding with respect to any Transfer of any or all Covered Shares or any interest therein. Each Stockholder hereby covenants and agrees that from the date hereof until the date of the Stockholder Meeting, such Stockholder shall not (a) grant any proxy, power-of-attorney or other authorization or consent in or with respect to any or all of the Covered Shares, (b) deposit any or all of the Covered Shares into a voting trust or enter into a voting agreement or arrangement with respect to any or all of the Covered Shares or (c) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect in any material respect or in any way restrict, limit or interfere in any material respect with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Any attempted Transfer of Covered Shares or any interest therein in violation of this Section 3 shall be null and void. This Section 3 shall not prohibit a Transfer of the Covered Shares by Stockholder (A) if such Stockholder is an individual (i) to any member of such Stockholder’s immediate family, or to a trust for the benefit of such Stockholder or any member of such Stockholder’s immediate family, or (ii) upon the death of such Stockholder, or (B) if such Stockholder is a partnership or limited liability company, to one or more partners or members of such Stockholder or to an affiliated entity under common control with such Stockholder; provided, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

4. Additional Agreements.

(a) Certain Events. In the event of any stock split, stock dividend, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the Covered Shares or the acquisition of Additional Owned Shares or other securities or rights of the Company by Stockholder or any of its Affiliates, (i) the type and number of Covered Shares shall be adjusted appropriately and (ii) this Agreement and the obligations hereunder shall automatically attach to any additional Covered Shares or other securities or rights of the Company issued to or acquired by Stockholder or any of its Affiliates.

(b) Waiver of Appraisal and Dissenters’ Rights and Actions. Each Stockholder hereby (i) waives and agrees not to exercise any rights of appraisal or rights to dissent from the Merger that such Stockholder may have and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Merger, including any claim (x) challenging the validity of, seeking to enjoin the operation of, any provision of this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

(c) Communications. Unless required by applicable law, each Stockholder shall not, and shall cause its Representatives not to, make any press release, public announcement or other public communication that criticizes or disparages this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, without the prior written consent of Parent. Each Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent of such Stockholder’s identity and holding of Covered Shares, and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent reasonably determines to be necessary in any SEC disclosure document in connection with the Merger or any other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document.

(d) Additional Owned Shares. Each Stockholder hereby agrees, while this Agreement is in effect, to notify Parent promptly in writing of the number and description of any Additional Owned Shares.

5. Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to Parent as follows:

(a) Title. Subject to normal margin and prime brokerage accounts, such Stockholder is the Beneficial Owner of the shares of Company Common Stock set forth on Schedule I (the “Disclosed Owned Shares”). The Disclosed Owned Shares constitute all of the capital stock and any other equity securities of the Company Beneficially Owned by such Stockholder and its Affiliates on the date hereof and neither such Stockholder nor any of its Affiliates is the Beneficial Owner of, or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any shares of Company Common Stock or any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for shares of Company Common Stock or such other equity securities, in each case other than the Disclosed Owned Shares. Such Stockholder has all necessary voting power, power of disposition and power to issue instructions with respect to the matters set forth in Sections 3 and 4 hereof and all other the matters set forth in this Agreement, in each case with respect to all of the Owned Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

(b) Authority. Such Stockholder has all necessary power and authority and legal capacity to execute, deliver and perform all of such Stockholder’s obligations under this Agreement, and consummate the transactions contemplated hereby, and no other proceedings or actions on the part of such Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

(c) Due Execution and Delivery. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution and delivery hereof by Parent, constitutes a legal, valid and binding agreement of Stockholder, enforceable against such Stockholder in accordance with its terms. If Stockholder is married, and any of the Covered Shares constitute community property or spousal approval is otherwise necessary for this Agreement to be legal, binding and enforceable, this Agreement has been duly authorized, executed and delivered by, and constitutes the legal, valid and binding obligation of, Stockholder’s spouse, enforceable in accordance with its terms. None of the Covered Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Covered Shares.

(d) No Conflict or Default. None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or to such Stockholder’s property or assets.

(e) No Litigation. There is no suit, claim, action, investigation or proceeding pending or, to the knowledge of such Stockholder, threatened against such Stockholder at law or in equity before or by any Governmental Entity that could reasonably be expected to impair the ability of such Stockholder to perform its obligations hereunder or consummate the transactions contemplated hereby.

6. Termination. Notwithstanding anything to the contrary contained herein, the term (the “Term”) of this Agreement, the Proxy granted pursuant hereto and the obligations of the parties hereto shall commence on the date hereof and shall terminate upon the earliest of (i) the mutual agreement of Parent and Stockholder, (ii) the Effective Time; (iii) the termination of the Merger Agreement in accordance with its terms; and (iv) any decrease in the Merger Consideration, change in the form of such consideration or any other change in the Merger Agreement that is material and adverse to the Stockholder; provided that nothing herein shall relieve any party hereto from liability for any breach of this Agreement occurring during the Term of this Agreement.

7. No Limitation. Nothing in this Agreement shall be construed to prohibit any Stockholder who is an officer or member of the Board of Directors of the Company from taking any action solely in his or her capacity as an officer or member of the Board of Directors of the Company or from taking any action with respect to any Acquisition Proposal as an officer or member of such Board of Directors.

8. Miscellaneous.

(a) Entire Agreement. This Agreement (together with Schedule I and Exhibit A) and the Proxy constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

(b) Further Assurances. Each Stockholder agrees to take any other actions reasonably requested by Parent in order to vest, perfect, confirm or record the rights granted to Parent hereunder.

(c) No Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the Stockholders (in the case of any assignment by Parent) or Parent (in the case of an assignment by a Stockholder); provided that Parent may assign its rights and obligations hereunder to Merger Sub or any other Subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder.

(d) Binding Successors. The parties hereto hereby agree as follows:

(i) subject to Section 8(d)(iii), prior to the Record Date, each Stockholder agrees that this Agreement and the Proxy and the obligations hereunder and thereunder shall attach to the Covered Shares Beneficially Owned by such Stockholder and its Affiliates and shall be binding upon any person to which legal or Beneficial Ownership of such Covered Shares shall pass prior to the Record Date, whether by operation of law or otherwise, including, without limitation, Stockholder’s heirs, guardians, administrators or successors;

(ii) between the Record Date and the Termination Date, each Stockholder agrees that this Agreement and the Proxy and the obligations hereunder and thereunder shall attach to the Covered Shares Beneficially Owned by such Stockholder and its Affiliates. In the event that any Stockholder shall Transfer any Covered Shares between the Record Date and the Termination Date, which Transfers are made through privately negotiated transaction, by operation of law or otherwise (including, without limitation, Transfers to such Stockholder’s heirs, guardians, administrators or successors), it shall be a condition of such Transfer that such person agrees to be a party to this Agreement and shall be bound by the terms of this Agreement; provided, however, that any Transfer occurring through the NASDAQ shall be free and clear of this Agreement and the obligations arising hereunder (and the transferee thereof shall take such Covered Shares free and clear of all such obligations arising hereunder) and that Parent shall have no right with regard to such Covered Shares; and

(iii) anything to the contrary in this Agreement notwithstanding, following the Termination Date, each Stockholder may Transfer Covered Shares by any means and such Transfers shall be free and clear of this Agreement and the Proxy and the obligations arising hereunder and thereunder (and the transferee thereof shall take such Covered Shares free and clear of this Agreement and the Proxy and the obligations arising hereunder and thereunder) and that Parent shall have no right with regard to such Covered Shares.

(e) Amendments. This Agreement may not be amended, changed, supplemented or otherwise modified except by an instrument in writing signed on behalf of Parent and Stockholder.

(f) Notice. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received) (i) upon receipt, if delivered personally or by first class mail, postage pre-paid, (ii) on the date of transmission, if sent by facsimile transmission (with confirmation of receipt), or (iii) on the Business Day after dispatch, if sent by nationally recognized, documented overnight delivery service, as follows:

If to Stockholder:

At the address and facsimile number set forth on Schedule I hereto.

Copy to:

Icahn Enterprises Limited Partnership

Icahn Associates Corp. and Affiliated Companies

767 5th Avenue

New York, NY 10153

Attention: Keith L. Schaitkin, Deputy General Counsel

Facsimile: (212) 688-1158

If to Parent:

Oracle Corporation

500 Oracle Parkway

Redwood City, CA 94065

Attention: General Counsel Facsimile No.: (650) 633-1813

Copy to:

Latham & Watkins LLP

505 Montgomery Street Suite #2000

San Francisco, CA 94111

Attention: John M. Newell, Esq.

Facsimile No.: (415) 395-8095

or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

(g) Severability. This Agreement shall be deemed severable; the invalidity, illegality or unenforceability of any term or provision of this Agreement shall not affect the validity, legality or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

(h) Remedies. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any such right, power or remedy by any party hereto shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with such party’s obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(j) No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k) Governing Law. This Agreement, and all matters arising hereunder or in connection herewith, shall be governed by, and construed in accordance with, the internal laws of the State of Delaware without giving effect to the principles of conflict of laws.

(l) Submission to Jurisdiction. Each party to this Agreement hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of the Court of Chancery of the State of Delaware sitting in Wilmington, Delaware for any actions, suits or proceedings arising out of or relating to this Agreement or the transaction contemplated hereby, (ii) agrees not to commence any action, suit or proceeding relating thereto except in such court and in accordance with the provisions of this Agreement, (iii) agrees that service of any process, summons, notice or document by U.S. registered mail, or otherwise in the manner provided for notices in Section 8(f) hereof, shall be effective service of process for any such action, suit or proceeding brought against it in any such court, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding in such courts and (v) agrees not to plead or claim in any court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(m) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(M).

(n) Specific Performance. The parties hereto hereby agree that irreparable damage to Parent would occur, damages would be difficult to determine and would be an insufficient remedy and no other adequate remedy would exist at law or in equity, in each case in the event that any provision of this Agreement were not fully performed by each Stockholder in accordance with its specific terms or were otherwise breached. Each Stockholder hereby waives any defenses based on the adequacy of any other remedy, whether at law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor by Parent. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by a Stockholder of any of its covenants or obligations set forth in this Agreement, Parent shall be entitled (in addition to any other remedy that may be available at law or in equity, including monetary damages) to seek and obtain (i) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (ii) an injunction restraining such breach or threatened breach.

(o) Interpretation. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The words “include,” “includes” and “including” shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of like import. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. No provision of this Agreement shall be interpreted for or against any party hereto because that party or its legal representatives drafted the provision. The words “hereof,” “hereto,” “hereby,” “herein,” “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not any particular section in which such words appear.

(p) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement.

(q) Expenses. Except as otherwise provided herein, each party hereto shall pay such party’s own expenses incurred in connection with this Agreement.

IN WITNESS WHEREOF, Parent and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

ORACLE CORPORATION

By: /s/ CHARLES E. PHILLIPS, JR.
Name: Charles E. Phillips, Jr.
Title: President

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner By: Barberry Corp., sole member

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

SCHEDULE I

Name and Contact Information for Stockholders	Number of Shares of Company Common Stock Beneficially Owned
High River Limited Partnership[1] c/o Icahn Associates Corp. 767 Fifth Avenue, 47th Floor New York, New York 10153 Attention: Keith Schaitkin Facsimile No.: (212) 688-1158	10,364,001

Icahn Partners LP1 c/o Icahn Capital Management LP 767 Fifth Avenue, 47th Floor New York, New York 10153 Attention: Keith Schaitkin Facsimile No.: (212) 688-1158	15,236,448

Icahn Partners Master Fund LP1 c/o Icahn Capital Management LP 767 Fifth Avenue, 47th Floor New York, New York 10153 Attention: Keith Schaitkin Facsimile No.: (212) 688-1158	18,049,915

Icahn Partners Master Fund II LP1 c/o Icahn Capital Management LP 767 Fifth Avenue, 47th Floor New York, New York 10153 Attention: Keith Schaitkin Facsimile No.: (212) 688-1158	5,926,430

Icahn Partners Master Fund III LP1 c/o Icahn Capital Management LP 767 Fifth Avenue, 47th Floor New York, New York 10153 Attention: Keith Schaitkin Facsimile No.: (212) 688-1158	2,243,223

[1]

For further information relating to the beneficial ownership of the shares set forth on this Schedule I, please see the Schedule 13D filed with the Securities and Exchange Commission on September 14, 2007 by High River Limited Partnership, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, among others, as amended by the Amendment No. 1 filed on September 20, 2007, Amendment No. 2 filed on October 2, 2007, Amendment No. 3 filed on October 3, 2007, Amendment No. 4 filed on October 10, 2007, Amendment No. 5 filed on October 12, 2007, Amendment No. 6 filed on October 26, 2007 and Amendment No. 7 filed on November 5, 2007, with respect to the shares of common stock issued by BEA Systems, Inc.

EXHIBIT A

FORM OF IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of BEA Systems, Inc., a Delaware corporation (the “Company”), hereby (i) irrevocably grants to, and appoints, Oracle Corporation, a Delaware corporation (“Parent”), and any person designated in writing by Parent, and each of them individually, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote all of the Covered Shares or grant a consent or approval in respect of the Covered Shares, in accordance with the terms of this Proxy and (ii) revokes any and all proxies heretofore given in respect of the Covered Shares.

This Proxy is granted pursuant to that certain Voting Agreement, dated as of January 16, 2008, by and between Parent and Stockholder (the “Voting Agreement”). For the purposes of this Proxy, “Covered Shares” has the meaning set forth in the Voting Agreement.

Stockholder hereby affirms that the irrevocable proxy set forth in this Proxy is given in connection with the execution of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of the date hereof, by and among Parent, Bronco Acquisition Corporation, a Delaware corporation (“Merger Sub”), and the Company, providing, among other things, for the merger of Merger Sub with and into the Company, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under the Voting Agreement. Stockholder hereby further affirms that the irrevocable proxy set forth in this Proxy is coupled with an interest and may under no circumstances be revoked. Without limiting the generality of the foregoing, this Proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporation Law.

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned at any time after the date hereof and prior to the termination of the Voting Agreement to act as the undersigned’s attorney-in-fact and proxy to vote the Covered Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Covered Shares (including, without limitation, the power to execute and deliver written consents), at every annual, special, adjourned or postponed meeting of the stockholders of the Company and in every written consent in lieu of such a meeting, solely in the manner set forth in Section 2(a) of the Voting Agreement. No Stockholder shall commit or agree to take any action inconsistent with the foregoing.

Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned, except as set forth in Section 8(d) of the Voting Agreement.

This Proxy will terminate and become null and void and of no further effect upon the termination of the Voting Agreement pursuant to Section 6 thereof.

Dated: January 16, 2008

HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner By: Barberry Corp., sole member

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

ICAHN PARTNERS LP

By: /s/ EDWARD E. MATTNER
Name: Edward E. Mattner Title: Authorized Signatory

Annex E

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE

STATE OF DELAWARE

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

BEA SYSTEMS, INC.

SUBMIT YOUR PROXY VIA THE INTERNET OR BY TELEPHONE

Dear Stockholder:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

BEA Systems encourages you to submit your proxy electronically via the Internet or by telephone, both of which are available 24 hours per day, seven days per week. If you submit your proxy by Internet or telephone, you do NOT need to mail your proxy card.

•

To submit your proxy electronically via the Internet, go to the Website: http://www. [                    ].com and follow the prompts. You must use the control number printed in the box by the arrow on the reverse side of this card.

•	To submit your proxy by telephone, use a touch-tone telephone and call 1-888-[ ]. You must use the control number printed in the box by the arrow on the reverse side of this card.

If you have any questions or need assistance in voting, please call D. F. King & Co., Inc., which is assisting BEA Systems, toll-free at 1-800-769-7666 or collect at 1-212-269-5550.

Thank you for your prompt attention to this request.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,

i    MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.    i

BEA SYSTEMS, INC.	SPECIAL MEETING PROXY CARD

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

		FOR	AGAINST	ABSTAIN
1.	To adopt the Agreement and Plan of Merger, dated as of January 16, 2008, among BEA Systems, Inc., Oracle Corporation and Bronco Acquisition Corp., as it may be amended.	❑	❑	❑

2.	To adjourn or postpone Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of such adjournment or postponement to adopt the merger agreement.	❑	❑	❑

❑     I/We plan to attend the Special Meeting in [                    ], California.

IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE OF THIS CARD ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

(Continued, and please sign on reverse side.)

VOTE BY INTERNET	WWW.[ ].COM
Use the Internet to submit your proxy until [ ] EDT on [ ] 2008. Have your proxy card in hand when you access the website listed above and follow the instructions provided.
VOTE BY TELEPHONE	1-888-[ ]
Use any touch-tone telephone to submit your proxy until [ ] EDT on [ ] 2008. Have your proxy card in hand when you call and follow the instructions provided.
VOTE BY MAIL
Please mark, sign, date and promptly mail your proxy card using the postage-paid envelope provided or return your proxy card to: BEA Systems, Inc., c/o Corporate Election Services, PO Box 3230, Pittsburgh PA 15230 to ensure that your vote is received prior to the Special Meeting on [ ], 2008.

Vote by Telephone Call Toll-Free using a touch-tone telephone: 1-888-[ ]	Vote by Internet Access the Website and submit your proxy: www.[ ].com	Vote by Mail Sign and return your proxy in the postage-paid envelope provided.

Control Number è

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION,

i    MARK, SIGN, DATE AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE.    i

BEA SYSTEMS, INC.	SPECIAL MEETING PROXY CARD

This proxy is being solicited on behalf of the Board of Directors of BEA Systems, Inc. (the “Company”).

The undersigned hereby appoints Alfred S. Chuang and Mark P. Dentinger, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of BEA Systems, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held at [            ], on [            ], 2008, at [            ], and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

, 2008
Stockholder Sign Here	Date

, 2008
Stockholder (Joint Owner) Sign Here	Date

Please sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, corporation, trustee, guardian or custodian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.